PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION—APRIL 1, 2022

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SpartanNash Company

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(l) and 0-11.

2022 Proxy Statement

NOTICE OF THE ANNUAL MEETING
OF SHAREHOLDERS

Dear SpartanNash Shareholder,

In a continuously challenging pandemic environment, our approximately 16,500 Associates worked on the front lines and behind the scenes every day to serve our customers. Despite industry-wide supply chain challenges and a labor shortage, we ensured that families across the globe maintained access to critical food, medications and household supplies as we have done as a Company for over 100 years.

This year, we blazed a new path for SpartanNash, starting with reflecting internally about who we are and how we want to define ourselves in the future. The outcome of this work is called Our Winning Recipe, which we outline in the Company’s environmental, social and governance (ESG) report. With this new North Star, I’m proud to share how we are evolving to best serve our customers, Associates and communities. Moreover, our Board of Directors, Executive Leadership Team and Associates have made a long-term commitment to promoting and integrating ESG and diversity and inclusion (D&I) practices into how we achieve our mission to deliver the ingredients for a better life. We will hold each other accountable to ensure a reliable, sustainable and resilient future for our stakeholders.

At this year’s Annual Meeting, your vote will be especially important because an affiliate of Macellum Advisors GP, LLC has provided notice of its intent to nominate five candidates for election to the Company’s Board at the Annual Meeting, and Macellum has, together with Ancora Holdings Group, LLC and certain of their respective affiliates, filed proxy materials with the Securities and Exchange Commission to solicit our shareholders in support of three of these candidates. When determining the Board’s recommendations on director nominees and matters before the Annual Meeting, the Board has carefully considered the best interests of all our shareholders. The Board recommends that you vote “FOR” each of the Board’s nominees to be elected and vote in accordance with the Board’s recommendations on each other proposal before the Annual Meeting, as described in the accompanying proxy statement, using the enclosed WHITE proxy card.

We are incredibly proud of our 2021 results, with highlights noted below:

•	Generated $8.9 billion in revenues.

•	Returned over $34 million to shareholders in the form of dividends and share repurchases.

•	Achieved 12.7% two-year retail comparable sales, significantly exceeding initial expectations.

•	Generated $161 million cash flow from operations and paid down over $86 million in long-term debt, significantly improving our leverage.

•	Implemented and rigorously adhered to health and sanitation best practices to remain operational, while ensuring the safety of our frontline Associates and guests across our 145 stores, 84 pharmacies and 18 distribution centers.

As we look ahead to 2022, we are focused on five strategic priorities:

•	Create a People First Culture to Win the War for Talent – Attracting and retaining top talent is more important than ever. We will continue to make significant investments in Associate wages, benefits, recognition, communication, D&I and safety programs to ensure our team has the support and inspiration they need to do their best work.

•	Elevate Execution to Win the Day – Enhancing our technology and automation will create added value and efficiencies for us to operate with excellence.

•	Deliver on the Promise to Transform the Supply Chain – Our supply chain transformation project that launched in 2021 will continue to drive process improvements and savings. This program also optimizes our network to improve customer service and reduce our greenhouse gas emissions.

•	Act on Insights to Optimize Customer-Product Portfolios – Redefining SpartanNash as a “food solutions company,” we will look to expand our service offerings and profitability, tailor our retail assortment to match local needs, and position our military business for success with portfolio diversification.

•	Launch Customer-Centric, Innovative Solutions – We will leverage customer insights to grow our OwnBrands (private brands) profitably, to offer new services through strategic partnerships in creating the ecosystem of the future to delight customers, and to increase eCommerce sales.

As all SpartanNash Associates complete training on Our Winning Recipe and with a detailed 2022 Master Action Plan that outlines the Company’s strategic focus areas and roadmap, I’m incredibly optimistic about our potential to deliver another outstanding performance for shareholders in 2022. On behalf of the Board of Directors, our Executive Leadership Team and all of our Associates, I thank you for your continued support and investment in SpartanNash Company.

Sincerely,

Tony Bashir Sarsam

President and Chief Executive Officer

2022 Proxy Statement	01

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION—APRIL 1, 2022

SpartanNash Company
850 76th Street, S.W.
P.O. Box 8700
Grand Rapids, Michigan
49518-8700

Notice of Annual Meeting of Shareholders

The 2022 Annual Meeting of Shareholders (including any adjournments, postponements, or continuations thereof, the “Annual Meeting”) of SpartanNash Company (the “Company”) is scheduled to be held virtually on [●], 2022, at [●] [a/p].m., Eastern Daylight Time. At the Annual Meeting, we will consider and vote on the matters listed below.

MEETING DETAILS

Meeting Date	Meeting Time	Location	Record Date
[●], 2022	[●] [a/p].m. E.D.T.	Via live webcast at [●]	The close of business on [●], 2022

VOTING MATTERS

1	Election of nine directors to serve until the 2023 Annual Meeting of Shareholders of the Company and until such directors’ successors shall have been elected and qualified;
2	Advisory approval of the Company’s named executive officer compensation;
3	Approval of the SpartanNash Company Associate Stock Purchase Plan of 2022, including the reservation of 300,000 shares for issuance thereunder;
4	Ratification of the selection of Deloitte & Touche LLP as the Company’s independent certified public accounting firm for the fiscal year ending December 31, 2022; and
5	Any other business that may properly come before the meeting, and any adjournment, postponement or continuation of the meeting.

The foregoing items are described more fully in the accompanying proxy statement.

Only shareholders of record of the Company’s common stock as of the close of business on [●], 2022 are entitled to notice of and to vote at the Annual Meeting. Such shareholders are urged to submit a WHITE proxy card, even if their shares were sold after such date.

Due to the COVID-19 pandemic, the meeting will be held in a virtual format to provide a safe experience for our shareholders and Associates. The Annual Meeting will be held online via a live webcast at [●]. You may only participate in the virtual meeting by registering in advance at [●] prior to the deadline of [●] [a/p].m. Eastern Daylight Time on [●], 2022. Please have your voting instruction form, proxy card or other communication containing your control number available and follow the instructions to complete your registration request. Upon completing registration, participants will receive further instructions via email, including unique links that will allow them to access the Annual Meeting and will permit them to submit questions during the Annual Meeting.

02	2022 Proxy Statement

Notice of Annual Meeting of Shareholders

IMPORTANT

Macellum Home Fund, LP, an affiliate of Macellum Advisors GP, LLC (together with its affiliates, “Macellum”), has provided notice to the Company of its intent to nominate five candidates for election to the Company’s Board of Directors (the “Board”) at the Annual Meeting. Macellum and Ancora Holdings Group, LLC (together with its affiliates, “Ancora”, and together with Macellum, the “Investor Group”) have filed proxy materials with the Securities and Exchange Commission to solicit our shareholders in support of three of these candidates. The Company is not responsible for the accuracy of any information contained in any solicitation materials filed or disseminated by, or on behalf of, the Investor Group or any other statements that they may otherwise make.

THE BOARD DOES NOT ENDORSE ANY OF MACELLUM’S NOMINEES AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE BOARD’S NOMINEES TO BE ELECTED USING THE ENCLOSED WHITE PROXY CARD. The Board also urges you to disregard any materials, and not to sign, return or vote on any proxy card, that may be sent to you by or on behalf of the Investor Group. If you have already voted using a proxy card sent to you by the Investor Group, you can revoke it by following the instructions on the enclosed WHITE proxy card to vote by Internet or telephone, by dating, signing, and returning the enclosed WHITE proxy card or by voting virtually at the Annual Meeting. Only your latest dated proxy will count, and any proxy may be revoked at any time prior to its exercise at the Annual Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE BOARD’S NOMINEES TO BE ELECTED AND “FOR” PROPOSALS 2, 3, AND 4 USING THE ENCLOSED WHITE PROXY CARD.

BY ORDER OF THE BOARD OF DIRECTORS

Ileana McAlary

Senior Vice President, Chief Legal Officer

and Corporate Secretary

[●], 2022

Your vote is important to us. PLEASE VOTE PROMPTLY ONLINE, BY PHONE, OR BY MAIL, REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING. Voting your shares prior to the meeting will not affect your right to attend or vote at the meeting. See the information under “Questions and Answers about the Proxy Materials and our Annual Meeting” regarding how to vote.

If you have any questions about how to vote your shares, please call the firm assisting us with the solicitation of proxies, Morrow Sodali LLC, at the contact listed below.

509 Madison Avenue Suite 1206

New York, NY 10022

Shareholders Call Toll Free: (800) 662-5200

Banks, Brokers, Trustees and Other Nominees Call Collect: (203) 658-9400

Email: SPTN@investor.morrowsodali.com

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on [●], 2022: The Company’s proxy statement and annual report to shareholders for the fiscal year ended January 1, 2022, are currently available for viewing online at [●].

2022 Proxy Statement	03

In this proxy statement, we refer to SpartanNash Company as “SpartanNash,” the “Company,” “we,” and “us,” the Company’s Board of Directors as the “Board” and the Company’s 2022 Annual Meeting of Shareholders, including any adjournments, postponements, or continuations thereof, as the “Annual Meeting.” We refer to the fiscal year ending December 31, 2022 as “fiscal 2022,” the fiscal year ended January 1, 2022 as “fiscal 2021”, the fiscal year ended January 2, 2021 as “fiscal 2020,” and the fiscal year ended December 28, 2019 as “fiscal 2019,” and references to a “year” made in connection with our financial information or operating results are to the fiscal year, unless otherwise stated.

04	2022 Proxy Statement

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION—APRIL 1, 2022

On [●], 2022, this proxy statement, the Company’s annual report to shareholders for fiscal 2021, and a WHITE proxy card were first mailed to our shareholders entitled to notice of and to vote at the Annual Meeting.

  Proxy Summary

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider. You should carefully read this entire proxy statement and the Company’s annual report to shareholders for fiscal 2021 before voting.

ANNUAL MEETING OF SHAREHOLDERS

Meeting Date	Meeting Time	Location	Record Date
[●], 2022	[●] [a/p].m. E.D.T.	Via live webcast at [●]	The close of business on [●], 2022

WAYS TO VOTE

Mail	Internet	Phone
Mark, sign and date your WHITE proxy card and return it in the postage-paid envelope we have provided.	www.proxyvoting.com/SPTN	1-866-894-0534

REGISTRATION AND ADMISSION

The Annual Meeting will be held online via a live webcast at [●]. In order to attend the Annual Meeting virtually via the Internet, participants must register at [●] prior to the registration deadline of [●] [a/p].m. Eastern Daylight Time on [●], 2022. Please have your voting instruction form, proxy card or other communication containing your control number available and follow the instructions to complete your registration request. Upon completing registration, participants will receive further instructions via email.

YOUR VOTE IS IMPORTANT

Please vote promptly online, by phone, or by mail, regardless of whether you plan to attend the Annual Meeting. Voting your shares prior to the meeting will not affect your right to attend or vote at the meeting. See the information under “Questions and Answers about the Proxy Materials and our Annual Meeting” regarding how to vote.

2022 Proxy Statement	05

Proxy Summary

MEETING AGENDA AND BOARD VOTING RECOMMENDATION

1	Election of nine directors to serve until the 2023 Annual Meeting of Shareholders of the Company and until such directors’ successors shall have been elected and qualified	“FOR” each of the Board’s nominees
2	Advisory approval of the Company’s named executive officer compensation	“FOR”
3	Approval of the SpartanNash Company Associate Stock Purchase Plan of 2022, including the reservation of 300,000 shares for issuance thereunder	“FOR”
4	Ratification of the selection of Deloitte & Touche LLP as the Company’s independent certified public accounting firm for fiscal 2022	“FOR”

We will also transact any other business that may properly come before the meeting, and any adjournment, postponement, or continuation of the meeting.

06	2022 Proxy Statement

Proxy Summary

OUR DIRECTOR NOMINEES

Our Board consists of a diverse group of highly experienced and accomplished leaders in their respective fields. The following table and charts provide summary information about the Board’s director nominees standing for election at the Annual Meeting, each of whom is currently a member of the Board. Detailed information about each director nominee’s background, skill set, and areas of experience can be found beginning on page 34 of this proxy statement.

				Committee Memberships
Name	Age	Independent	Occupation	AC	CC	NCGC
M. Shân Atkins	65		Independent Business Executive and Retired Retail and Consumer Executive	C, F		M
Douglas A. Hacker	66		Chair of the Board, Independent Business Executive and Retired Chief Financial Officer and Executive Vice President Strategy of UAL Corp.
Matthew M. Mannelly	64		Retired Chief Executive Officer of Prestige Brands		M
Julien R. Mininberg[1]	57		Chief Executive Officer of Helen of Troy Limited
Jaymin B. Patel[1]	54		President and Chief Financial Officer of Clarim Acquisition Corp.
Major General (Ret.) Hawthorne L. Proctor	75		Managing Partner of Proctor & Boone Consulting LLC	M
Pamela S. Puryear, Ph.D.[1]	58		Independent Business Executive and Former Chief Human Resources Officer in Retail and Healthcare
Tony B. Sarsam	60		President and Chief Executive Officer of SpartanNash
William R. Voss	68		Managing Director of Lake Pacific Partners		M	C

AC	Audit Committee	C	Chair
CC	Compensation Committee	M	Member
NCGC	Nominating and Corporate Governance Committee	F	Financial Expert

[1]	Appointed to the Board in February 2022; committee assignments pending.

Independence

1
89%
Independent
8
Independent
Non-independent

Tenure[1]

4
4
Average
Tenure:
4.4 Years
1
≤2 years
3–5 years
6+ years

[1]	Presents the approximate average tenure for all director nominees as of April 1, 2022 measured since the 2013 merger of Nash-Finch Company (“Nash Finch”) and Spartan Stores, Inc. (“Spartan Stores”). See “Board Tenure” beginning on page 36 of this proxy statement for more information about the tenure of our director nominees.

2022 Proxy Statement	07

Proxy Summary

CORPORATE GOVERNANCE HIGHLIGHTS

The Board believes that effective corporate governance should reinforce a culture of corporate integrity, foster the Company’s pursuit of profitable growth and ensure quality and continuity of corporate leadership. Highlights of our governance practices include:

Annual election of all directors

Any director who receives more “withheld” votes than “for” votes in an uncontested election must offer his or her resignation

Independent Chairman of the Board

All directors except the CEO are independent

Board reflects diversity of gender, race, backgrounds, skills, experiences, and expertise

Annual Board and Committee evaluations, or peer evaluations of directors
Policy against director overboarding

Policy against hedging and pledging of our securities

Robust stock ownership policy for directors and officers

Clawback policy for the recovery of incentive compensation

Annual say-on-pay vote

Director orientation and continuing education programs

OUR EXECUTIVE COMPENSATION PROGRAM

The Board believes that our compensation policies and practices are effective in achieving the Company’s goal of attracting, motivating, rewarding and retaining the senior management talent required to achieve our corporate objectives and increase shareholder value through long-term profitable growth. The Board believes that executive compensation is appropriately tied to corporate performance and recommends that shareholders vote in favor of the say-on-pay proposal. Detailed information about our executive compensation program can be found beginning on page 51 of this proxy statement.

SHAREHOLDER OUTREACH

Since our last annual meeting, our executive leadership team and Board have actively sought engagement with our investors to discuss our Company, our governance practices, and other topics of importance to investors. Our Board believes that Company management should proactively seek productive dialogue with our shareholders. Detailed information about how shareholders can communicate with members of the Board can be found on page 31 of this proxy statement.

08	2022 Proxy Statement

Proxy Summary

2021 ESG HIGHLIGHTS

SpartanNash is committed to environmental sustainability. In 2021, we formalized our ESG strategy that aligns with SpartanNash’s Core Capabilities - People, Operational Excellence, and Insights That Drive Solutions.

•	People: Engaging, developing, and rewarding our Associates; ensuring a diverse and inclusive workforce; and keeping our Associates safe.

•	Operational Excellence: Supply chain efficiencies that reduce our carbon footprint and costs; creating a stable and secure supply chain.

•	Insights That Drive Solutions: Focus on providing healthy, convenient and local options and related education; services that improve health care outcomes for our pharmacy patients.

We are committed to disclosing our progress against our ESG goals. In addition, in 2021, we formed a cross-functional executive ESG Committee, consisting of senior leaders across our business. Detailed information about our ESG strategy, efforts and progress is available beginning on page 32 of this proxy statement.

2022 Proxy Statement	09

Questions and Answers about the Proxy Materials and the Annual Meeting

WHY AM I RECEIVING THESE MATERIALS?

The Board is providing this proxy statement and the enclosed WHITE proxy card in connection with its solicitation of proxies to be voted at the Annual Meeting. For more information on the participants in the Board’s solicitation, please see “Participants” beginning on page 80 of this proxy statement.

WHO IS THE INVESTOR GROUP? HOW ARE THEY INVOLVED IN THE ANNUAL MEETING?

Macellum Advisors GP, LLC (together with its affiliates, “Macellum”) is an activist hedge fund based in New York. On December 8, 2021, Macellum Home Fund, LP (“Macellum Home”), an affiliate of Macellum, provided notice to the Company of its intent to nominate five candidates for election to the Company’s Board at the Annual Meeting. Ancora Holdings Group, LLC (together with its affiliates, “Ancora”) is an activist hedge fund based in Cleveland, Ohio. Macellum and Ancora (together, the “Investor Group”) have filed proxy materials with the Securities and Exchange Commission (the “SEC”) to solicit our shareholders in support of three of the candidates nominated by Macellum Home.

You may receive proxy solicitation materials from the Investor Group. The Company is not responsible for the accuracy of any information contained in any solicitation materials filed or disseminated by, or on behalf of, the Investor Group or any of its affiliates or any other statements that they may otherwise make.

The Board does not endorse any of Macellum’s nominees and unanimously recommends that you vote “FOR” each of the Board’s nominees to be elected using the enclosed WHITE proxy card. The Board also urges you to disregard any materials, and not to sign, return or vote on any proxy card, that may be sent to you by or on behalf of the Investor Group. Voting to “withhold” with respect to any of Macellum’s nominees on a proxy card sent to you by the Investor Group is not the same as voting for the Board’s nominees, because a vote to “withhold” with respect to any of Macellum’s nominees on the Investor Group’s proxy card will revoke any WHITE proxy card you may have previously submitted. To support the Board’s nominees, you should vote on the enclosed WHITE proxy card “FOR” each of the Board’s nominees to be elected.

If you have already voted using a proxy card sent to you by the Investor Group, you can revoke it following the instructions on the enclosed WHITE proxy card to vote by Internet or telephone, by dating, signing, and returning the enclosed WHITE proxy card or by voting virtually at the Annual Meeting. Only your latest dated proxy will count, and any proxy may be revoked at any time prior to its exercise at the Annual Meeting.

10	2022 Proxy Statement

 Questions and Answers about the Proxy Materials and the Annual Meeting

The two candidates nominated by Macellum Home who were not named in the Investor Group’s proxy materials will also be presented for a shareholder vote at the Annual Meeting unless Macellum Home notifies the Company of its intent to withdraw such candidates prior to the Annual Meeting, which it has not done as of the date of this proxy statement. Since Macellum Home intends to nominate a majority slate at the Annual Meeting, if Macellum Home is successful in electing all five of its nominees at the Annual Meeting, then a change in control may be deemed to have occurred under certain of the Company’s material contracts and other legal instruments. See “Certain Effects of Macellum’s Nominations” beginning on page 21 of this proxy statement. We cannot assure you whether Macellum Home will withdraw one or more of its nominees or whether the Investor Group will file proxy materials to solicit in favor of all five of Macellum Home’s nominees.

WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

You may vote at the Annual Meeting if you were a shareholder of record of SpartanNash common stock at the close of business on [●], 2022, the record date for the Annual Meeting set by the Board. Each shareholder is entitled to one vote per share of SpartanNash common stock on each matter presented for a shareholder vote at the Annual Meeting. Shareholders do not have cumulative voting rights. As of the close of business on the record date, there were [●] shares of SpartanNash common stock outstanding.

WHAT MATTERS AM I VOTING ON?

You will be voting on:

•	the election of nine directors to serve until the 2023 Annual Meeting of Shareholders of the Company and until such directors’ successors shall have been elected and qualified;

•	the advisory approval of the Company’s named executive officer compensation;

•	the approval of the SpartanNash Company Associate Stock Purchase Plan of 2022, including the reservation of 300,000 shares for issuance thereunder;

•	the ratification of the selection of Deloitte & Touche LLP as the Company’s independent certified public accounting firm for the fiscal year ending December 31, 2022; and

•	any other business that may properly come before the Annual Meeting.

HOW DOES THE BOARD OF DIRECTORS RECOMMEND I VOTE ON THESE PROPOSALS?

The Board recommends voting on the WHITE proxy card:

•	“FOR” each of the Board’s director nominees—M. Shân Atkins, Douglas A. Hacker, Matthew M. Mannelly, Julien R. Mininberg, Jaymin B. Patel, Hawthorne L. Proctor, Pamela Puryear, Ph.D., Tony B. Sarsam, and William R. Voss—to be elected;

•	“FOR” the advisory approval of the Company’s named executive officer compensation;

•	“FOR” the approval of the SpartanNash Company Associate Stock Purchase Plan of 2022, including the reservation of 300,000 shares for issuance thereunder; and

•	“FOR” the ratification of the selection of Deloitte & Touche LLP as the Company’s independent certified public accounting firm for the fiscal year ending December 31, 2022.

2022 Proxy Statement	11

Questions and Answers about the Proxy Materials and the Annual Meeting

HOW MANY VOTES ARE NEEDED FOR APPROVAL OF EACH PROPOSAL?

•	Proposal No. 1: A plurality of the votes cast at the Annual Meeting is required to elect directors. This means that the nine director nominees who receive the most votes will be elected to the Board. Any shares not voted “FOR” a particular nominee, whether as a result of a withhold vote or a broker non-vote, will not be counted in such nominee’s favor and will not affect the outcome of the election.

•	Proposal No. 2: Advisory approval of the Company’s named executive officer compensation requires the approval of a majority of the votes cast by shareholders entitled to vote thereon. Abstentions and broker non-votes will not be counted as votes cast and will not affect the outcome of the vote on this proposal. The vote on this proposal is not binding on the Company, the Board or the Compensation Committee. However, the Board and Compensation Committee value the opinions of our shareholders and will take the results of the vote into consideration when making future decisions regarding executive compensation.

•	Proposal No. 3: Approval of the SpartanNash Company Associate Stock Purchase Plan of 2022 requires the approval of a majority of the votes cast by shareholders entitled to vote thereon. Abstentions and broker non-votes will not be counted as votes cast and will not affect the outcome of the vote on this proposal.

•	Proposal No. 4: Ratification of the selection of Deloitte & Touche LLP as our independent certified public accounting firm for fiscal 2022 requires the approval of a majority of the votes cast by shareholders entitled to vote thereon. Abstentions and broker non-votes will not be counted as votes cast and will not affect the outcome of the vote on this proposal.

HOW DO I VOTE IF I AM A SHAREHOLDER OF RECORD?

If you are a shareholder of record (i.e., you own your shares directly on the books of our transfer agent and not through a bank, broker or other nominee), you may vote online or by phone, 24 hours a day, seven days a week (until the applicable deadline set forth below, except for votes at the Annual Meeting). You may also vote by mail if you requested and received printed copies of the proxy materials.

Online Voting. You may vote online by visiting www.proxyvoting.com/SPTN. You may navigate to the online voting site by entering your 8-digit control number. After receiving printed copies of the proxy materials, have your proxy card ready when you access the site and follow the prompts to record your vote. This vote will be counted immediately and there is no need to send in any proxy card you may have received. Except for any votes cast during the Annual Meeting, votes cast online must be received by [●] [a/p].m. Eastern Daylight Time on [●], 2022.

Phone Voting. To vote by phone, dial 1-866-894-0534 and listen for further directions. You must have a touch-tone phone. Telephonic votes will be counted immediately and there is no need to send in your proxy card. Votes cast by phone must be received by [●] [a/p].m. Eastern Daylight Time on [●], 2022.

Voting by Mail. Please properly date, sign and return the enclosed WHITE proxy card in the postage-paid envelope provided in order to vote the shares represented by that proxy card at the Annual Meeting. Votes cast by mail must be received no later than the start of the Annual Meeting.

12	2022 Proxy Statement

 Questions and Answers about the Proxy Materials and the Annual Meeting

Voting at the Virtual Annual Meeting. The Annual Meeting will be held online via a live webcast at [●]. You may only participate in the virtual meeting by registering in advance at [●] prior to the deadline of [●] [a/p].m. Eastern Daylight Time on [●], 2022. Please have your voting instruction form, proxy card or other communication containing your control number available and follow the instructions to complete your registration request. Upon completing registration, participants will receive further instructions via email, including unique links that will allow them to access the meeting.

YOUR VOTE IS IMPORTANT TO US. Please vote promptly online, by phone, or by mailing the enclosed WHITE proxy card, regardless whether you plan to attend the meeting. Voting your shares prior to the Annual Meeting will not affect your right to attend or vote at the meeting.

HOW DO I VOTE IF I AM A BENEFICIAL SHAREHOLDER WITH MY SHARES HELD IN STREET NAME?

If you hold your shares in “street name” (i.e., your shares are registered in the name of a bank, broker or other nominee, which we will collectively reference as your “broker”), then you will receive voting instructions from your broker that you must follow in order to direct your broker on how to vote your shares. PLEASE USE THE VOTING FORMS AND INSTRUCTIONS PROVIDED BY YOUR BROKER OR ITS AGENT. These forms and instructions typically permit you to give voting instructions by mail, phone or online. However, the availability of telephone and Internet voting will depend on the voting process of your broker. You will NOT be able to vote street name shares using the internet address or phone numbers established for shareholders of record as described above.

Please note that you may NOT vote shares held in street name at the Annual Meeting unless you request and receive a valid proxy from your broker, which must be presented as a PDF or image (.gif, .jpg or .png) file format with your online ballot during the Annual Meeting.

WHAT IS A PROXY?

A proxy is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. [●] and [●] have been designated as the Company’s proxy holders by our Board for the Annual Meeting. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the shareholder.

CAN I CHANGE MY VOTE OR REVOKE MY PROXY?

Yes. If you are a shareholder of record (i.e., you own your shares directly on the books of our transfer agent and not through a broker), you may revoke your proxy at any time before it is voted at the Annual Meeting by taking any of the following four actions:

•	by delivering written notice of revocation to our Corporate Secretary, 850 76th Street, S.W., P.O. Box 8700, Grand Rapids, Michigan 49518-8700;

•	by delivering a properly executed proxy card bearing a later date than the proxy that you wish to revoke;

•	by casting a subsequent vote via phone or online, as described in this proxy statement; or

•	by attending the Annual Meeting and voting during the Annual Meeting.

Merely attending the Annual Meeting will not, by itself, revoke your proxy; you must cast a vote at the Annual Meeting following the instructions you receive upon registration. Your last valid proxy or vote that we receive before or during the Annual Meeting is the proxy or vote that will be counted.

2022 Proxy Statement	13

Questions and Answers about the Proxy Materials and the Annual Meeting

If you are a street name holder (i.e., your shares are registered in the name of a broker), and later want to change your vote, your broker can provide you with instructions on how to change your vote.

If you have already signed any proxy card provided by or on behalf of the Investor Group, you have the right to change your vote by using the enclosed WHITE proxy card to vote TODAY by telephone or by Internet using the instructions on the WHITE proxy card or by signing, dating and returning the WHITE proxy card in the postage-paid envelope provided. Please note that voting to “withhold” with respect to any of Macellum’s nominees on a proxy card sent to you by the Investor Group is not the same as voting for the Board’s nominees, because a vote to “withhold” with respect to any of Macellum’s nominees on the Investor Group’s proxy card will revoke any WHITE proxy you may have previously submitted. To support the Board’s nominees, you should vote “FOR” each of the Board’s nominees to be elected on the enclosed WHITE proxy card.

WHAT SHOULD I DO IF I RECEIVE MORE THAN ONE WHITE PROXY CARD OR SET OF PROXY MATERIALS FROM THE COMPANY?

Your shares may be owned through more than one brokerage or other share ownership account. In order to vote all of the shares that you own, you must use each WHITE proxy card you receive in order to vote with respect to each account by telephone, by Internet, or by signing, dating and returning the WHITE proxy card in the postage-paid envelope provided.

The Company will likely conduct multiple mailings prior to the Annual Meeting to ensure shareholders have the Company’s latest proxy information and materials to vote. The Company will send you a new WHITE proxy card with each mailing, regardless of whether you have previously voted. We encourage you to vote every WHITE proxy card you receive. The latest dated proxy you submit will be counted, and, if you wish to vote as recommended by the Board, then you should only submit a WHITE proxy card.

WHAT SHOULD I DO IF I RECEIVE A PROXY CARD OR OTHER PROXY MATERIALS FROM THE INVESTOR GROUP?

On December 8, 2021, Macellum Home provided notice to the Company of its intent to nominate five candidates for election to the Company’s Board at the Annual Meeting. The Investor Group has filed proxy materials with the SEC to solicit our shareholders in support of three of the candidates nominated by Macellum Home. The Board does not endorse any of Macellum’s nominees and urges you to disregard any materials and NOT to sign, return or vote any proxy card sent to you by or on behalf of the Investor Group.

Voting to “withhold” with respect to any of Macellum’s nominees on a proxy card sent to you by the Investor Group is not the same as voting for the Board’s nominees, because a vote to “withhold” with respect to any of Macellum’s nominees on the Investor Group’s proxy card will revoke any WHITE proxy card you may have previously submitted. To support the Board’s nominees, you should vote on the enclosed WHITE proxy card “FOR” each of the Board’s nominees to be elected.

If you have already voted using a proxy card sent to you by the Investor Group, you can revoke it following the instructions on the enclosed WHITE proxy card to vote by Internet or telephone or by signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided or by voting virtually at the Annual Meeting. Only your latest dated proxy will count, and any proxy may be revoked at any time prior to its exercise at the Annual Meeting.

If you have any questions or need assistance voting, please contact Morrow Sodali LLC (“Morrow Sodali”), our proxy solicitor assisting us with the Annual Meeting, at 1 (800) 662-5200 (for shareholders), 1 (203) 658-9400 (for banks, brokers, trustees and other nominees), or SPTN@investor.morrowsodali.com.

14	2022 Proxy Statement

 Questions and Answers about the Proxy Materials and the Annual Meeting

HOW WILL MY SHARES BE VOTED IF I RETURN THE WHITE PROXY CARD?

The shares represented by any WHITE proxy card that is properly executed, received by the Company prior to the Annual Meeting, and not revoked prior to or during the Annual Meeting will be voted in accordance with the specifications made on that WHITE proxy card. If you specify how your shares should be voted on such WHITE proxy card, your shares will be voted as specified.

If you return a properly executed WHITE proxy card without indicating how your shares should be voted on a matter and you do not revoke your proxy, your proxy will be voted:

•	“FOR” each of the Board’s director nominees— M. Shân Atkins, Douglas A. Hacker, Matthew M. Mannelly, Julien R. Mininberg, Jaymin B. Patel, Hawthorne L. Proctor, Pamela Puryear, Ph.D., Tony B. Sarsam, and William R. Voss—to be elected;

•	“FOR” the advisory approval of the Company’s named executive officer compensation;

•	“FOR” the approval of the SpartanNash Company Associate Stock Purchase Plan of 2022, including the reservation of 300,000 shares for issuance thereunder; and

•	“FOR” the ratification of the selection of Deloitte & Touche LLP as the Company’s independent certified public accounting firm for the fiscal year ending December 31, 2022.

The Board is not aware of any matters that are expected to come before the Annual Meeting other than those described in this proxy statement. If any other matter properly comes before the Annual Meeting, all shares represented by WHITE proxy cards that are properly executed, received by the Company, and not revoked will be voted in the discretion of the persons named as proxies on such WHITE proxy cards.

WILL MY SHARES BE VOTED IF I DO NOTHING?

If you are a shareholder of record (i.e., you own your shares directly on the books of our transfer agent and not through a broker) and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the Annual Meeting.

If you are a street name holder (i.e., your shares are registered in the name of a broker), the New York Stock Exchange rules applicable to brokers determine whether your broker may vote your shares in its discretion even if it does not receive voting instructions from you.

If you are a street name holder and a broker provides you with competing proxy materials from the Investor Group (in addition to the Company’s proxy materials), the broker may not vote your shares with respect to any of the proposals to be voted on at the Annual Meeting unless you provide the broker with voting instructions. This is referred to as a “broker non-vote.” In these cases, those shares will not be considered votes cast on the proposals to be considered at the Annual Meeting.

If you are a street name holder and a broker has not provided you with competing proxy materials from the Investor Group (in addition to the Company’s proxy materials), the broker may vote your shares in its discretion on “routine” matters when it does not receive voting instructions from you. With respect to “non-routine” matters, the broker is not permitted to vote your shares without timely received voting instructions. At the Annual Meeting, the only “routine” matter proposed to be presented is the ratification of the selection of Deloitte & Touche LLP as the Company’s independent certified public accounting firm for fiscal 2022 (Proposal No. 4). Accordingly, the broker will be able to exercise discretionary authority on Proposal No. 4 if it does not receive voting instructions from you, and broker non-votes will occur as to each of the other proposals presented at the Annual Meeting, which are considered “non-routine” matters. Such broker non-votes will not be considered votes cast on such proposals.

2022 Proxy Statement	15

Questions and Answers about the Proxy Materials and the Annual Meeting

YOUR VOTE IS IMPORTANT TO US. Please vote promptly online, by phone, or by mailing the enclosed WHITE proxy card, regardless whether you plan to attend the meeting. Voting your shares prior to the Annual Meeting will not affect your right to attend or vote at the meeting.

You can revoke your proxy at any time before the proxy or proxies you appointed cast your votes. If you are a street name holder (i.e., your shares are registered in the name of a broker), and later want to change your vote, your broker can provide you with instructions on how to change your vote. You must follow these instructions in order for your shares to be voted. We urge you to instruct your broker or other nominee, by following the instructions on the enclosed WHITE voting instruction form, to vote your shares in line with the Board’s recommendations on the WHITE voting instruction form.

WHAT IS A QUORUM?

A quorum is the minimum number of shares required to be present in person or by proxy at the Annual Meeting to properly hold a meeting of shareholders and conduct business under our by-laws and Michigan law. Without a quorum, no business may be transacted at the Annual Meeting. The presence virtually or by properly executed proxy of the holders of a majority of the votes which may be cast at the Annual Meeting will constitute a quorum. We will count towards a quorum any abstentions, withhold votes, or broker non-votes.

HOW WILL THE ANNUAL MEETING BE CONDUCTED?

In light of the public health and safety considerations posed by COVID-19 and for the safety of our shareholders, associates, and other members of the community, our Annual Meeting will be held in a virtual format only. The Annual Meeting will be held online via a live webcast at [●].

Only the Company’s shareholders as of the close of business on the record date for the Annual Meeting, their duly-appointed proxies and guests invited by the Company may attend the Annual Meeting. You will not be able to attend the Annual Meeting in person at a physical location. In order to attend the virtual Annual Meeting, you must pre-register at [●] prior to the deadline of [●] [a/p].m. Eastern Daylight Time on [●], 2022. Please have your voting instruction form, proxy card or other communication containing your control number available and follow the instructions to complete your registration request. Upon completing registration, participants will receive further instructions via email, including unique links that will allow them to access the meeting. If you encounter any technical difficulties accessing the virtual Annual Meeting, please call the technical support number that will be posted on the virtual meeting log-in page.

HOW CAN I ASK QUESTIONS DURING THE ANNUAL MEETING?

Shareholders may submit questions during the Annual Meeting by following the instructions they receive upon registration, as described above. Questions submitted during the meeting pertinent to meeting matters will be answered during the meeting, subject to time constraints. Additional information regarding the ability of shareholders to ask questions during the Annual Meeting will be included in the rules of conduct that will be available on the Annual Meeting website.

IF I CAN’T ATTEND THE ANNUAL MEETING, CAN I VOTE LATER?

You do not need to attend the virtual Annual Meeting to vote if you submitted your vote via proxy in advance of the meeting. Whether or not shareholders plan to attend the Annual Meeting, we urge shareholders to vote and submit their proxy in advance of the Annual Meeting by one of the methods described in this proxy statement. Any votes submitted after the closing of the polls at the Annual Meeting will not be counted.

16	2022 Proxy Statement

 Questions and Answers about the Proxy Materials and the Annual Meeting

WHO WILL COUNT THE VOTES?

[●] will serve as the independent inspector of election (the “Inspector of Election”) and, in such capacity, will count and tabulate the votes.

WHAT HAPPENS IF THE ANNUAL MEETING IS ADJOURNED?

The shareholders present at the meeting, virtually or by proxy, may, by a majority vote, adjourn the meeting despite the absence of a quorum. If a quorum is not present at the meeting, the Chairman of the meeting may adjourn the meeting to permit further solicitation of proxies in order to achieve a quorum. Unless a new record date is fixed, your proxy will still be valid at an adjourned Annual Meeting and you will still be able to change or revoke your proxy until it is used to vote your shares.

WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?

We intend to announce preliminary voting results based on the advice of our proxy solicitor at the Annual Meeting. We also expect to disclose preliminary voting results based on the preliminary tabulation by the Inspector of Election on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting. We will report voting results based on the Inspector of Election’s final, certified report on a Current Report on Form 8-K that we will file with the SEC as soon as practicable after the Annual Meeting.

WHO CAN HELP ANSWER ANY OTHER QUESTIONS I MAY HAVE?

If you have any questions or require any assistance with voting your shares, or if you need additional copies of the proxy materials, please contact our proxy solicitor:

MORROW SODALI LLC
Shareholders Call Toll Free: (800) 662-5200
Banks, Brokers, Trustees and Other Nominees Call Collect: (203) 658-9400
Email: SPTN@investor.morrowsodali.com

2022 Proxy Statement	17

Background of the Solicitation

Over the past four years, the Board has overseen significant change at SpartanNash and believes that it has taken decisive action to change the composition of the Board while improving performance through executive leadership changes. During this time, the Company has also increased revenue and adjusted EBITDA, reduced debt, and strengthened its balance sheet, which the Company believes has enabled a comprehensive transformation of the business and substantial improvement in operational effectiveness and performance. The Company has also made important investments in the business, while simultaneously returning capital to shareholders through dividends and share repurchases. At the same time, the Board has steered SpartanNash through the pandemic, maintaining stability and navigating the challenges that impacted each of the Company’s business segments in different ways.

In the summer of 2021, the Board launched a board refreshment process to identify the skills, experience, and diversity that would enhance the Board’s effective oversight of the Company. On July 26, 2021, the Board entered into an engagement letter with Russell Reynolds Associates, a leading executive search firm, who began identifying candidates during the summer.

On November 15, 2021, Jason Monaco, the Company’s Chief Financial Officer, and Chris Mandeville of ICR, the Company's investor relations firm, met virtually with Jonathan Duskin and Aaron Goldstein of Macellum to discuss the Company’s recently announced third quarter results.

On December 2, 2021, Tony Sarsam, the Company’s Chief Executive Officer, Mr. Monaco, and Todd Riksen, the Company’s Corporate Controller, met in Grand Rapids with Mr. Duskin and Mr. Goldstein. Mr. Duskin and Mr. Goldstein asked questions about the Company’s business, history, and financial performance. However, they did not present any materials, make any requests of the Company, or share any investment thesis or suggestions to improve the Company.

On December 8, 2021, Macellum Home delivered notice of its intention to nominate a control slate of five candidates for election to the Board at the Annual Meeting, including two of Macellum's own principals. The nomination notice disclosed that Macellum Home beneficially owned only 1,000 shares of common stock that had been acquired six weeks before. A letter from Mr. Duskin accompanying the nomination notice conceded that “we still have some more work to do to finalize our assessment.”

On December 14, 2021, Mr. Sarsam, Mr. Monaco, and Mr. Riksen met virtually with Mr. Duskin and Mr. Goldstein. Mr. Duskin and Mr. Goldstein asked questions about the Company’s business, focusing on its retail operations, but again did not present any materials, make any requests of the Company, or share any investment thesis or suggestions to improve the Company. Instead, Macellum noted it would follow up in early 2022.

Macellum made no attempt to communicate or meet with the Company during the entire month of January.

On February 4, 2022, culminating the board refreshment process that began during the summer of 2021, the Board appointed three new independent directors: Julien Mininberg, Jaymin Patel, and Pamela Puryear, Ph.D. In conjunction with this refreshment, it was announced that three current directors, Frank M. Gambino, Ph.D., Ms. Yvonne R. Jackson, and Ms. Elizabeth A. Nickels, will not be standing for reelection at the Annual Meeting. As part of its refreshment process, the Board and its Nominating and Corporate Governance Committee, with assistance of the leading executive search firm, reviewed the credentials and qualifications of Macellum’s nominees, as it did with those of approximately 175 other candidates identified in the refreshment process. Following this review, the Board determined that Messrs. Mininberg and Patel and Dr. Puryear had the most relevant skills and experiences for the needs of the Board and Company.

18	2022 Proxy Statement

Background of the Solicitation

On February 7, 2022, the Company issued a press release announcing the board refreshment. Mr. Monaco forwarded this release to Macellum with a note that the Company would be happy to connect to discuss its recent announcements. Later that day, Mr. Duskin responded to Mr. Monaco requesting a meeting with the Board at their earliest convenience. The Company offered a meeting with Mr. Sarsam and Mr. Monaco, which Macellum subsequently confirmed. It was Macellum’s first interaction with the Company in almost two months.

On February 9, 2022, Mr. Sarsam, Mr. Monaco, and Mr. Riksen met virtually with Mr. Duskin and Mr. Goldstein. Despite having not communicated with the Company since the December 14 meeting—at which Macellum had offered no ideas for the Board or management to implement—Mr. Duskin criticized the Company for not proactively soliciting Macellum’s viewpoints on the board refreshment process and requested to speak with the Board. However, yet again, Macellum did not present any materials, make any requests of the Company (besides their request to speak to the Board), or share any investment thesis or suggestions to improve the Company.

On February 24, 2022, the Company reported fourth quarter and fiscal 2021 earnings. During fiscal 2021, the Company generated substantial free cash flow, improved gross margins, and delivered strong grocery retail comparable sales and significant supply chain improvements. Later that day, Mr. Duskin and Mr. Goldstein met virtually with Mr. Monaco to discuss the Company’s earnings release.

On March 1, 2022, Doug Hacker, the Company’s Chairman; Shan Atkins, the chair of the Audit Committee; Bill Voss, the chair of the Nominating and Corporate Governance Committee; Mr. Sarsam; and Mr. Monaco met virtually with Mr. Duskin and Mr. Goldstein. Macellum shared prepared materials, including, for the first time since discussions began more than three months earlier, specific views on the Company’s business. Despite the materials’ length, they contained only three sub-bullets on ideas for the Company to consider implementing: (i) “operational turnaround potential”, (ii) “significant owned real estate sitting idle on the balance sheet”, and (iii) “exploration of all strategic options that could provide a better risk adjusted return for shareholders”. The directors and officers in attendance answered questions about the Company.

On March 3, 2022, Mr. Hacker contacted Mr. Duskin and Mr. Goldstein to inform them that the full Board would review Macellum’s presentation, giving their views due consideration, and offered a follow-up discussion once this review was complete.

Later on March 3, 2022, Macellum Home delivered a books and records demand for shareholder list materials to the Company. That same day, Macellum’s counsel requested the Company’s consent to the use of a universal proxy card in connection with the Annual Meeting.

Also on March 3, 2022, Mr. Goldstein contacted Mr. Monaco and demanded that: (i) the Board appoint four of Macellum’s five nominees, and that two current directors retire; (ii) the Company agree to a process to explore all strategic alternatives; (iii) the Board form a strategic committee to oversee the exploration of strategic alternatives, with membership split between incumbent directors and Macellum’s nominees and that one of Macellum’s nominees have a leadership role on the strategic committee; and (iv) the Company give a firm commitment to proceed with a sale-leaseback of a significant portion of the Company’s owned real estate.

On March 7, 2022, Mr. Hacker, Ms. Atkins, Mr. Patel, Mr. Voss, Mr. Sarsam, and Mr. Monaco met virtually with Mr. Duskin and Mr. Goldstein. The Company offered to interview two of Macellum’s candidates, John Fleming and Michael Lewis, as part of a process in which the Company would appoint one mutually agreeable director with experience in grocery retail and distribution. The Board had considered grocery retail and distribution experience among other criteria during the refreshment process that resulted in three director appointments in February 2022, but ultimately determined to prioritize other skills and expertise. However, the Board was willing to consider adding a candidate with this experience as part of a constructive resolution with Macellum. However, Mr. Duskin expressed strong dissatisfaction with the Board’s proposal, refused to permit interviews of Mr. Fleming or Mr. Lewis, and reiterated Macellum’s March 3 proposal.

2022 Proxy Statement	19

Background of the Solicitation

On March 9, 2022, Mr. Hacker, Mr. Sarsam, and Mr. Monaco met virtually with Mr. Duskin and Mr. Goldstein. In an effort to reach a constructive resolution, the Company enhanced its proposal made on March 7. Specifically, the Company offered to appoint, subject to full Board approval, either Mr. Fleming or Mr. Lewis, in its discretion, to the Board and to form a new Board committee to review certain aspects of the business, including strategic matters, which would be chaired by Mr. Sarsam and would include the appointed Macellum nominee. Mr. Duskin rejected the Company’s enhanced proposal outright, without even offering a counter-proposal. Mr. Duskin did not disclose Macellum’s cooperation with Ancora, that the Investor Group had already been formed, or that the Investor Group had already considered soliciting in favor of a reduced slate of three candidates.

On March 10, 2022, counsel to the Company responded to Macellum Home’s books and records demand.

On March 11, 2022, the Company notified Macellum’s counsel that it would not adopt a universal proxy card at the Annual Meeting because, among other reasons, it would introduce significant changes to the Company’s election procedures only a short time prior to the filing of the Company’s proxy materials and, as the SEC explained in its official release on November 17, 2021 regarding the delayed effectiveness of the universal proxy card rules, companies need time to prepare to implement a universal proxy card regime.

On March 18, 2022, the Investor Group leaked a letter to SpartanNash shareholders to Bloomberg. Shortly after the Bloomberg story was published, the Investor Group filed a preliminary proxy statement relating to their solicitation in favor of three nominees. Until the letter, the Company did not know that Ancora was currently a shareholder. The letter echoed many of the themes contained in Macellum’s March 1 prepared materials, such as vague references to an undefined “credible and clear operating plan for delivering enhanced value”.

Later on March 18, 2022, Mr. Goldstein sent a text message to Mr. Sarsam stating that “its [sic] not about you it’s about the Board”, and offered to meet with Mr. Sarsam one-on-one. Later that day, Mr. Sarsam responded that it would be inappropriate to have a meeting without other members of the Board present.

On March 23, 2022, the Company and the Investor Group entered into a confidentiality agreement with respect to Macellum Home’s books and records demand.

On April 1, 2022, the Company filed this preliminary proxy statement.

20	2022 Proxy Statement

Certain Effects of Macellum’s Nominations

Macellum Home has notified the Company of its intent to nominate five candidates for election to the Board at the Annual Meeting, and the Investor Group has filed proxy materials with the SEC to solicit our shareholders in support of three of the candidates nominated by Macellum Home. The two candidates nominated by Macellum Home who were not named in the Investor Group’s proxy materials will also be presented for a shareholder vote at the Annual Meeting unless Macellum Home notifies the Company of its intent to withdraw such candidates prior to the Annual Meeting, which it has not done as of the date of this proxy statement. Certain of the Company’s material agreements and other legal instruments could be impacted if a change in control is deemed to occur in the event that each of Macellum Home’s five nominees are elected at the Annual Meeting. We cannot assure you whether Macellum Home will withdraw one or more of its nominees or whether the Investor Group will file proxy materials to solicit in favor of all five of Macellum Home’s nominees.

Under the Company’s Amended and Restated Loan and Security Agreement, a change of control would occur if, during any period of two consecutive years, individuals who at the beginning of such period constituted the Board (together with any individuals whose election, or nomination for election, was approved by a majority of the directors who were either directors at the beginning of such period or who were previously approved in accordance with its terms) cease to constitute a majority of the Board then in office.

Under certain of the Company’s employee benefit plans and employment agreements, a change in control would occur if the "Incumbent Board" (as defined therein) ceases to constitute a majority of the Board. In general, the Incumbent Board consists of the members of the Board as of the date set forth in the applicable plan or agreement and any individuals whose election, or nomination for election, was approved by two-thirds of the directors who were on the Board as of such date or who were previously approved in accordance with such plan or agreement's terms. The Incumbent Board will not be deemed to include any individuals who were initially elected as a result of an actual or threatened election contest (as such term is used in Rule 14a-11 of Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board.

Following the Annual Meeting, the Board will be composed of nine directors, meaning that a change in control would generally occur under these agreements if five or more directors are replaced without being approved by the requisite percentage of the Board and, in the case of the employee benefit plans and employment agreements described above, if five or more directors are replaced as a result of an actual or threatened election contest or solicitation of proxies or consents by or on behalf of any person other than the Board.  A change of control would constitute an event of default under the Amended and Restated Loan and Security Agreement.  In the event of a change in control under the Company’s employee benefit plans and employment agreements, subject employees would be entitled to certain payments and benefits. Additional information about the potential impact of a change in control under certain of these plans and agreements can be found in the sections of this proxy statement entitled “Potential Payments Upon Termination or Change in Control” and “Change in Control Treatment.”

2022 Proxy Statement	21

Proposal One Election of Nine Directors

Upon the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated the following nine directors for election at the Annual Meeting. Biographical information concerning the director nominees appears below under the heading “Board of Directors.”

If elected, each nominee will hold office for a one-year term expiring at the 2023 annual meeting of shareholders. Each director will hold office until his or her successor is elected and qualified, or until his or her earlier death, resignation, or removal.

M. Shân Atkins	Julien R. Mininberg	Pamela S. Puryear, Ph.D.
Douglas A. Hacker	Jaymin B. Patel	Tony B. Sarsam
Matthew M. Mannelly	Hawthorne L. Proctor	William R. Voss

As a result of a board refreshment process begun in the summer of 2021, the Board currently consists of twelve directors and will consist of nine directors following the Annual Meeting. Mr. Julien R. Mininberg, Mr. Jaymin B. Patel and Pamela S. Puryear, Ph.D. joined our Board in February 2022 and are standing for election for the first time at the Annual Meeting. Frank M. Gambino, Ph.D., Ms. Yvonne R. Jackson, and Ms. Elizabeth A. Nickels are not standing for reelection at the Annual Meeting. We thank them for their dedicated service to the Company. See “Board of Directors–Board Refreshment” on page 35 for more information regarding our recent Board refreshment process.

Macellum Home has provided notice to the Company of its intent to nominate five candidates for election to the Board at the Annual Meeting, and the Investor Group has filed proxy materials with the SEC to solicit our shareholders in support of three of these candidates. The two candidates nominated by Macellum Home who were not named in the Investor Group’s proxy materials will also be presented for a shareholder vote at the Annual Meeting unless Macellum Home notifies the Company of its intent to withdraw such candidates before the Annual Meeting, which it has not done as of the date of this proxy statement.

If any nominee becomes unable to serve or is otherwise unavailable for election, which we do not anticipate, the Board may select a substitute nominee. If a substitute nominee is selected, the shares represented by your properly executed WHITE proxy card will be voted for the election of the substitute nominee, unless you give other instructions. If a substitute is not selected, all properly executed WHITE proxies will be voted for the election of the remaining nominees. WHITE proxies will not be voted for more than nine nominees.

The Board unanimously recommends that you vote on the WHITE proxy card FOR each of the Board’s nominees to be elected as directors.

22	2022 Proxy Statement

Proposal Two Advisory Approval of the Company’s Named Executive Officer Compensation

Shareholders have the opportunity to cast an advisory vote on the compensation of the Company’s named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC. This advisory vote, which is commonly referred to as the “say-on-pay” vote, is being held pursuant to Section 14A of the Exchange Act. At the Company’s 2017 annual meeting of shareholders, shareholders voted in favor of holding the say-on-pay vote on an annual basis. The next shareholder vote regarding the frequency of holding the say-on-pay vote will occur at the Company’s 2023 annual meeting of shareholders.

As described in more detail in the “Executive Compensation” section of this proxy statement, the Company has designed its executive compensation programs to attract, motivate, reward and retain the senior management talent to manage the Company to achieve our corporate objectives and increase shareholder value through long-term profitable growth. We believe our compensation programs are focused on pay-for-performance principles and are strongly aligned with the long-term interests of our shareholders. For these reasons, and the reasons discussed in the “Compensation Discussion and Analysis” section of this proxy statement, we are asking our shareholders to vote “FOR” the adoption of the following resolution:

“RESOLVED, that the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement for the 2022 annual meeting of shareholders under the heading entitled ‘Executive Compensation,’ is hereby approved.”

This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy and programs described in this proxy statement.

The vote is not binding on the Company, the Board or the Compensation Committee. However, the Board and Compensation Committee value the opinions of our shareholders and will take the results of the vote into consideration when making future decisions regarding executive compensation.

The Board unanimously recommends that you vote on the WHITE proxy card FOR advisory approval of the compensation of the Company’s named executive officers.

2022 Proxy Statement	23

Proposal Three Approval of the SpartanNash Company Associate Stock Purchase Plan of 2022

GENERAL

The Board has adopted and approved, subject to shareholder approval, the SpartanNash Company Associate Stock Purchase Plan of 2022 (the “Associate Plan”). The purpose of the Associate Plan is to encourage Associates of SpartanNash Company and its subsidiaries to promote the best interests of SpartanNash and align the interests of Associates with those of SpartanNash shareholders by permitting Associates to purchase shares of SpartanNash common stock at a discount to the market price. The purchase of stock through the Associate Plan is intended to qualify as the exercise of an option granted under an employee stock purchase plan, as defined in Section 423 of the Internal Revenue Code.

The Associate Plan will be administered by the Compensation Committee or any other committee that the Board may designate. The Associate Plan will become effective upon shareholder approval, and the Company expects the first option period under the Associate Plan to commence in July 2022.

The benefits payable under the Associate Plan are presently not determinable and the benefits that would have been payable had the Associate Plan been in effect during the most recent fiscal year are similarly not determinable. Because officers and Associates of SpartanNash and its subsidiaries may elect to participate in the Associate Plan, they may be considered to have an interest in the Associate Plan.

The following summarizes the principal features of the Associate Plan. This summary is not complete and is qualified in its entirety by reference to the terms of the Associate Plan, a copy of which is attached as Appendix A to this proxy statement.

AUTHORIZED SHARES

Subject to certain anti-dilution adjustments, 300,000 shares of SpartanNash common stock would be authorized for purchase under the Associate Plan. As of the close of business on [●], 2022, the record date for the Annual Meeting, the closing price of a share of SpartanNash common stock was $[●].

ELIGIBLE ASSOCIATES

All active Associates of SpartanNash or its subsidiaries would be eligible to participate in the Associate Plan, except those who have been employed by the Company or a subsidiary for less than 90 days. No Associate is eligible to participate in the Associate Plan if, immediately after participating, the Associate would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of SpartanNash common stock, including any common stock which the

24	2022 Proxy Statement

Proposal Three – Approval of the SpartanNash Company Associate Stock Purchase Plan of 2022

Associate may purchase under outstanding rights and options. In addition, no Associate may accrue the right to purchase shares under the Associate Plan (and any other employee stock purchase plan of SpartanNash and its affiliates) with a fair market of more than $25,000 for each calendar year. As of March 25, 2022, approximately 15,600 Associates of the Company and its subsidiaries would be eligible to participate in the Associate Plan if it was in effect as of such date.

PURCHASE OF SPARTANNASH STOCK

An Associate who wishes to participate in the Associate Plan would authorize SpartanNash to make regular payroll deductions from the Associate’s compensation to be used for the purchase of stock pursuant to the Associate Plan. Once payroll deductions begin, these deductions would be credited to the Associate’s payroll deduction account under the Associate Plan.

In the Associate Plan, the term “stock purchase date” means the last trading day of each “option period.” Under the Associate Plan, the “option period” means each calendar quarter, beginning on the first day of each such calendar quarter and ending on the last day of such calendar quarter or such other time as may be determined by the Compensation Committee but would not exceed 27 months. On each stock purchase date, a participant would be granted an option to purchase as many shares of SpartanNash common stock as could be purchased with the funds in the participant’s payroll deduction account on the stock purchase date. This option would be automatically exercised unless the participant terminates participation in the Associate Plan. Any option that is not exercised would automatically expire. No option may extend beyond the time limits specified in the Internal Revenue Code.

The Associate Plan provides that the purchase price for each share of SpartanNash common stock purchased on a stock purchase date will be 95% of the market value of the SpartanNash common stock as of that stock purchase date, or such other percentage of the market value that the Compensation Committee may determine in its discretion from time to time that is not less than 85% of such market value on the stock purchase date.

DURATION, TERMINATION AND AMENDMENT

Unless earlier terminated by the Board or the Compensation Committee, the Associate Plan will terminate when the maximum number of shares of SpartanNash common stock available for sale under the Associate Plan has been purchased. SpartanNash reserves the right to modify, suspend or terminate the Associate Plan, by action of the Board of Directors or the Compensation Committee. The Board or the Compensation Committee may also amend the Associate Plan from time to time; provided, however, the Associate Plan may not be amended, without approval of shareholders, in any way that would cause the Associate Plan to fail to meet the requirements of Section 423 of the Internal Revenue Code.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The following discussion briefly summarizes certain U.S. federal income tax consequences to participants under the Associate Plan. The discussion is based upon current interpretations of the Internal Revenue Code, and the regulations promulgated thereunder. This summary describes the general tax principles that apply and is provided only for general information. Certain types of taxes, such as state, local and non-U.S. taxes, are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The summary does not discuss all aspects of income taxation that may be relevant to an Associate in light of his or her personal investment circumstances. This summarized tax information is not tax advice.

The Associate Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code. An Associate will not realize taxable income at the time he or she purchases shares of common stock under the Associate Plan. The length of time an Associate holds shares of common stock before disposing of them is an important variable in determining federal income tax consequences. A holding period starts the day after the day shares are purchased (i.e., the last day the common stock was traded on The Nasdaq Stock Market (“Nasdaq”) in the applicable option period).

2022 Proxy Statement	25

Proposal Three – Approval of the SpartanNash Company Associate Stock Purchase Plan of 2022

For an Associate who sells or otherwise disposes of shares of common stock purchased under the Associate Plan, federal income tax considerations will differ, depending upon how long he or she has held the shares. Under present law and assuming the Compensation Committee has not changed the default purchase price in the Associate Plan from 95% of fair market value on the stock purchase date, if the Associate holds the shares at least two years before disposing of them, the Associate will recognize ordinary income at the time of sale or disposition equal to the lesser of (1) the excess of the fair market value of the shares at the time of disposition over the purchase price, or (2) 5% of the fair market value of the shares on the date of grant (i.e., the last day of the option period). Any gain on the disposition in excess of the amount treated as ordinary income will be long-term capital gain. SpartanNash is not entitled to take a deduction for the amount of the discount in the circumstances described above. If the sale price is less than the purchase price, then there is no ordinary income, and the Associate will have a capital loss equal to the difference between the sale price and the purchase price.

Under present law, if an Associate holds shares less than two years before disposing of them, the Associate will recognize ordinary income on the excess of the fair market value of the stock on the stock purchase date over the purchase price. Any difference between the sale price of the shares and the fair market value on the purchase date will be capital gain or loss. SpartanNash will be allowed a deduction in the year of disposal equal to the amount recognized as ordinary income.

The Board unanimously recommends that you vote on the WHITE proxy card FOR approval of the SpartanNash Company Associate Stock Purchase Plan of 2022.

26	2022 Proxy Statement

Proposal Four Ratification of Selection of Deloitte & Touche LLP as our Independent Certified Public Accounting Firm for Fiscal 2022

SpartanNash’s Audit Committee has selected Deloitte & Touche LLP (“Deloitte”) as the Company’s independent certified public accounting firm to audit the financial statements and internal controls of SpartanNash and its subsidiaries for fiscal 2022, and to perform such other appropriate accounting services as may be approved by the Audit Committee.

The Audit Committee evaluates the independence of the auditors at least annually. Deloitte has provided written affirmation that they are independent under all applicable standards, and the Audit Committee believes that Deloitte has effective internal monitoring of their independence. The Company and Deloitte have complied with SEC requirements on audit partner rotation. The lead audit partner was most recently rotated for the fiscal year ending December 29, 2018.

Independence is not the sole factor in the selection of the Company’s independent auditor. The Audit Committee also considers price, quality of service and knowledge of SpartanNash and its industry when selecting its auditor.

More information concerning the relationship of the Company with its independent auditors appears below under the headings “Audit Committee,” “Independent Auditors” and “Audit Committee Report.”

The Audit Committee and the Board believe that the continued retention of Deloitte as the Company’s independent auditor is in the best interests of the Company and its shareholders.

At the Annual Meeting, our shareholders are being asked to ratify the appointment of Deloitte as the Company’s independent auditors for fiscal 2022. Although shareholder ratification is not required by the Company’s organizational documents or applicable law, we value shareholders’ views on the Company’s independent certified public accounting firm and as a matter of good corporate practice we ask you to ratify the selection of Deloitte. In the event that the shareholders fail to ratify the selection, it will be considered a recommendation to the Audit Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit Committee may in its discretion select a different independent auditor at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.

Representatives of Deloitte are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions from shareholders.

The Audit Committee and Board unanimously recommend that you vote on the WHITE proxy card
FOR ratification of the selection of Deloitte & Touche LLP as our independent certified public accounting firm for fiscal 2022.

2022 Proxy Statement	27

Corporate Governance

At SpartanNash, we are committed to sound and effective corporate governance practices that promote long-term shareholder value and foster strong independent leadership and management accountability. The Board has adopted a Corporate Governance Policy that contains general principles regarding the responsibilities and function of our Board and Board Committees, including with respect to Board leadership structure, Board size and membership criteria, access to senior management and outside advisors, Board, Committee, and director evaluations, and director compensation. The Policy is designed to communicate our fundamental governance principles and to provide management, Associates, and shareholders with insight to the Board’s ethical standards, expectations for conducting business, and decision-making processes.

More information regarding the Company’s corporate governance, including a copy of our Corporate Governance Policy, is available in the “Investor Relations — Corporate Governance” section of our website, www.spartannash.com. The information contained on or connected to the Company’s website is not incorporated by reference into and should not be considered part of this proxy statement.

DIRECTOR INDEPENDENCE

Our Corporate Governance Policy requires that at least two-thirds of the directors must be independent. The Board has determined that all directors, other than our Chief Executive Officer, Mr. Sarsam, are independent under applicable rules of Nasdaq.

BOARD LEADERSHIP STRUCTURE

The Nominating and Corporate Governance Committee and the Board periodically evaluate the leadership structure of the Board in light of a variety of factors that the Board considers important, including the Company’s current Board composition, the experience and skills of our management team, continuity of leadership, and other factors.

Following the retention of Mr. Sarsam as Chief Executive Officer, the Board separated the roles of Chairman of the Board and Chief Executive Officer. Mr. Hacker, who previously served as our Lead Independent Director, currently serves as the Board’s independent Chairman. The Board believes that its current leadership structure, in which the roles of Chairman of the Board and CEO are separated, best serves the Board’s ability to carry out its roles and responsibilities on behalf of the Company’s shareholders, including its oversight of management, and the Company’s overall corporate governance. The Board also believes that the current structure allows our CEO to focus on managing the Company, while leveraging our independent Chairman’s experience to drive accountability at the Board level.

Under the Corporate Governance Policy, if the chair of the Board is also the current or former Chief Executive Officer of SpartanNash, the Board will elect a Lead Independent Director from among the directors who are independent under Nasdaq Listing Rule 5605(a)(2).

BOARD EVALUATION AND DIRECTOR PEER REVIEW PROCESS

The Board recognizes that a robust evaluation process is an essential component of strong corporate governance practices and promotes Board effectiveness. The Nominating and Corporate Governance Committee oversees the annual evaluation process, led by the Chair of the Nominating and Corporate Governance Committee.

The Nominating and Corporate Governance Committee reviews the format of the Board and Committee evaluation and director peer review process as necessary to help ensure that the solicited feedback remains relevant and appropriate. Currently, the Board engages in self-evaluation annually, using two processes in alternate years. In

28	2022 Proxy Statement

Corporate Governance

one year, the Board evaluates and assesses Committee performance and overall Board performance. The results are discussed by the full Board and each Committee, as applicable, and changes to the Board’s and its Committees’ practices are implemented as appropriate. In the alternate year, the Board conducts a peer review process of individual directors. As part of this process, the Nominating and Corporate Governance Committee selects an independent advisor who speaks with each director individually to obtain insights regarding the contributions of other directors, and to discuss issues in greater depth and obtain more targeted feedback with respect to Board, Committee and individual director effectiveness. The independent advisor provides a report to the Nominating and Corporate Governance Committee summarizing the findings. The Board believes that these processes help promote a culture of objective and robust discussion and deliberation. In order to further enhance its processes, beginning in 2022 the Board will conduct annual evaluations of the Board and its Committees and annual peer reviews of individual directors.

THE BOARD’S ROLE IN RISK OVERSIGHT

We recognize the importance of effective risk management to the success of our business and shareholder value and we have long-standing and highly developed structures in place to manage risk. Management of risk is the direct responsibility of the Company’s senior leadership team. The Board is responsible for overseeing the Company’s risk management and risk mitigation. In its oversight of the Company’s risk-management process, the Board seeks to ensure that the Company is informed and deliberate in its risk-taking. The Company’s primary mechanisms for risk management are the Company’s enterprise risk management program (“ERM”), its internal audit program, strategic review sessions held between the Board and management, and the Company’s external audit by an independent auditing firm.

The Board regularly analyzes the Company’s strategic plan and objectives with management. As part of this process, the Board and management identify and assess strategic risks attendant to initiatives such as acquisitions and divestitures, major investments, financings, and capital commitments.

The Board implements its risk oversight function both as a whole and through Committees, which meet regularly and report back to the full Board. In particular:

•	The Audit Committee oversees risks related to the Company’s financial statements, the financial reporting process, accounting, cybersecurity and legal matters. The Audit Committee oversees the Company’s internal audit and ethics programs, including the Company’s Code of Conduct. On a regular basis, the Audit Committee members meet independently with the Company’s head of internal audit and representatives of the independent auditing firm; and the Company’s Chief Financial Officer, Corporate Controller and Legal Department.

•	The Compensation Committee evaluates the risks and rewards associated with the Company’s compensation philosophy and programs. The Compensation Committee reviews and approves compensation programs with features that mitigate risk without impairing the overall incentive nature of the compensation. The Compensation Committee also reviews senior leadership succession planning.

•	The Nominating and Corporate Governance Committee regularly reviews the Company’s governance structure and practices to promote the long-term interests of shareholders.

Cybersecurity Risk Oversight

The Audit Committee provides assistance to the Board in fulfilling its responsibilities with respect to the oversight of cybersecurity, data security, and the response to security breaches. Senior leadership reports to the Committee quarterly on the Company’s management of cybersecurity risk. The Company has adopted the NIST Cyber Security Framework and is independently audited on the Company’s implementation of the framework. The Company validates Associate awareness of cyber security by periodically sending phishing emails to its Associates. Any Associate who fails the phishing test is required to re-take cybersecurity awareness training. We currently maintain a cyber insurance policy that provides coverage for security breaches.

ESG Risk Oversight

The Board has primary responsibility for oversight of ESG matters, including initiatives and programs related to sustainability, corporate culture, and human capital

2022 Proxy Statement	29

Corporate Governance

management, with the standing Committees supporting the Board by addressing these specific ESG matters related to their respective areas of oversight. The Nominating and Corporate Governance Committee reviews and assesses the Company’s policies and practices with respect to matters affecting the Company’s culture and corporate responsibilities, including environmental protection and sustainability.

DIRECTOR ATTENDANCE

Each director is expected to make every effort to attend every Board meeting and every meeting of each Committee on which he or she serves as a member.

In 2021, each director attended at least 95% of the meetings of the Board and the Committees on which he or she served. Independent directors meet in executive sessions, without the presence of management, at each regularly scheduled Board meeting.

Directors are also expected to attend the Annual Meeting unless compelling personal circumstances prevent attendance. All of the Company’s directors then in office attended our 2021 annual meeting of shareholders.

HEDGING AND PLEDGING PROHIBITED

The Board has adopted a policy that prohibits an executive officer or director of the Company from purchasing any financial instrument or entering into any transaction that is designed to hedge or offset any decrease in the market value of the Company’s common stock or other equity securities (including, but not limited to, prepaid variable forward contracts, equity swaps, collars, or exchange funds).

In addition, the Company’s executive officers and directors are not permitted to pledge, or otherwise encumber shares of the Company’s common stock or other equity securities as collateral for indebtedness. This prohibition includes, but is not limited to, holding such shares in a margin account. A copy of the Company’s Policy on Hedging and Pledging Company Stock is available in the “Investor Relations — Corporate Governance” section of our corporate website, www.spartannash.com.

MAJORITY VOTING POLICY

Under the Company’s Corporate Governance Policy, any director who receives a greater number of votes “withheld” than votes “for” such election in an uncontested election at an annual meeting of shareholders (a “Majority Withheld Vote”) is required to offer his or her resignation from the Board to the Nominating and Corporate Governance Committee upon certification of the shareholder vote. The resignation will be effective if and when accepted by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee, which consists entirely of independent directors, will promptly consider the acceptance of the director’s offer of resignation (excluding the affected director from consideration of and voting on acceptance of the resignation). As a result of Macellum's nominations, the election of directors at the Annual Meeting is considered contested, and accordingly the foregoing policy will not be applicable to the directors standing for election at the Annual Meeting.

CHANGE IN EMPLOYMENT STATUS

A director who experiences a material change in his or her employment status is expected to promptly offer his or her resignation as a director to the Nominating and Corporate Governance Committee. The Committee will promptly consider and vote upon acceptance or rejection of the director’s offer to resign (excluding the affected director from consideration of and voting on acceptance of the resignation).

OTHER BOARD MEMBERSHIPS

Executive officers of the Company must notify the Nominating and Corporate Governance Committee before serving as a member of the board of directors of any other business organization. The Nominating and Corporate Governance Committee reviews the Chief Executive Officer’s membership on external boards of directors at least

30	2022 Proxy Statement

Corporate Governance

annually. The Chief Executive Officer may not serve on the board of directors of more than one business organization not affiliated with the Company without the prior review and approval of the Nominating and Corporate Governance Committee. The Committee may limit the directorships for any other executive officer if it believes that they will interfere with the executive officer’s responsibilities to the Company. Non-management directors may not serve on more than three other public company boards without the prior review and approval of the Nominating and Corporate Governance Committee.

CODE OF CONDUCT

The Audit Committee has approved a Code of Conduct (the “Code”) that articulates the Company’s standards regarding business ethics and expectations. The Code applies to all Associates, officers, and members of the Board. The Code establishes guidelines to help the Company conduct our business with honesty and integrity and in compliance with applicable law. The Code requires all Associates of the Company to report promptly any violations of the Code. Associates may report violations through reporting systems on a confidential and anonymous basis. The Code is available in the “Investor Relations — Corporate Governance” section of our website, www.spartannash.com. We intend to satisfy applicable disclosure requirements regarding any amendment to, or waiver from, a provision of the Code of Conduct by making disclosures concerning such matters available on the Investor Relations page of our website.

MANAGEMENT SUCCESSION PLANNING

Under our Corporate Governance Policy, the Board maintains and periodically reviews a succession plan for the Company’s Chief Executive Officer and such other executive officers as it deems appropriate to manage the continuity of leadership in the execution of the Company’s business strategies. The succession plans are based upon recommendations of the Compensation Committee.

BOARD AND MANAGEMENT COMMUNICATION

SpartanNash is committed to open and effective communication between the Board and management. Directors are encouraged to consult with any SpartanNash manager or Associate and may visit Company facilities without the approval or presence of corporate management. The Board is required to dedicate a substantial portion of at least one meeting per year to discussions with management regarding the Company’s strategic plan.

DIRECTOR EDUCATION

The Board believes in continuous improvement of Board effectiveness and functioning as well as individual skills and knowledge. All new directors are required to participate in our director orientation program to familiarize them with the Company’s business, strategic plans, significant financial, accounting and risk management issues, ethics and compliance programs, corporate governance practices, sustainability strategy, principal officers, and internal and independent auditors. The Company encourages all its directors to attend continuing education programs so that they may stay abreast of developments in corporate governance and best practices and further develop their expertise.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders who wish to send communications to the Board, any Committee or any director or group of directors may do so by sending them in care of our Corporate Secretary, Ileana McAlary, at SpartanNash Company, 850 76th Street, S.W., P.O. Box 8700, Grand Rapids, Michigan 49518-8700. The Corporate Secretary has the discretion to screen communications that are unrelated to the business or governance of SpartanNash, or otherwise inappropriate. The Corporate Secretary will, however, compile all shareholder communications that are not forwarded, and such communications will be available to any director. A copy of our Shareholder Communication Policy can be found in the “Investor Relations–Corporate Governance” section of our website, www.spartannash.com.

2022 Proxy Statement	31

Corporate Governance

ENVIRONMENTAL, SOCIAL AND GOVERNANCE

SpartanNash has implemented, supported and led numerous ESG initiatives throughout the years with oversight from the Board. In 2021 we formalized our ESG strategy, developed a cross-functional ESG committee with advocacy at the Executive Leadership Team level, and committed to disclosing our progress against this strategy with continued oversight from the Board. Our ESG strategy aligns to SpartanNash’s Core Capabilities – People, Operational Excellence, and Insights That Drive Solutions – so that it is embedded within our corporate identity and overarching Company strategy.

People

ESG Strategy: Engaging, developing, and rewarding our Associates; ensuring a diverse and inclusive workforce; and keeping our Associates safe.

•	Invested in safety experts and programming that resulted in a dramatic 48% improvement in the Associate recordable injury rate.
•	Shortened the length of time it takes Associate new hires to become eligible for benefits, from 60 days to 30 days or less.
•	Provided $100 incentive payment to more than 10,500 Associates for becoming vaccinated against COVID-19.
•	Paid Associates for taking time off to get vaccinated or to recover from side effects associated with a COVID-19 vaccine.
•	Increased pay by an average of +10% for all entry-level roles in retail and supply chain, representing over 90% of our Associates.
•	Expanded the annual incentive bonus program to make 900 more Associates eligible to participate.
•	Introduced a new paid time off (PTO) policy that offers Associates more flexibility in how they use their time off.
•	Launched two new Associate recognition programs for frontline Associates and senior leaders (Directors and above).
•	Expanded our college internship program to help students gain the skills and training needed to enter the workforce.
•	Introduced a school leave program where Associates who are pursuing advanced education can continue employment while they further their education.
•	Evolved the talent review and succession planning process to include creation of talent pools for key roles, with a focus on increased representation of women and Black, Indigenous and People of Color (“BIPOC”) in leadership.
•	Created three leadership development programs with embedded D&I training and education, with a requirement for all people managers to complete these trainings in 2021.
•	Established four Associate Resource Groups to support women, veterans, BIPOC and young professionals, each with an Executive Leadership Team Sponsor who helps foster conversation and connection.
•	Added Martin Luther King, Jr. Day as a paid holiday.

Operational Excellence

ESG Strategy: Supply chain efficiencies that reduce our carbon footprint and costs; creating a stable and secure supply chain.

•	Diverted 2,779 metric tons of food waste from landfills, donating the equivalent of more than five million meals to local non-profit organizations throughout the Company’s footprint.
•	Expanded participation in Double Up Food Bucks™, a program offered through Fair Food Network with a goal to make fresh fruits and vegetables more accessible to families needing food assistance.
•	Met key milestones on the path to 100% cage-free eggs by 2025 or sooner, with 54% of eggs sold from SpartanNash wholesale being cage-free.
•	Developed plan to reduce fleet mileage by 10% annually starting in 2022, subsequently reducing greenhouse gas emissions by 10,000 metric tons.
•	Reduced energy by 28,083,191 KWH since 2020 across 84 stores and 11 distribution centers through LED light upgrades, reducing CO2 carbon emissions by 19,902 metric tons. This is the equivalent to energy use in 2,397 homes for one year.*

*	According to EPA calculator at epa.gov/energy/measure-impact-your-energy-use-environment

32	2022 Proxy Statement

Corporate Governance

Insights That Drive Solutions

ESG Strategy: Focus on providing healthy, convenient and local options and related education; services that improve health care outcomes for our pharmacy patients.

•	Provided ongoing access to Nutrition Pathways® educational resources for guests at 120 Company-owned grocery stores to make faster, easier and healthier choices when managing chronic or acute health conditions, allergies or intolerances.
•	Created printable coloring pages, educational activity sheets and videos for children to learn about healthy eating, in addition to hosting virtual family-friendly and kid-friendly cooking classes with recipe cards for participants through our Kids CrewTM program.

•	Redesigned labels for our portfolio of OwnBrands products to include the Facts Up Front® nutritional information panel on all Our Family® and Open Acres® brands, with plans to continue rolling out the new labeling on all private brand products in 2022 and beyond.
•	Launched a partnership with Bonum Health to offer an $11/month telemedicine subscription for guests who are uninsured, under-insured or just looking for cost savings. The subscription covers up to five telemedicine visits monthly with a U.S. Board- Certified provider for one adult and all household dependents (ages 18 or younger).
•	Developed award-winning campaign to support Family Meals Month, designed to inspire families to gather for nutritious meals, supporting the mental and physical health of every family member. The campaign prioritized community education with recipes, table conversation-starters, cooking demonstrations and webinars, along with other tools from SpartanNash’s in-house Registered Dietician.
•	Administered 140,000+ vaccinations against COVID-19 through Company pharmacies.

For more information regarding our ESG initiatives, including a copy of the Company’s Corporate Responsibility Report, please visit www.spartannash.com/corp-responsibility.

2022 Proxy Statement	33

Board of Directors

Our Board consists of a diverse group of highly experienced and accomplished leaders in their respective fields. All of our directors have senior leadership experience at various public and private enterprises. In these positions, they have gained significant and diverse management experience, including strategic and financial planning, public company financial reporting, compliance, risk management, and leadership development. They also have in-depth public company experience serving as executive officers, or on boards of directors and board committees, and have a robust understanding of corporate governance practices and trends.

The Board and the Nominating and Corporate Governance Committee believe the skills, qualities, attributes, and experiences of our directors provide SpartanNash with business acumen and a diverse range of perspectives to effectively address SpartanNash’s evolving needs and represent the best interests of SpartanNash’s shareholders.

NOMINEE QUALIFICATIONS AND THE NOMINATIONS PROCESS

There are no standing qualifications for nomination for election or appointment to the Board. In the event that a vacancy exists, or we decide to increase the size of the Board, the Nominating and Corporate Governance Committee recommends criteria tailored to the needs of the Board at that time to guide the search and evaluation of candidates and identifies, interviews and evaluates, and makes recommendations to the Board regarding appropriate candidates. The Board has identified certain qualifications, attributes and skills that should be represented on the Board as a whole, which are discussed in the “Qualifications, Attributes, Skills and Experience to be Represented on the Board as a Whole” section below.

The Nominating and Corporate Governance Committee may engage and pay fees to third party search firms to assist in identifying possible candidates for director and providing information to assist the Committee in the evaluation of possible candidates.

The Nominating and Corporate Governance Committee evaluates candidates recommended by a shareholder using the same criteria as for other candidates recommended by its members, other members of the Board, or other persons. Shareholders who wish to recommend a director candidate should submit the candidate’s name and background information in writing to our Corporate Secretary, Ileana McAlary, at SpartanNash Company, 850 76th Street, S.W., P.O. Box 8700, Grand Rapids, Michigan 49518-8700.

QUALIFICATIONS, ATTRIBUTES, SKILLS AND EXPERIENCE TO BE REPRESENTED ON THE BOARD AS A WHOLE

The Company’s core businesses include distributing grocery products to a diverse group of independent and chain retailers, its corporate owned retail stores, military commissaries and exchanges, and an increasing number of larger e-commerce, dollar store and similar national account customers. Our corporate owned retail stores support our core distribution business. Food distribution is a highly competitive and dynamic business. Accordingly, the Board believes that at least some of our directors should have experience or specific knowledge in distribution industries at the executive level. The Board believes that directors with experience or in-depth knowledge of the grocery or fast moving consumer goods industries are uniquely qualified to inform the Board’s deliberations regarding business strategy and operations. The Board has also found it valuable to have members with knowledge and experience in distribution and logistics.

In addition, the Board believes that its membership should include directors who have:

•	a high degree of financial expertise;

•	experience with human resources matters, including compensation;

•	strategic planning skills;

34	2022 Proxy Statement

Board of Directors

•	relevant business experience as a chief executive officer or equivalent; and

•	diverse perspectives, education, experience, skills, gender, race, and ethnicity.

BOARD REFRESHMENT

Our Board has an ongoing commitment to Board refreshment and to having highly qualified, independent voices in the boardroom. The Board believes the fresh perspectives brought by new directors are important to a forward-thinking and strategic Board when appropriately balanced with the deeper understanding of our business provided by longer-serving directors. To that end, in the Summer of 2021, the Nominating and Corporate Governance Committee engaged Russell Reynolds Associates, an independent search firm, to assist the Committee in identifying highly qualified, independent director candidates for the Committee’s consideration. Russell Reynolds Associates compiled a list of director candidates, including candidates that were independently submitted to them by third parties, screened candidates based on the Board’s criteria, performed reference checks and made recommendations to the Committee. The Committee conducted interviews with the candidates who best met the Board’s criteria. As a result of that process, the Board appointed Messrs. Mininberg and Patel and Dr. Puryear to the Board, effective February 4, 2022. Both the Nominating and Corporate Governance Committee and the Board believe that each meets the criteria for Board membership described above under “Qualifications, Attributes, Skills and Experience to be Represented on the Board as a Whole”, and that collectively they bring to the Board strong and relevant business and leadership experience, human capital management expertise and organizational and operational backgrounds. Both the Nominating and Corporate Governance Committee and the Board believe that Messrs. Mininberg and Patel and Dr. Puryear each possesses the background and requisite experience to make significant contributions to the Company and will enhance the overall effectiveness and composition of the Board. Three long-serving directors are retiring in conjunction with the addition of these three new directors, maintaining the size of the Board at nine directors after the Annual Meeting.

DIRECTOR SKILLS MATRIX

The following matrix highlights the mix of key skills and experiences of the nominees that, among other factors, led the Board and the Nominating and Corporate Governance Committee to recommend these nominees for election to the Board. The matrix is intended to depict notable areas of focus for each director, and not having a mark does not mean that a particular director does not possess that skill or experience. Nominees have developed competencies in these skills through education, direct experience, and oversight responsibilities. Additional biographical information on each nominee is set out below beginning on page 37 of this proxy statement.

Name	Business Operations and Leadership	Food or Consumer Product Industry	Sales and Marketing	Supply Chain / Logistics	Strategic Transaction / M&A	Financial Expertise	IT / Cybersecurity	Risk Management	Public Company Experience	ESG / D&I
M. Shân Atkins
Douglas A. Hacker
Matthew M. Mannelly
Julien R. Mininberg
Jaymin B. Patel
Hawthorne L. Proctor
Pamela S. Puryear, Ph.D.
Tony B. Sarsam
William R. Voss

2022 Proxy Statement	35

Board of Directors

BOARD DIVERSITY

The Board believes that the Company and its shareholders are best served by having a Board that has a diversity of perspectives, education, experience, skills, gender, race, and ethnicity, and the Nominating and Corporate Governance Committee endeavors to seek out such candidates when searching for new directors. The following matrix highlights the diversity of our directors.

Board Diversity Matrix (as of April 1, 2022)

Total Number of Directors: 12

	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	4	8	—	—
Part II: Demographic Background
African American or Black	2	1	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	1	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	2	6	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—	—	—	—
Did Not Disclose Demographic Background	—	—	—	—

BOARD TENURE

Because the merger of Nash Finch and Spartan Stores in 2013 fundamentally transformed each constituent company and created a new, larger, and more complex organization, the Board believes it is appropriate to measure director tenure by reference to service to the combined company, which is SpartanNash. The table below presents the approximate tenure as of April 1, 2022 of each director nominee and the average for all director nominees, measured with respect to the combined company, SpartanNash, and with respect to SpartanNash and, if applicable, Nash Finch or Spartan Stores.

Director Nominees	Years of Service to SpartanNash Company	Years of Service to SpartanNash and Nash Finch or Spartan Stores
M. Shân Atkins	8.4	18.7
Doug A. Hacker	8.4	16.9
Matthew M. Mannelly	4.1	4.1
Julien R. Mininberg	0.2	0.2
Jaymin B. Patel	0.2	0.2
Hawthorne L. Proctor	8.4	14.7
Pamela S. Puryear, Ph.D.	0.2	0.2
Tony B. Sarsam	1.5	1.5
William R. Voss	8.4	22.9
Average	4.4	8.8

36	2022 Proxy Statement

Board of Directors

DIRECTOR NOMINEES

The biographies of each of the nominees below contain information regarding the person’s service as a director, business experience, public company directorships held currently or at any time during the last five years, and the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and the Board to determine that the person should continue to serve as a director for the Company. Except as otherwise indicated, each of these persons has had the same principal position and employment for over five years.

M. Shân Atkins, NACD.DC and ICD.D.
INDEPENDENT DIRECTOR

AUDIT COMMITTEE CHAIR

M. Shân Atkins, NACD.DC and ICD.D. is a business executive with extensive experience in retail strategy and operations, consumer goods, food distribution, accounting and finance, and private investment. She has been a director of SpartanNash since 2013 and was a director of Spartan Stores from 2003 until the merger with Nash Finch. She presently chairs the Audit Committee of SpartanNash and formerly chaired the Audit Committee of Spartan Stores.

In addition to her service on the Board of SpartanNash, Ms. Atkins is currently a director of Darden Restaurants, Inc., an owner and operator of full-service restaurants, where she serves on the Audit and Nominating/Governance Committees; and Aurora Cannabis, a leading Canadian integrated cannabis producer, where she chairs the Audit Committee and serves on the Human Resources and Compensation Committee.

In her service as an independent director, Ms. Atkins has served on ten North American public company boards, including SunOpta, Inc., a manufacturer of natural and organic beverages and snacks, where she chaired both the Audit and Compensation Committees; LSC Communications, a provider of print and digital services; True Value Hardware, a leading hardware wholesaler where she served as Chair of the Audit Committee; The Pep Boys — Manny, Moe and Jack, an auto parts and service retailer, where she served terms as both Audit Committee chair and Compensation Committee chair; Shoppers Drug Mart, Canada’s leading drugstore retailer, where she chaired the Audit Committee; and Tim Hortons, Inc., Canada’s leading quick serve restaurant chain, where she served as a director until its sale to Burger King/3G.

Ms. Atkins is a former partner in the global consumer and retail practice at Bain & Company, the major international consulting firm. At Bain, she spent 13 years serving clients in a variety of consumer goods categories (food, health and beauty, household products, apparel and footwear) and retailers of various types including supermarkets, chain drug stores, mass merchants and specialty retailers. In her executive career she spent five years with Sears Roebuck & Company in a variety of senior roles, including general management responsibility for a $2.3 billion hardlines business which she led to record results, and running foreign sourcing for both Sears Roebuck (USA) and Sears Canada through a network of overseas sourcing offices and staff.

Ms. Atkins started her career as a public accountant with Price Waterhouse Canada. She maintains current registration as both a certified public accountant (USA) and chartered accountant/chartered public account (Canada) and has served as an SEC-designated financial expert on all of her audit committees. She holds the highest certification as a professional independent director in both the USA (NACD.DC) and Canada (ICD.D) and is a regular speaker at corporate governance programs across North America.

Ms. Atkins’ qualifications as a director include her expertise in finance and accounting, her extensive experience as a director of other publicly traded corporations, and her experience in developing and executing strategic plans for major retail organizations.

2022 Proxy Statement	37

Board of Directors

Douglas A. Hacker
INDEPENDENT DIRECTOR
BOARD CHAIR

Douglas A. Hacker is a business executive with extensive experience in consumer goods, finance and planning roles. He has been a director of SpartanNash since 2013 and was a director of Nash Finch from 2005 until the merger with Spartan Stores. He presently chairs the SpartanNash Board of Directors.

In addition to his service on the Board of SpartanNash, Mr. Hacker serves as a director and Chair of the Audit Committee of Aircastle Limited, a commercial aircraft leasing company. He also serves as the Co-Chair of the Board of Trustees of a series of open-end investment companies that are part of the Columbia family of mutual funds. Before that, Mr. Hacker served as a director of Travelport Worldwide Limited from 2016 to 2019, and as a director of SeaCube Container Leasing Ltd. from 2010 to 2014.

Earlier in his career, Mr. Hacker served in a variety of finance and planning roles at American Airlines. He also served as Executive Vice President, Strategy for UAL Corporation, United Airline’s holding company, from 2002 to 2006. Prior to that position, he served with UAL Corporation as President, UAL Loyalty Services from 2001 to 2002, and as Executive Vice President and Chief Financial Officer from 1999 to 2001. Mr. Hacker earned his A. B. magna cum laude from Princeton University and an M.B.A. from Harvard Business School.

Mr. Hacker’s qualifications as a director include his extensive experience in financial and operating management, including his prior service as Executive Vice President, Strategy, and his service as Chief Financial Officer of a major airline, in addition to his depth of knowledge of executive compensation.

Matthew M. Mannelly
INDEPENDENT DIRECTOR

Matthew M. Mannelly joined SpartanNash with 36 years of extensive marketing, sales, retail and consumer goods experience, including ten years of food distribution experience. He has been a director of SpartanNash since 2018.

Mr. Mannelly is the retired Chief Executive Officer of Prestige Brands, Inc., a distributor of healthcare and household cleaning products, a position he held from 2009 until his retirement in 2015. He also served on the board of directors of Prestige Brands, Performance Sports Group and Collier Creek Holdings.

Before that, Mr. Mannelly was Chief Executive Officer of Cannondale Bicycle Corporation from 2003 to 2008 and also served as a director of Performance Sports Group from 2015 to 2017. He also served as President, Americas for Paxar Corporation, Chief Marketing Officer for the United States Olympic Committee, and Global Director, Retail Development for NIKE, Inc.

Mr. Mannelly’s qualifications as a director include his extensive experience in marketing and his executive leadership of consumer product and consumer goods companies.

38	2022 Proxy Statement

Board of Directors

Julien R. Mininberg
INDEPENDENT DIRECTOR

Julien R. Mininberg is a business executive with extensive retail and marketing experience in consumer goods. He joined the SpartanNash Board of Directors in February 2022. Mr. Mininberg brings a 31-year track record of building market-leading multinational brands and businesses, transforming organizations and culture, operating expertise and seasoned leadership skills.

Mr. Mininberg currently serves as Chief Executive Officer of Helen of Troy Limited, a global developer, marketer and distributor of consumer products. Prior to assuming that role in 2014, he was Chief Executive Officer of Kaz Inc., a wholly owned subsidiary of Helen of Troy, since 2010. He joined Kaz in 2006, leading its turnaround as President, then becoming its Chief Executive Officer. Before joining Kaz, he spent 15 years at The Procter & Gamble Company, where he served in a variety of general management and marketing leadership positions with roughly equal amounts of time in roles in the United States and Latin America.

Mr. Mininberg currently serves as a director of Helen of Troy Limited. He also serves on the Board of Advisors for Yale School of Management, has been President of its global alumni association Board of Directors, and was recently recognized with Yale Alumni Association’s 2021 Leadership Award.

Mr. Mininberg’s qualifications as a director include his 31-year track record of building market-leading multinational brands and organizations, very strong operational and financial expertise, and seasoned leadership skills.

Jaymin B. Patel
INDEPENDENT DIRECTOR

Jaymin B. Patel joined the SpartanNash Board of Directors in February 2022. Mr. Patel is a proven leader with more than 30 years of high-performance global operating experience in technology led gaming, consumer goods and large-scale distribution/supply chain and manufacturing related businesses.

Mr. Patel is President & Chief Financial Officer of Clarim Acquisition Corp., a special purpose acquisition company. In addition, he is the Executive Chairman of Cloud Agronomics Inc., a leading platform for soil carbon measurement using remote sensing technologies to underpin carbon credit offset markets.

From 2015 to 2018, Mr. Patel was Chief Executive Officer and director of Brightstar Corporation, a global wireless device services company backed by Softbank (during that time). For more than two decades, he served in various executive and financial leadership roles at GTECH (now IGT), including as President and Chief Executive Officer of GTECH Corporation, from 2007 to 2015, and as Senior Vice President and Chief Financial Officer of the publicly traded GTECH Holdings Corporation from 2000 to 2006.

Mr. Patel currently serves as an independent director of Bally’s Corporation and as a director of Clarim Acquisition Corp. In addition, he serves on the Board of Rip Van, an innovative low sugar food snacking business. Mr. Patel is also Chairman of the Foundation Board of the Community College of Rhode Island.

Mr. Patel’s qualifications as a director include his long record of leadership with consistently driven high performance within the technology sector, as well as strong supply chain experience.

2022 Proxy Statement	39

Board of Directors

Maj. Gen. (Ret.) Hawthorne L. Proctor
INDEPENDENT DIRECTOR

Maj. Gen. (Ret.) Hawthorne L. “Peet” Proctor has been a director of the Company since the merger and served as a director of Nash Finch since 2007. His experience includes over 30 years in food distribution and more than 15 years in retail and consumer goods.

Maj. Gen. (Ret.) Proctor currently serves as Managing Partner of Proctor & Boone LLC Consulting, a business consulting firm. He previously served as Senior Logistics Consultant in the Department of Defense (“DOD”) Business Group of Intelligent Decisions, Inc. from 2006 to 2016.

Maj. Gen. (Ret.) Proctor served for nearly 35 years in the United States Army, where he performed with distinction in numerous senior logistics management roles, including Commander, Defense Personnel Support Center and later Commander, Defense Supply Center, Philadelphia, 46th Quartermaster General of the United States Army, and J3, or Chief Operating Officer (COO) of the Defense Logistics Agency. While a Commander at the Defense Supply Center, Maj. Gen. (Ret.) Proctor led the way in revolutionizing the customer supply chains in food, clothing, medical supplies, equipment and pharmaceuticals. Innovations included initiating the DOD Mail-Order Pharmacy Program; expanding the use of existing commercial supply chains; establishing e-Commerce portals; and reducing the DOD supply chain footprint and the cost of doing business for food, clothing, pharmaceuticals, medical supplies and equipment.

Maj. Gen. (Ret.) Proctor’s qualifications to serve as a director include his extensive service with the military as an innovative logistician that was exhibited through his prior leadership of a $3.2 billion enterprise that provided food, clothing, pharmaceuticals and medical supplies to DOD organizations.

40	2022 Proxy Statement

Board of Directors

Pamela S. Puryear, Ph.D.
INDEPENDENT DIRECTOR

Pamela S. Puryear, Ph.D. is a business executive with 35 years of global experience in financial services, consulting, healthcare and retail. She joined the SpartanNash Board of Directors in February 2022.

From 2009 to 2021, Dr. Puryear held several executive leadership roles, including Executive Vice President, Global Chief Human Resources Officer at Walgreens Boots Alliance; Senior Vice President, Chief Human Resources Officer at Zimmer Biomet; Senior Vice President, Chief Talent Officer at Pfizer Inc., and Vice President, Organizational Development and Chief Talent Officer at Hospira Inc. Earlier Dr. Puryear led an independent organizational development consulting practice for 12 years working globally and across industry sectors, including consumer products, financial services, healthcare, professional services and insurance. Dr. Puryear spent her first 10 years post-MBA in financial services in the real estate investment advisor industry.

Dr. Puryear currently serves as an independent director of NextGen Healthcare Inc., where she is a member of the Audit Committee; Standard Motor Products Inc., where she serves on all committees; and Rockley Photonics Holdings, where she chairs the Compensation Committee and is a member of the Nominating and Corporate Governance Committee.

Dr. Puryear holds a Ph.D. degree in organizational psychology; an MBA degree from the Harvard Business School; and a BA degree in psychology with a concentration in organizational behavior from Yale University. She is a recognized business and human capital thought leader, currently serving as a member of the Advisory Board, Human Capital Center at The Conference Board, a research think tank that delivers business insights to 1,000 public and private organizations in 60 countries. Dr. Puryear was also inducted into the Executive Leadership Council (ELC), the preeminent member organization for Black Executives in 2019, and was named one of the 2021 “Elite 100,” recognizing black female executives changing the face of corporate America.

Dr. Puryear’s qualifications to serve as a director include her proven track record of driving value creation through her expertise in human capital management, organizational transformation, innovation and operational excellence.

2022 Proxy Statement	41

Board of Directors

Tony B. Sarsam

PRESIDENT AND CHIEF EXECUTIVE OFFICER

As President and Chief Executive Officer of SpartanNash, Tony Sarsam leads 16,500 Associates serving food retailers in all 50 states as well as the U.S. military both domestically and abroad. Mr. Sarsam joined SpartanNash and the Board in 2020 and has since focused on building a strong People First culture as the company renews its commitment to growth, operational excellence, customer service and innovation.

With more than three decades of experience in the food industry, Mr. Sarsam has come to understand every side of the consumer-packaged goods business – from the plant floor to the C-suite. Before joining SpartanNash, Mr. Sarsam served as Chief Executive Officer of Borden Dairy Company, a dairy processor and distributor, and Ready Pac Foods, a manufacturer and distributor of convenience fresh foods. At Borden, he led the company through a major corporate restructuring and subsequent sale that preserved employment for all frontline associates during a time of significant industry consolidation. His leadership at Ready Pac helped the company grow by more than 60% and establish a dominant 80% share of the complete meal salad category. Mr. Sarsam’s success at Ready Pac attracted great interest and culminated in the sale of the business to Bonduelle in 2017.

Prior to leading Ready Pac, Mr. Sarsam was President of the Nestlé USA Direct Store Delivery Company, where he created and led the world’s largest frozen direct store delivery network, serving Nestlé frozen pizza and ice cream businesses. He has also served as Executive Vice President of Sales and Operations at Dreyer’s, which was acquired by Nestlé. Mr. Sarsam began his career at PepsiCo, where he started as an Associate Engineer and progressed through a series of leadership roles, including Plant Manager, Director of Finance, Region Vice President for Sales and Distribution, and Group Vice President of Go to Market Strategy.

Mr. Sarsam’s qualifications to serve as a director include his extensive industry experience and deep insight into the Company’s business as our Chief Executive Officer.

William R. Voss
INDEPENDENT DIRECTOR

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHAIR

William R. Voss is an investor and business executive with 35 years of experience in consumer goods, retail and distribution. He has served as a director of SpartanNash since the 2013 merger. From 2006 until the merger, he was the Chairman of Nash Finch. He presently chairs the Nominating and Corporate Governance Committee of SpartanNash.

Mr. Voss has served for more than 20 years as Managing Partner of Lake Pacific Partners, a private equity investment firm specializing in food, consumer products and services. During his career, Mr. Voss has led merger, acquisition and divestiture transactions totaling more than $1 billion.

He previously served as Chairman and Chief Executive Officer of Natural Nutrition Group, Inc., a leading natural and organic food processor; as Chief Executive Officer of McCain Foods, Inc.; and as President and a director of Pilgrim’s Pride Corporation.

Mr. Voss is a certified public accountant (inactive) and has served as a Chairman or director of more than 20 public and privately held companies, including a $6 billion distributor serving the convenience store industry. Mr. Voss was also a management consultant advising food, consumer, grocery, retail, drug retail, direct marketing and similar businesses.

Mr. Voss’ qualifications to serve as a director include his extensive experience as an entrepreneur, executive, consultant, investor, and director in the consumer products industry, as well as his experience serving as Chairman, President and director of various Fortune 500 companies.

42	2022 Proxy Statement

Board of Directors

BOARD COMMITTEES

SpartanNash’s Board has three standing committees:

•	the Audit Committee;

•	the Compensation Committee; and

•	the Nominating and Corporate Governance Committee.

Meetings Held in 2021
Full Board of Directors	8
Audit Committee	6
Compensation Committee	6
Nominating and Corporate Governance Committee	7

Audit Committee

The Board has established the Audit Committee to assist the Board in fulfilling its fiduciary responsibilities with respect to accounting, auditing, financial reporting, internal controls and legal compliance. The Audit Committee oversees management and the independent auditors in the Company’s accounting and financial reporting processes and audits of the Company’s financial statements. The Audit Committee serves as a focal point for communication among the Board, the independent auditors, the internal auditors and management with regard to accounting, reporting, and internal controls.

Currently, Ms. Atkins serves as Chair of the Audit Committee and Dr. Gambino, Ms. Nickels and Major General (Ret.) Proctor serve as members (Dr. Gambino and Ms. Nickels are not standing for reelection at the Annual Meeting). The Audit Committee has the powers, authority and responsibilities specified in its Charter or delegated to the Committee by the Board. A copy of the Audit Committee Charter is available in the “Investor Relations — Corporate Governance” section of our website, www.spartannash.com.

The Board has determined that each member of the Audit Committee is independent, as that term is defined in Rule 5605(a)(2) of the Nasdaq Listing Rules and Rule 10A-3 under the Exchange Act, and that Mss. Atkins and Nickels are audit committee financial experts, as that term is defined by the SEC. The designation of a person as an audit committee financial expert does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit Committee and Board or otherwise affect the duties, obligations or liability of any other member of the Audit Committee or Board.

Compensation Committee

The Board has established the Compensation Committee to assist the Board in fulfilling its responsibilities relating to compensation of the Company’s executive officers and the Company’s compensation and benefit programs and policies.

Currently, Ms. Jackson serves as Chair of the Compensation Committee and Messrs. Mannelly and Voss serve as members (Ms. Jackson is not standing for reelection at the Annual Meeting). The Compensation Committee has the powers, authority and responsibilities specified in its Charter or delegated to the Committee by the Board. A copy of the Compensation Committee Charter is available in the “Investor Relations — Corporate Governance” section of our website, www.spartannash.com.

The Board has determined that each member of the Compensation Committee is independent, as that term is defined in Rule 5605(a)(2) of the Nasdaq Listing Rules and Rule 10C-1 under the Exchange Act.

Processes and Procedures. The Compensation Committee reviews executive compensation on a continuous basis each year, with the most comprehensive reviews typically taking place following year-end. The Committee reviews executive performance, current compensation levels, and compensation benchmarking data and analysis

2022 Proxy Statement	43

Board of Directors

(please see the “Compensation Discussion and Analysis” section of this proxy statement for information about benchmarking analysis). The Committee reviews this information in the context of the Company’s performance and financial results. At the conclusion of this review, the Committee grants share-based awards if appropriate, establishes goals and objectives for the then-current year, and may adjust executive salaries. The Committee’s decision-making process is explained in more detail in the “Compensation Discussion and Analysis” section of this proxy statement.

Consultants and Advisors. The Compensation Committee is authorized to engage consultants, advisors and legal counsel at the expense of the Company. The Compensation Committee Charter requires that any consultant engaged for the purpose of determining the compensation of executive officers must be engaged directly by and report to the Committee. The Committee has authority to approve contracts with and payment of fees and other compensation of consultants, advisors and legal counsel.

Prior to engaging or receiving advice from any compensation consultant or advisor, the Committee reviews the independence of the proposed consultant or advisor, taking into account the following factors:

•	The advisor’s provision of other services to the Company;

•	The amount of fees received from the Company by the advisor, as a percentage of the advisor’s total revenue;

•	The advisor’s policies and procedures that are designed to prevent conflicts of interest;

•	Any business or personal relationship between the advisor and a member of the Committee or any executive officer of the Company; and

•	The advisor’s ownership of any Company stock.

Participation by Management. The Company’s compensation philosophy and the administration of its various compensation plans are determined by the independent directors of the Compensation Committee. Company policy and Nasdaq rules prohibit participation by the Chief Executive Officer in the process of determining his or her own compensation. The Company’s executive officers and Human Resources Associates serve as resources to the Compensation Committee and provide advice, information, analysis and documentation to the Committee upon request. The Committee may delegate to the Chief Executive Officer authority to recommend the amount or form of compensation paid to other executive officers and Associates subordinate to the Chief Executive Officer, subject to such limitations as the Committee may require. The Committee will not delegate to executive officers its authority to approve awards of stock options or other stock compensation.

Interlocks and Insider Relationships. None of the members of the Compensation Committee during fiscal 2021 was an officer or Associate of SpartanNash or formerly an officer of SpartanNash. None of SpartanNash’s executive officers served as a member of a compensation committee (or board committee performing a similar function) for another entity or served as a director of another entity with an executive officer that serves on the SpartanNash Board.

Share-based Award Policy. The Board has adopted a Policy Regarding Stock Option Grants and other Share based Awards which provides:

•	Share-based awards will not be back-dated;

•	The exercise price for all share-based awards will be based on the market value of SpartanNash common stock on the effective date of award;

•	The Company will not time its release of material non-public information for the purpose of affecting the value of executive compensation, or time the grant of compensation awards to take advantage of material non-public information; and

•	Only the Board or the Compensation Committee, which consists entirely of independent directors, will approve share-based awards. This authority may not be delegated to executive officers or Associates.

A copy of the Policy Regarding Stock Option Grants and other Share-based Awards is available in the “Investor Relations — Corporate Governance” section of our website, www.spartannash.com.

44	2022 Proxy Statement

Board of Directors

Nominating and Corporate Governance Committee

The Board has established the Nominating and Corporate Governance Committee to assist the Board in fulfilling its responsibilities by providing independent director oversight of nominations for election to the Board and leadership in the Company’s corporate governance. The Nominating and Corporate Governance Committee leads regular Board and Committee evaluation and director peer review processes and makes recommendations to the Board regarding Board refreshment.

Currently, Mr. Voss serves as Chair of the Nominating and Corporate Governance Committee and Mss. Atkins, Jackson and Nickels serve as members (Mss. Jackson and Nickels are not standing for reelection at the Annual Meeting). The Nominating and Corporate Governance Committee has the powers, authority and responsibilities specified in its Charter or delegated to the Committee by the Board. A copy of the Nominating and Corporate Governance Committee Charter is available in the “Investor Relations — Corporate Governance” section of our website, www.spartannash.com.

The Board has determined that each member of the Nominating and Corporate Governance Committee is independent, as that term is defined in Nasdaq Listing Rule 5605(a)(2).

2022 Proxy Statement	45

Independent Auditors

INDEPENDENT AUDITORS’ FEES

The aggregate fees billed by Deloitte & Touche LLP to SpartanNash and its subsidiaries for 2021 and 2020 are as follows:

	2021	2020
Audit Fees(1)	$ 1,130,000	$ 1,039,000
Audit-Related Fees(2)	—	130,000
Tax Fees(3)	81,114	183,673
All Other Fees	—	—

(1)	Audit services consist of the annual audit, reviews of quarterly reports on Form 10-Q and consultations.

(2)	Audit-related fees consist principally of services related to accounting consultations and audits in connection with acquisitions.

(3)	Permissible tax services include tax compliance, tax planning and tax advice that do not impair the independence of the auditors and that are consistent with the SEC’s rules on auditor independence. Tax compliance and preparation fees account for $13,000 and $12,400 of the total tax fees for 2021 and 2020, respectively.

Deloitte did not provide any services to SpartanNash or its subsidiaries related to financial information systems design and implementation during the past two years.

AUDIT COMMITTEE APPROVAL POLICIES

The Audit Committee Charter sets forth the policy and procedures for the approval by the Audit Committee of all services provided by Deloitte. The Charter requires that the Audit Committee pre-approve all services provided by the independent auditors, including audit-related services and non-audit services. The Charter allows the Audit Committee to delegate to one or more members of the Committee the authority to approve the independent auditors’ services. The decisions of any Committee member to whom authority is delegated to pre-approve services are reported to the full Committee. The Charter also provides that the Audit Committee has authority and responsibility to approve and authorize payment of the independent auditors’ fees. Finally, the Charter sets forth certain services that the independent auditors are prohibited from providing to SpartanNash or its subsidiaries. All of the services described above were approved by the Audit Committee. None of the audit-related fees or tax fees were approved by the Audit Committee pursuant to the de minimis exception set forth Rule 2-01(c)(7)(i)(C) of Regulation S-X promulgated by the SEC.

46	2022 Proxy Statement

 Audit Committee Report

The Board has appointed the Audit Committee to assist the Board in fulfilling its fiduciary responsibilities with respect to accounting, auditing, financial reporting, internal controls, and legal compliance. The Committee oversees management and the independent public accounting firm in the Company’s accounting and financial reporting processes and audits of the Company’s financial statements. The Committee serves as a focal point for communication among the Board, the independent public accounting firm, the internal auditors and management with regard to accounting, reporting, and internal controls.

The Committee acts under a Charter which has been adopted by the Board and is available on the Company’s website at www. spartannash.com. The Audit Committee reviews the adequacy of the Charter at least annually. The Board annually reviews the standards for independence for audit committee members under the Nasdaq Listing Rules and has determined that each member of the Audit Committee is independent. The Board has also determined that two members of the Audit Committee are audit committee financial experts under Securities and Exchange Commission rules.

Management of the Company is responsible for the preparation, presentation, and integrity of the Company’s financial statements, the Company’s accounting and financial reporting, the Company’s disclosure controls and internal control over financial reporting, and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent public accounting firm is responsible for auditing the Company’s financial statements, expressing an opinion as to their conformity with generally accepted accounting principles, and providing an attestation report on the effectiveness of the Company’s internal control over financial reporting.

The Audit Committee has reviewed, and discussed with management and Deloitte & Touche LLP (“Deloitte”), the Company’s independent public accounting firm, the Company’s audited financial statements for the fiscal year ended January 1, 2022, management’s assessment of the effectiveness of the Company’s internal control over financial reporting, and Deloitte’s attestation report on the Company’s internal control over financial reporting. The Audit Committee has discussed with Deloitte the matters required to be discussed under applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission. The Audit Committee has received the written disclosures and the letter from the independent accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte’s communications with the Audit Committee concerning independence and has discussed with Deloitte its independence. This included consideration of the compatibility of non-audit services with Deloitte’s independence.

Based on the reviews and discussions described above, the Audit Committee recommended to the Board that the audited financial statements be included in SpartanNash’s annual report on Form 10-K for the year ended January 1, 2022.

Respectfully submitted,

M. Shân Atkins, Chair

Frank M. Gambino, Ph.D.

Elizabeth A. Nickels

Hawthorne L. Proctor

The information contained in the “Audit Committee Report” is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by the Company under the Securities Exchange Act of 1934 or the Securities Act of 1933 unless and only to the extent that the Company specifically incorporates it by reference.

2022 Proxy Statement	47

 Ownership of SpartanNash Stock

The following table sets forth the number of shares of SpartanNash common stock reported to be beneficially owned by (i) each person or group which is known to the Company to be a beneficial owner of 5% or more of SpartanNash’s outstanding shares of common stock, (ii) each of our directors and nominees for director and each executive officer named in the Summary Compensation Table below (each, an “NEO”) and (iii) all directors, nominees for director and executive officers of SpartanNash as a group. Information reported with respect to SpartanNash directors, director nominees and officers is based on ownership as of [●], 2022, the record date for the Annual Meeting; information with respect to other beneficial owners is based entirely on the most recent information filed by the beneficial owner with the SEC as of [●], 2022, and the Company assumes no responsibility for such reports. Ownership of less than 1% of the outstanding shares of common stock is indicated by asterisk.

Name of Beneficial Owner	Sole Voting Power	Sole Dispositive Power	Shared Voting Power	Shared Dispositive Power	Total Beneficial Ownership	Percent of Class(1)
5% Owners
BlackRock, Inc.(2)	6,202,639	6,431,025	—	—	6,431,025	[●]
The Vanguard Group(3)	—	2,661,955	43,554	64,712	2,726,667	[●]
Dimensional Fund Advisors LP(4)	2,635,099	2,688,765	—	—	2,688,765	[●]
Nominees, Directors, and Executive Officers
M. Shân Atkins	[●]	[●]	[●]	[●]	[●]	[●]
Arif Dar	[●]	[●]	[●]	[●]	[●]	[●]
Frank M. Gambino, Ph.D.	[●]	[●]	[●]	[●]	[●]	[●]
Douglas A. Hacker	[●]	[●]	[●]	[●]	[●]	[●]
Yvonne R. Jackson	[●]	[●]	[●]	[●]	[●]	[●]
Kathleen M. Mahoney(5)	[●]	[●]	[●]	[●]	[●]	[●]
Matthew M. Mannelly	[●]	[●]	[●]	[●]	[●]	[●]
Julien R. Mininberg	[●]	[●]	[●]	[●]	[●]	[●]
Jason Monaco	[●]	[●]	[●]	[●]	[●]	[●]
Elizabeth A. Nickels	[●]	[●]	[●]	[●]	[●]	[●]
Jaymin B. Patel	[●]	[●]	[●]	[●]	[●]	[●]
Hawthorne L. Proctor	[●]	[●]	[●]	[●]	[●]	[●]
Pamela S. Puryear, Ph.D.	[●]	[●]	[●]	[●]	[●]	[●]
Tony B. Sarsam	[●]	[●]	[●]	[●]	[●]	[●]
Mark Shamber(5)	[●]	[●]	[●]	[●]	[●]	[●]
Thomas Swanson	[●]	[●]	[●]	[●]	[●]	[●]
Yvonne Trupiano	[●]	[●]	[●]	[●]	[●]	[●]
William R. Voss	[●]	[●]	[●]	[●]	[●]	[●]
All directors, nominees and executive officers as a group (20 persons)	[●]	[●]	[●]	[●]	[●]	[●]

(1)	The percentages set forth in this column were calculated on the basis of [●] shares of common stock outstanding as of [●], 2022. For SpartanNash directors, nominees, and officers, the number of shares stated is based on information provided by each person listed and includes shares the listed person has a right to acquire within 60 days of [●], 2022. These numbers include shares solely owned by the listed person, shares over which the listed person is legally entitled to share voting or dispositive power by reason of joint ownership, trust or other contract or property right, and shares held by spouses, children or other relatives over whom the listed person may have influence by reason of relationship.

(2)	Based on a Schedule 13G/A filed January 27, 2022 by BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(3)	Based on a Schedule 13G/A filed February 10, 2022 by The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, PA, 19355.

(4)	Based on a Schedule 13G/A filed February 8, 2022 by Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746.

(5)	Shares reflected are as of their last date of employment with the Company.

48	2022 Proxy Statement

 SpartanNash’s Executive Officers

SpartanNash’s executive officers are appointed annually by, and serve at the pleasure of, the Board or the Chief Executive Officer. Biographical information for our Chief Executive Officer Mr. Sarsam is included above in the “Board of Directors” section of this proxy statement. The following sets forth biographical information concerning SpartanNash’s other executive officers:

Arif Dar (age 53) has served as Senior Vice President and Chief Information Officer since January 2019. Previously, he was the Chief Information Officer for S.C. Johnson and Son, Inc. (“SCJ”) from 2015 to 2018. Prior to that, he served as the Chief Technology Officer for SCJ from 2013 to 2015. He has also held executive Information Technology positions at Maple Leaf Foods (Canada), Bombardier Transportation (Germany), General Motors, Tyco International and General Electric.

Ileana McAlary (age 47) has served as Senior Vice President, Chief Legal Officer and Corporate Secretary since November 2021. She was previously the Vice President Associate General Counsel at Wolverine World Wide, Inc. from September 2016 to November 2021, where she served as Compliance Officer and oversaw the company's regulatory compliance, corporate governance, indirect procurement, cybersecurity and global security functions. Prior to Wolverine World Wide, she held roles as Senior Counsel at Meijer, Inc., where she supported the Midwest grocer's retail, distribution and pharmacy operations; as Corporate Counsel III at Amway Corporation; and as an attorney at the Miller Johnson law firm.

Jason Monaco (age 45) has served as Executive Vice President Chief Financial Officer since March 2021. Previously, Mr. Monaco served as the Chief Financial Officer of Cornerstone Chemical Company, a global producer of intermediate chemicals from August 2020, and served as Chief Financial Officer of Borden Dairy Company, a dairy processor and distributor, from December 2018 until August 2020, where he led the company through a restructuring, reorganization and successful sale. Mr. Monaco also served as Vice President, Finance of Celanese Corporation, a technology and specialty materials company from 2016 through 2018. He was Vice President, Finance & Treasurer of Arrow Electronics from 2014 to 2016. He began his career with Kimberly-Clark in 1998 and advanced through the organization holding finance positions of increasing responsibility, including Vice President, FP&A and Regional CFO of its Latin American and South Asian businesses.

David Petko (age 49) has served as Executive Vice President and Chief Supply Chain Officer since March 2022, and previously served as Senior Vice President and Chief Supply Chain Officer since April 2021. Mr. Petko previously served as Senior Vice President of Supply Chain for C&S Wholesale Grocers, Inc., a wholesale distributor of food and grocery store items, from April 2009 to April 2021. During his 11-year tenure with C&W Wholesale Grocers, he also served as Regional Vice President of Operations from 2014 to 2019; Senior Director ES3/D2S from 2013 to 2014; Director of Operations from 2012 to 2013; and General Manager of two facilities from 2009 to 2012.

David Sisk (age 61) has served as Senior Vice President and Chief Customer Officer since March 2022, and previously served as MDV President and a SpartanNash Senior Vice President since February 2021. Prior to joining SpartanNash, he served as Executive Director of Gloo, LLC, a computer systems design and related services company, from September 2019 to January 2020. He served as the Director, Church Advancement at Christ Fellowship from July 2018 to July 2019. Mr. Sisk also served as the President and Chief Operating Officer for OSC-WEBco, a worldwide sales, marketing and logistics company servicing the U.S. Government, from January 2016 to June 2018, where he was responsible for worldwide strategic plans, financial performance, personnel and global operations across all military divisions. Prior to that, he held various responsibilities throughout his 30- year career with Procter & Gamble, culminating in serving as Customer Business Development Manager for the Global Military Division. Mr. Sisk has also previously served as Chair of the American Logistics Association (ALA) and is a recipient of the ALA’s Lifetime Achievement Award.

2022 Proxy Statement	49

SpartanNash’s Executive Officers

Thomas Swanson (age 61) has served as Executive Vice President and General Manager, Corporate Retail since March 2021. He previously served as Senior Vice President and General Manager, Corporate Retail from October 2018 and Vice President, Retail Merchandising and Vice President of SpartanNash’s Retail-West operations prior to that. Mr. Swanson also held executive retail supermarket positions for over 30 years with Bashas’ Markets and Nash Finch.

Masiar Tayebi (age 43) has served as Executive Vice President and Chief Strategy Officer since April 2021. He previously served as Global Head of Corporate Strategy and Business Development at Whirlpool Corporation, a home appliance manufacturer, from May 2014 to April 2021, responsible for acquisitions including Yummly, a leading digital food platform offering online grocery delivery. After acquiring Yummly in 2017, Mr. Tayebi served as Chief Operating Officer at Yummly, executing Whirlpool’s innovation growth strategy. Prior to leadership roles at Whirlpool, Mr. Tayebi was an Executive Director at UBS focusing on strategy, M&A, technology and transformational change. He also worked with various Fortune 500 clients on strategic initiatives during his time in management consulting.

Yvonne Trupiano (age 43) has served as Executive Vice President and Chief Human Resources Officer since March 2018. She joined the Company as Senior Vice President Chief Human Resources Officer in October 2016. Prior to joining SpartanNash, she served as Vice President Human Resources for Avis Budget Group, a global vehicle rental provider, from February 2013 to October 2016. She originally joined Avis Budget Group in 2004 and served in positions of increasing responsibility.

50	2022 Proxy Statement

Executive Compensation

COMPENSATION DISCUSSION AND ANALYSIS

The Board has appointed the Compensation Committee to assist the Board in fulfilling its responsibilities relating to compensation of the Company’s executive officers. The Compensation Committee determines and implements the Company’s executive compensation philosophy, structure, policies and programs.

Our executive compensation programs are designed to attract and retain leadership talent consistent with our performance goals. The following discussion provides information regarding the achievements that the executive compensation programs are designed to reward, the elements of the executive compensation programs, the reasons why we employ each element and how we determine amounts paid.

Our named executive officers (“NEOs” or “named executive officers”) for 2021 were:

Name	Title
Tony B. Sarsam	President and Chief Executive Officer (“CEO”)
Jason Monaco	Executive Vice President and Chief Financial Officer(1) (“EVP and CFO”)
Mark Shamber	Former Executive Vice President and Chief Financial Officer(2) (“EVP and CFO”)
Kathleen M. Mahoney	Former Executive Vice President, Chief Legal Officer and Secretary(3) (“EVP and CLO”)
Yvonne Trupiano	Executive Vice President and Chief Human Resources Officer (“EVP and CHRO”)
Arif Dar	Senior Vice President and Chief Information Officer (“SVP and CIO”)
Thomas Swanson	Executive Vice President and General Manager, Corporate Retail

(1)	Mr. Monaco has served as our Executive Vice President and Chief Financial Officer since March 22, 2021.

(2)	Mr. Shamber ceased serving as our Executive Vice President and Chief Financial Officer on April 30, 2021.

(3)	Ms. Mahoney retired from the Company, effective November 15, 2021.

Objectives of SpartanNash’s Compensation Programs

The primary objectives of the Company’s executive compensation programs are to:

•	attract, retain, motivate, and reward talented executives who are critical to the current and long-term success of the Company;

•	provide an overall level of compensation opportunity that is competitive within the markets in which SpartanNash competes and within a broader group of companies of comparable size, financial performance, and complexity;

•	provide targeted compensation levels that are consistent with the 50th percentile of competitive market practices for each pay component (base salary, annual incentives, and long-term incentives);

•	support SpartanNash’s long-range business strategy;

•	reward and retain the Company’s executives and compensate for individual performance; and

•	align the interests of the executives with those of the shareholders by linking compensation to the Company’s performance.

2022 Proxy Statement	51

Executive Compensation

Pay Practices

The Compensation Committee also reviews the Company’s executive compensation programs to incorporate commonly viewed best practices and avoid poor pay practices. Below is a summary of certain practices we have implemented to support our compensation philosophies, and certain practices we reject because we believe they do not serve our shareholders’ long-term interests.

The practices we follow:	At-risk compensation. A majority of the compensation paid to our named executive officers is “at-risk” and requires specific and disclosed financial performance, continued employment, or both;
Pay for performance. Payouts under our annual and long-term cash incentive awards for named executive officers are based on attainment of pre-established goals — both short-term and long-term metrics and targets;
Double-trigger severance arrangements. Our severance agreements provide for double-trigger payments upon a change in control;
Double-trigger equity vesting. Our equity incentive award agreements provide for double-trigger vesting of equity awards upon a change in control;
Executive stock ownership and retention requirements. Each executive is required to hold at least 50% of the net shares (after taxes) acquired through the Company’s stock incentive plans and other forms of stock based compensation until the executive has achieved the required level of ownership; and
Clawback policy. Incentive compensation paid to executives is subject to recovery in the event of certain financial restatements, materially inaccurate financial statements or performance metrics or executive misconduct.

The practices we do NOT follow:	Provide guaranteed salary increases;
Provide guaranteed bonuses;
Allow hedging or pledging of Company stock by officers, directors, or Associates;
Provide excessive perquisites;
Provide excise tax gross-ups in change in control agreements; or
Allow repricing of options without shareholder approval.

52	2022 Proxy Statement

Executive Compensation

Shareholder Say-On-Pay Votes

The Company provides its shareholders with the opportunity to cast a say-on-pay vote annually, which is an advisory vote on executive compensation. At the Company’s Annual Meeting held in May 2021, over 94% of the votes cast on the say-on-pay proposal at that meeting were voted in favor of the proposal. The Compensation Committee believes this affirms shareholders’ support of the Company’s approach to executive compensation, and did not change its approach in 2021 in response to the May 2021 say-on-pay vote. The Compensation Committee will continue to consider the outcome of the Company’s say-on-pay votes when making future compensation decisions for the named executive officers.

How the Compensation Committee Determines Compensation Levels

The Compensation Committee’s overall decision-making process is summarized as follows:

•	the Committee reviews recent trends and developments in executive compensation as provided by its independent compensation consultant, including salaries, short-term and long-term incentive plan targets and payouts, equity awards, and perquisites and benefits;

•	the Company’s executive officers, Human Resources, and Finance Associates serve as resources to the Compensation Committee and provide advice, information, analysis and documentation to the Compensation Committee upon request;

•	the Committee reviews and analyzes data, including surveys and publicly available information compiled by the independent compensation consultant, to determine the median level of compensation for each type of compensation paid for comparable positions at comparable companies;

•	the Committee compares the compensation of the Company’s executives to compensation at comparable companies in the context of the Company’s financial performance, economic conditions, and other factors; and

•	the Committee sets compensation opportunities for our executives to target generally the median levels for comparable companies, but makes adjustments for a number of considerations discussed below, including individual performance, Company performance, past compensation, and other factors.

Market Benchmarking

In general, the Compensation Committee seeks to provide target compensation opportunities that are competitive with the market levels for each major category of compensation and in total for executives in similar positions at companies of comparable size, financial performance, industry and complexity. As part of this overall analysis, the Committee reviews survey data provided by its compensation consultant, and engages in benchmarking of selected companies (referred to as “Peer Group Companies”).

The Compensation Committee reviews the constituents of the Peer Group Companies from time to time to evaluate whether the group is viewed as comparable to the Company. Changing business models, mergers, growth, and other factors may necessitate adjustments. The below Peer Group Companies were used to evaluate 2021 executive compensation decisions. These were the same Peer Group Companies that were used to evaluate 2020 executive compensation decisions with the exception of US Foods Holding Corp, which was added based on being viewed as a competitive match in the same industry as SpartanNash.

The Andersons, Inc.	Performance Food Group Company
Anixter International Inc.	Schneider National, Inc.
BJ’s Wholesale Club Holdings, Inc.	United Natural Foods, Inc.
Core-Mark Holding Company, Inc.	Univar Solutions Inc.
Ingles Markets, Inc.	US Foods Holding Corp.
MRC Global Inc.	Veritiv Corporation
Owens & Minor, Inc.	Weis Markets, Inc.
Patterson Companies, Inc.	WESCO International, Inc.

2022 Proxy Statement	53

Executive Compensation

At the time the Peer Group Companies were approved, the Company’s revenues ranked above the median of the Peer Group Companies while its market capitalization ranked between the 25th percentile and median.

In addition to determining the median level of an element of a compensation category among the Peer Group Companies, the Committee analyzes competitive compensation practices in the general industry for those positions that may be occupied by officers and executives recruited from outside of the wholesale and retail grocery business and performs regression analysis to adjust to SpartanNash’s revenue size in these cases.

Market levels serve only as a reference point in evaluating executive compensation. In determining executive compensation, the Committee also considers:

•	individual performance;

•	time each executive has served in the position;

•	the experience of each executive;

•	future potential of the executive;

•	internal equity;

•	retention concerns; and

•	Company performance.

Evaluating Individual Performance

Each year, the Compensation Committee reviews and evaluates individual executive performance as part of its decision-making process. The Chairperson of the Compensation Committee coordinates the review of the individual performance of the Chief Executive Officer by the Board. The Chairman of the Board and the Chair of the Compensation Committee communicate the Board’s review to the Chief Executive Officer.

For the named executive officers other than the Chief Executive Officer, the Chief Executive Officer reviews with the Compensation Committee an evaluation of each executive officer’s performance.

As discussed above, individual performance is only one factor among several that the Compensation Committee considers in its decision-making process, and there is no prescribed formula or mechanism for translating individual performance into specific amounts of compensation. The Compensation Committee’s decision-making process necessarily involves the Committee’s informed judgment with respect to individual performance in the context of many considerations and criteria, none of which are individually controlling, including experience, potential of the executive, retention concerns, recent compensation of the executive, internal pay equity, Company performance, and general industry and economic conditions.

Use of Independent Compensation Consultant

FW Cook is a compensation consulting firm that has provided such services to the Compensation Committee since 2019. The Compensation Committee considered each of the factors required by Nasdaq in determining that FW Cook is an independent advisor and the Compensation Committee concluded that the work performed by FW Cook for the Compensation Committee did not raise any conflicts of interest.

The Compensation Committee instructs its independent consultant to provide advice and guidance on executive compensation proposals, including changes to compensation levels, the design of incentive plans and other forms of compensation, and to provide information about market practices and trends. Typically, the independent consultant attends all regularly scheduled quarterly meetings of the Compensation Committee, reviews existing executive compensation programs for consistency with our executive compensation philosophy and current market practices, and produces comparative information derived from our Peer Group Companies and published survey data. With respect to 2021, the activities of FW Cook included:

•	performing a market review of executive officer compensation components;

•	reviewing our annual and long-term incentive plan design structure;

54	2022 Proxy Statement

Executive Compensation

•	reviewing current issues and trends in executive compensation;

•	reviewing the pay-for-performance alignment of our executive compensation programs; and

•	reviewing competitive executive compensation governance practices, such as severance and stock ownership guidelines.

Mix of Compensation Elements

When determining the mix of awards, the Compensation Committee considers factors such as the short-term and long-term compensation expense to the Company, the economic value delivered to the executives, the overall level of share ownership by the executives, share availability under the Company’s stock incentive plan, annual share usage and dilution, and practices at the Peer Group Companies. The award mix (at target level) for 2021 for our CEO, Mr. Sarsam, and the average of our other continuing NEO is presented below.

CEO Opportunity at Target Level	Other NEO Opportunity at Target Level

In addition to the elements of compensation discussed above, our executives participate in certain defined contribution and deferred compensation plans. These plans are discussed below under the captions “Qualified Defined Contribution Retirement Plan” and “Non-Qualified Deferred Compensation.”

Pay for Performance

Our executive compensation elements and programs are designed to reflect our “pay-for-performance” philosophy. The Compensation Committee and the Board have implemented and intend to maintain compensation plans that link a substantial portion of executive compensation to the achievement of goals that the Board considers important.

Executive Compensatory Arrangements

With the advice of FW Cook, on December 27, 2021 the Company entered into employment agreements with Mr. Tony Sarsam, President & Chief Executive Officer, Mr. Jason Monaco, EVP & Chief Financial Officer, Ms. Yvonne Trupiano, EVP & Chief Human Resources Officer and other executive officers. The employment agreements supersede and replace the employment agreements and executive severance agreements previously entered into with each of the executive officers.

The revised employment agreements were designed to attract and retain top talent, align with competitive market practices, and strengthen and extend post-termination restrictive covenants.

The employment agreements include (i) the terms of the relevant executive officer’s base salary and target bonus compensation (which were not modified in connection with the execution of the employment agreements), (ii) severance benefits owed to the relevant executive officer upon a termination without Cause or a resignation for Good Reason (each as defined in the relevant Employment Agreement) (a “Qualifying Termination”) occurring (a) during a twenty-four month period beginning upon the occurrence of a change in control of the Company (the “Change in Control Protection Period”) or (b) before or after the Change in Control Protection Period and (iii) restrictive covenants relating to noncompetition, nonsolicitation, proprietary information and inventions assignment.

2022 Proxy Statement	55

Executive Compensation

Analysis of Compensation Elements for 2021

Overview

The following is a discussion of key executive compensation programs and decisions for 2021.

1.	Annual Base Salary

Base salary provides our executives with a fixed base annual income and helps us attract and retain high-performing executives. The Compensation Committee sets executive salaries each year in light of individual performance reviews, internal pay equity considerations, the scope and complexity of the executive’s role and an assessment of compensation practices at the Peer Group Companies and market survey data provided by our independent compensation consultant. The table below summarizes base salary decisions for our NEOs in 2021:

Name	2021	2020 Base Salary (at end of year)	Percentage Increase
Mr. Sarsam	$900,000*	$850,000	6%
Mr. Monaco	500,000	N/A	N/A
Mr. Shamber	475,000**	475,000	0%
Ms. Mahoney	488,000**	475,000	3%
Ms. Trupiano	452,000	440,000	3%
Mr. Dar	423,000	412,000	3%
Mr. Swanson	390,000	370,000	5%

*	Mr. Sarsam’s base salary was adjusted in October 2021 in line with his anniversary of his employment with the Company.
**	Represents annual base salary in effect at the time of the NEO’s separation from the Company.

2.	Annual Cash Incentive Awards

Each named executive officer was granted an opportunity to earn an annual incentive award under the Company’s 2021 AIP. For 2021, each of the NEO’s payout was determined entirely on performance against corporate performance goals to foster better communication and collaboration across all business units and align incentives to drive overall corporate performance.

For 2021, the payout of the annual incentive award is dependent on the Company’s achievement of specified levels of Adjusted EBITDA and adjusted net sales, weighted 70% and 30%, respectively. These metrics were chosen because they are aligned with the Company’s long-term strategic plan and the Company wants to incentivize both top line growth and profitability. Under the 2021 AIP, Adjusted EBITDA and adjusted net sales is defined as follows:

•	Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (“Adjusted EBITDA”) is a non-GAAP operating financial measure that the Company defines as net earnings plus interest, discontinued operations, depreciation and amortization, and other non-cash items including share-based payments (equity awards measured in accordance with ASC 718, Stock Compensation, which include both stock-based compensation to employees and stock warrants issued to non-employees) and the LIFO provision, as well as adjustments for items that do not reflect the ongoing operating activities of the Company and costs associated with the closing of operational locations. Pursuant to the approved terms of the 2021 AIP, the Committee retains discretion to adjust for extraordinary items not reflective of the Company’s ongoing operating activities. Accordingly, the Company adjusted for consulting fees related to the supply chain transformation initiative and unrelated legacy product claim reserves.

•	Adjusted net sales represents the Company’s reported net sales adjusted for the impacts of fluctuating fuel prices within the Company’s retail fuel centers.

The formula for determining NEO payouts under the 2021 AIP is as follows:

•	Each participating NEO has a target opportunity, which equals a set percentage of his or her base pay earned within the fiscal year;

56	2022 Proxy Statement

Executive Compensation

•	Each participating NEO’s target opportunity is tied to corporate financial metrics; and

•	Performance against the pre-established threshold to maximum goals is calculated to determine what percentage of the opportunity is earned.

The 2021 AIP payout percentage earned was determined as follows:

Name	Adjusted Net Sales (in thousands)	Percentage of Targeted Adjusted Net Sales Achieved for 2021	Percent of Target Annual Incentive Award Paid* (net sales)	Adjusted Consolidated EBITDA (in thousands)	Percentage of Targeted Consolidated EBITDA Achieved for 2021	Percent of Target Annual Incentive Award Paid* (EBITDA)	Percent of Target Annual Incentive Award Paid* (consolidated)
Threshold	$ 8,515,592	95.0%	20.0%	$192,495	93.9%	25.0%	23.5%
Target***	8,963,781	100.0%	100.0%	205,000	100.0%	100.0%	100.0%
Maximum	9,411,970	105.0%	200.0%	221,605	108.1%	200.0%	200.0%
Actual**	8,909,138**	99.4%	90.2%	221,423	108.0%	198.9%	166.3%

*	The threshold, target, and maximum annual incentive award for each named executive officer is reported in the 2021 Grants of Plan-Based Awards Table in this proxy statement. The percentage of target annual incentive award paid is interpolated for actual achievement between the threshold and maximum performance levels identified above.
**	Company’s actual performance is presented after adjustments as approved by the Compensation Committee under the terms of the Annual Incentive Plan document.
***	The targets for fiscal year 2021 were set below fiscal year 2020’s actual results as the Company’s fiscal year 2020 included 53 weeks compared to fiscal year 2021’s 52 weeks. Additionally, the Company expected normalization of revenue and profitability in fiscal year 2021 relative to fiscal year 2020’s COVID-19 pandemic driven results.

The following table shows the target opportunity, payout percentage based on the results reported in the table above and the amount earned under the 2021 AIP for each named executive officer:

Name	Target AIP Payout (% of Base Salary)	2021 Payout Percentage Earned	2021 Payout[1]
Mr. Sarsam	125%	166.3%	$ 1,788,924
Mr. Monaco	75%	166.3%	489,991
Mr. Shamber	70%	166.3%	179,235
Ms. Mahoney	60%	166.3%	421,809
Ms. Trupiano	60%	166.3%	448,933
Mr. Dar	50%	166.3%	350,141
Mr. Swanson	60%	166.3%	385,688

(1)	The 2021 payouts for Mr. Monaco, Mr. Shamber, and Ms. Mahoney were prorated to reflect their periods of service in 2021.

3.	Long-Term Incentive Awards

Each executive officer is provided a long-term incentive award opportunity that consists of a mix of 50% performance cash and 50% restricted stock. The Company chose this long-term incentive mix to deliver a significant component in equity to align the interests of the recipients with the stockholders; with the remaining component delivered in performance-based cash in order to manage share usage while still delivering a long-term performance-based award. The amounts of LTI awards are determined annually by the Compensation Committee after an executive compensation benchmark study is conducted by the compensation consultant and recommendations are made by the CEO for adjustments to his direct reports. The Compensation Committee and Board set the compensation level of the CEO annually after a benchmarking study is performed by the Committee’s consultant and annual performance review is conducted.

2022 Proxy Statement	57

Executive Compensation

Long-Term Performance Cash Incentive Awards. When designing the 2021 LTIP plan, the Committee first evaluated whether to continue the existing LTIP design in light of current business conditions. The Committee considered whether the metrics were aligned with the current state of the business, especially considering that the food distribution and retail sectors have experienced significant disruption over the past few years. Evaluating the metrics, the Company determined to include a two-year cumulative EBITDA metric and a return on invested capital “ROIC” metric. These metrics were chosen because they are aligned with the Company’s long-term strategic plan and the Company wants to incentivize both profitability and efficient utilization of invested capital.

Prior LTIP plans utilized a three-year performance period for the long-term performance cash incentive award. For the 2021 performance cash grant, the Committee approved a two-year performance period in recognition of ongoing challenges with multi-year goal setting due to the uncertainty created by the pandemic. The 2021 grant includes an additional 12 month vesting period after the two year performance period before a payout will be made (i.e., three-year total vesting period consistent with prior LTIP plans). In March 2021, each named executive officer was granted an opportunity to earn a long-term performance cash incentive award under the 2021 LTIP. Mr. Monaco’s 2021 LTIP award was pro-rated based on when he joined the Company in March 2021. Under the 2021 LTIP, each award is based on two metrics:

•	Adjusted Earnings Before Interest, Taxes, Depreciation, and Amortization (“Adjusted EBITDA”) — which we define as net earnings from continuing operations plus depreciation and amortization, and other non-cash items including share-based payments and the LIFO provision, as well as adjustments for unusual items that do not reflect the ongoing operating activities of the Company, costs associated with the closing of operational locations, interest expense and the provision for income taxes to the extent deducted in the computation of net earnings.

•	Plan-Based Return on Invested Capital (“ROIC”) — a measure of the profitability and value-creating potential after taking into account the amount of initial capital invested.

The Compensation Committee utilized Adjusted EBTIDA as an element in both the Company’s AIP and LTIP. When designing the Company’s 2021 executive compensation program, the Compensation Committee evaluated a range of performance metrics for purposes of the Company’s incentive programs and considered input from management and the compensation consultant. Based on such review, the Compensation Committee determined that Adjusted EBITDA continues to be viewed as a core driver of the Company’s performance and stockholder value creation and should remain a component in both the AIP (measured over one year) and LTIP (measured over two years). In recognition of the Company’s use of Adjusted EBITDA in both the AIP and LTIP, the Compensation Committee continued its historical practice of supplementing the primary performance measures under the AIP and LTIP with additional performance measures in order to strike an appropriate balance with respect to incentivizing top-line growth, profitability, and stockholder returns over both the short-term and long-term horizons.

The cash portion of the March 2021 award opportunity is based on the following:

Performance Measurement (For 2021 through Fiscal 2022)	Percentage of Long-Term Cash Incentive Award
Adjusted EBITDA	70%
ROIC	30%

58	2022 Proxy Statement

Executive Compensation

2021 LONG-TERM CASH AWARD

The maximum amount a participant can earn on the performance cash portion of the 2021 LTIP is determined by reference to the final-year performance target. There is the potential for an upside opportunity if the final year target performance is exceeded, with a maximum payout equal to 200% of the total target cash opportunity. The performance goals were designed at the time to be challenging but achievable with the coordinated, cross-functional focus and effort of the executives. The amount of each component of the long-term cash incentive award earned for the two-year performance period will be determined according to the following schedule (the percentage of target long-term cash incentive award paid is interpolated for actual achievement between the threshold and maximum performance levels identified in each table):

	Measurement
	Percentage of EBITDA and ROIC Achieved	Percent of Target Long- Term Cash Incentive Award Paid
Below Threshold	<90.0%	0%
Threshold	90.0%	10.0%
Target	100.0%	100.0%
Maximum	110%	200.0%

The potential values of the performance cash incentive award are set forth below:

	Adjusted EBITDA (70%)			ROIC (30%)			Target Long-Term Cash Incentive
Name	Threshold	Target	Max.	Threshold	Target	Max.	Award Value
Mr. Sarsam	$ 112,000	$ 1,120,000	$ 2,240,000	$ 48,000	$ 480,000	$ 960,000	$ 1,600,000
Mr. Monaco	22,691	226,911	453,821	9,725	97,247	194,495	324,158
Mr. Shamber	22,400	224,000	448,000	9,600	96,000	192,000	320,000
Ms. Mahoney	22,400	224,000	448,000	9,600	96,000	192,000	320,000
Ms. Trupiano	14,000	140,000	280,000	6,000	60,000	120,000	200,000
Mr. Dar	12,250	122,500	245,000	5,250	52,500	105,000	175,000
Mr. Swanson	8,750	87,500	175,000	3,750	37,500	75,000	125,000

The following table shows the status of all outstanding performance incentive cash awards as of January 1, 2022 under the long-term cash incentive program:

Award Date	Performance Measure	Performance Period	Actual Performance as % of Target(1)	Actual Performance (Adj. EBITDA in thousands)	Payout Earned	Payout Due
March 2, 2021	ROIC Adj. EBITDA	FYE 12/31/22 FYE 12/31/22	TBD TBD	TBD TBD	TBD TBD	After fiscal 2023
May 20, 2020	Adj. EPS ROIC	FYE 12/31/22 FYE 12/31/22	TBD TBD	TBD TBD	TBD TBD	After fiscal 2022
	Adj. EBITDA	FYE 12/31/22	TBD	TBD	TBD
March 1, 2019	Adj. EPS	FYE 01/01/22	86.0%	$ 1.86%	37.2%
	ROIC	FYE 01/01/22	92.4%	5.66%	14.4%	After fiscal 2021
	Adj. EBITDA	FYE 01/01/22	92.4%	$ 221,423	62.0%

(1)	Company’s actual performance is approved by the Board under the terms of the Executive Cash Incentive Plan of 2015.

2022 Proxy Statement	59

Executive Compensation

Restricted Stock Awards. In March 2021, grants of restricted stock were awarded to the named executive officers, which vest in equal annual installments over three years beginning on the first anniversary of the date of grant, subject to the NEO’s continued service or upon their eligible retirement. The table below represents March 2021 grant.

	Shares of Restricted Stock Granted (#)	Restricted Stock Grant Value
Mr. Sarsam	86,721	$ 1,687,591
Mr. Monaco	13,596	274,095
Mr. Shamber	16,938	314,539
Ms. Mahoney	17,346	322,115
Ms. Trupiano	10,842	201,336
Mr. Dar	9,486	176,155
Mr. Swanson	6,777	125,849

4.	Retention Awards

Mr. Shamber, Ms. Mahoney, Ms. Trupiano, Mr. Dar, and Mr. Swanson received bonuses in 2021 related to their retention through the CEO transition time period. Following the separation of the former CEO, David Staples, and during the interim CEO period completed by Dennis Eidson, the Board determined that it was appropriate to award a retention bonus to selected key executives whose continued service was particularly important to the operations of the Company. The retention period began August 9, 2019 and expired on February 9, 2021. These executives served during the retention period and were awarded retention bonuses in February 2021. The award levels were set by the Compensation Committee based on their evaluation of current compensation levels and the need to continue business operations in the absence of a permanent CEO.

Retention Bonus
Mr. Shamber	$ 200,000
Ms. Mahoney	300,000
Ms. Trupiano	300,000
Mr. Dar	250,000
Mr. Swanson	150,000

STOCK OWNERSHIP GUIDELINES

The Board has established stock ownership guidelines for corporate officers. These guidelines are designed to help ensure that officers share downside risk and upside potential with other shareholders. Our executive officers are expected to achieve and maintain a level of stock ownership having a value that is approximately equal to or greater than a percentage of the executive’s annual base salary. Executive officers have restrictions on the amount they can sell if ownership requirements are not met. The percentages are as follows:

Position	Percentage of Base Salary
Chief Executive Officer	500%
Executive Vice Presidents	300%
Senior Vice Presidents	200%
Vice Presidents; Regional and Divisional Vice Presidents	100%

60	2022 Proxy Statement

Executive Compensation

Until the specified level of ownership is achieved, in any calendar year an executive is permitted to sell no more than 50% of the shares that vest (net of taxes) under the Company’s stock incentive plans in that calendar year. As of January 1, 2022, all the Company’s named executive officers had achieved the target ownership level or were making satisfactory progress toward the target levels and in compliance with the Company’s stock ownership policy.

Clawback Policy

The Company maintains a clawback policy providing that under certain circumstances, the Company may recover incentive compensation paid to any current or former Associate holding a position of Vice President or a more senior position. The compensation is recoverable if: (a) there is a restatement of all or a portion of the Company’s financial statements due to material non-compliance with financial reporting requirements, (b) the incentive compensation was based on materially inaccurate financial statements or performance metrics, or (c) the Associate engaged in ethical misconduct, serious wrongdoing, or violation of applicable legal or regulatory requirements. The Company may recover any incentive compensation paid within the three years prior to the applicable event or conduct.

Personal Benefits and Perquisites

Perquisites play a minor role in the Company’s compensation program. The Company has retained a firm to provide tax and financial planning services for its named executive officers, and executives are provided with an annual physical examination. Mr. Sarsam and Mr. Monaco were provided with the Company’s customary relocation benefit offered to executives. Occasionally, an executive's spouse or other guests may accompany the executive on corporate aircraft when the aircraft is already scheduled for business purposes, including Company events where spouses or other guests are invited, and the aircraft can accommodate additional passengers. In those cases, there is no additional aggregate incremental cost to the Company and, as a result, no amount is reflected in the “2021 Summary Compensation Table” for such travel.

Risk Considerations

The Compensation Committee does not believe our compensation program encourages excessive or inappropriate risk taking for the following reasons:

•	we structure our pay to consist of both fixed compensation and variable compensation;

•	we cap our cash incentive opportunities;

•	equity awards generally vest over three years, creating incentives for long-term growth;

•	the Company may recover incentive-based compensation under the Company’s clawback policy; and

•	we have stock ownership requirements to incentivize long-term sustainable growth.

Severance and Change in Control Payments

SpartanNash believes that severance payments upon certain terminations of employment benefit the Company and the shareholders by allowing executives to remain focused during uncertain times while also obtaining restrictive covenants for the benefit of the Company. SpartanNash also believes that benefits payable upon a “double-trigger” of both a Qualifying Termination of employment and a change in control benefit the Company and the shareholders by motivating and encouraging each executive to be receptive to potential strategic transactions that are in the best interest of shareholders, even if the executive faces potential job loss, and by motivating the executives in the period leading up to a potential change in control. All equity awards are issued with a “double trigger” vesting provision. To accomplish these goals, SpartanNash has entered into an employment agreement with executive officers, including each named executive officer.

The severance benefits set forth in the new employment agreements include that, upon the occurrence of a Qualifying Termination before or after a Change in Control Protection Period, the relevant executive officer will be entitled to receive (i) a lump sum payment equal to a multiple of his or her base salary and target AIP for the year of termination (two times in the case of Mr. Sarsam and one and one half times in the case of Mr. Monaco, Ms. Trupiano, Mr. Dar and Mr. Swanson), (ii) a pro-rata annual portion of the executive officer’s AIP for the year of termination based upon achievement of applicable performance goals, (iii) reimbursement of any COBRA premiums (less the amount paid by the executive officer during employment) for the same coverage period equal to the executive officer’s severance multiple and (iv) any accrued compensation or benefits.

2022 Proxy Statement	61

Executive Compensation

In the event of a Qualifying Termination during a Change in Control Protection Period, (i) the lump sum base salary and target bonus payment will be equal to an increased multiple (two and one half times in the case of Mr. Sarsam and two times in the case of Mr. Monaco, Ms. Trupiano, Mr. Dar and Mr. Swanson), (ii) the COBRA reimbursement period will increase by the same coverage period as such executive officer’s severance multiple and (iii) the executive officer will be entitled to receive continued life insurance coverage for the shorter of twenty-four months post-termination or until the executive officer receives a substantially equal benefit from a new employer, plus the other payments and benefits identified in sections (ii) and (iv) in the immediately preceding paragraph.

Under the terms of our equity-based compensation plans and our executive employment agreements, the named executive officers are entitled to payments and benefits upon the occurrence of specified events including termination of employment and upon a change in control of the Company. The specific terms of these arrangements and an estimate of the compensation that would have been payable had they been triggered as of year-end are described in detail in the section of this Proxy Statement entitled “Potential Payments Upon Termination or Change in Control.” The terms and conditions of these arrangements are the result of arms-length negotiations between the Company and the Company’s executive officers and reflect input from the Committee’s independent compensation consultant and a review of market data.

The termination of employment provisions of the executive employment agreement are intended, in part, to address retention concerns by providing these individuals with a certain amount of compensation that would offset the potential disincentive to support an effort that would result in a change in control of the Company that could threaten the executive’s job.

Hiring of Jason Monaco

On March 22, 2021, Mr. Monaco was hired as the Company’s Executive Vice President and Chief Financial Officer. In determining Mr. Monaco’s new hire compensation, the Compensation Committee considered the Company’s prior compensation practices as well as the benchmarking data from the Peer Group Companies. Based on such review, the Compensation Committee approved an initial annual base salary of $500,000, a signing bonus of $55,000, and a target annual incentive award for 2021 equal to 75% of his base salary, with his bonus to be based upon his eligible earnings during fiscal year 2021. Mr. Monaco’s initial target long-term incentive opportunity was set at $725,000, pro-rated for the period from his date of hire through the end of fiscal year 2021. Mr. Monaco also received an initial restricted stock award with an intended grant date value of $500,000, vesting in equal annual installments over a four-year period from the date of grant. As an inducement for Mr. Monaco to relocate to the Company’s headquarters, Mr. Monaco also received relocation assistance. The cash sign-on bonus and relocation assistance will be required to be paid back if Mr. Monaco does not remain employed with the Company for at least 12 months.

Separations of Mr. Shamber and Ms. Mahoney

In connection with the hiring of Mr. Monaco, the Company and Mr. Shamber entered into a separation agreement. Pursuant to the separation agreement, Mr. Shamber remained with the Company until April 30, 2021 for a transition period. Following the transition period, Mr. Shamber received a severance package that included a $549,000 lump sum payment, a prorated portion of the 2021 AIP payout representing $179,235, 52 weeks of COBRA reimbursement for health benefit coverage and six months of outplacement assistance.

On August 23, 2021, the Company and Kathleen M. Mahoney, the Company’s Executive Vice President, Chief Legal Officer and Secretary, entered into a separation agreement providing the terms of her retirement. Ms. Mahoney’s employment continued until a replacement Chief Legal Officer began employment and Ms. Mahoney’s retirement was effective on November 15, 2021.

The separation agreement provides Ms. Mahoney with all available retirement benefits as described in the Company’s applicable benefit plans and award agreements. Ms. Mahoney will remain eligible to receive previously granted performance cash incentives, prorated for the period ending on her separation date, and continued vesting of restricted stock awards and related dividends. In addition, as an inducement for Ms. Maloney to remain with the Company until her successor was appointed and subject to

62	2022 Proxy Statement

Executive Compensation

her compliance with the terms of her agreement, Ms. Mahoney received a $300,000 retention bonus, financial planning assistance for six months past her retirement date, relocation assistance of $13,880, and outplacement services totaling $214,500. The Company has also waived certain twelve-month non-competition restrictions in Ms. Mahoney’s Employment Agreement and Post-Employment Competition Agreement. Ms. Mahoney’s agreement also contains customary provisions associated with an executive’s separation, including a waiver and release of claims against the Company, confidentiality and cooperation obligations.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the information provided under the heading “Compensation Discussion and Analysis.” Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in SpartanNash’s annual report on Form 10-K and this proxy statement.

Respectfully submitted,
Yvonne R. Jackson, Chair
Matthew Mannelly
William R. Voss

The information contained in the “Compensation Committee Report” is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by the Company under the Securities Exchange Act of 1934 or the Securities Act of 1933 unless and only to the extent that the Company specifically incorporates it by reference.

2022 Proxy Statement	63

Executive Compensation

2021 SUMMARY COMPENSATION TABLE

The following table shows certain information concerning the compensation earned by each person who served in the capacity of the Chief Executive Officer and the Chief Financial Officer, each of the Company’s three most highly compensated executive officers other than the Chief Executive Officer or Chief Financial Officer who were serving as executive officers as of the end of 2021, and one individual for whom disclosure would have been required but her employment terminated prior to the end of the fiscal year (the officers identified in the table below are referenced in this Proxy Statement as the “named executive officers”).

Name and Principal Position	Year	Salary	Bonus(1)	Stock Awards(2)	Non-Equity Incentive Plan Compensation(3)	All Other Compensation(4)	Total

Tony Sarsam President and CEO	2021	$859,615	$—	$1,687,591	$1,788,924	$334,342	$4,670,472
	2020	245,192	—	386,444	612,981	276	1,244,893

Jason Monaco	2021	384,615	55,000	778,095	489,991	312,364	2,020,065
EVP and CFO

Mark Shamber	2021	164,423	200,000	314,539	179,235	573,523	1,431,720
Former EVP
and CFO	2020	481,250	—	312,208	739,930	28,586	1,561,974

	2019	460,000	—	303,670	152,950	36,745	953,365

Kathleen M.	2021	431,069	600,000	322,115	552,796	332,559	2,238,539
Mahoney
Former EVP and CLO	2020	481,250	—	319,738	628,572	79,734	1,509,294

	2019	460,000	—	310,898	121,440	89,779	982,117

Yvonne Trupiano	2021	449,692	300,000	201,336	513,199	60,592	1,524,819
EVP and CHRO
	2020	440,769	—	199,868	553,023	47,554	1,241,214

	2019	400,000	—	146,709	114,000	52,709	713,418

Arif Dar	2021	420,885	250,000	176,155	424,621	64,789	1,336,450
SVP and CIO

Thomas Swanson	2021	386,154	150,000	125,849	423,992	33,900	1,119,895
EVP and General Manager, Corporate Retail

(1)	Mr. Shamber, Ms. Mahoney, Ms. Trupiano, Mr. Dar, and Mr. Swanson received retention bonuses in 2021 related to their retention through the CEO transition time period. In addition, Ms. Mahoney received a retention bonus in 2021 related to her continued employment through the date a new Chief Legal Officer was hired. Lastly, Mr. Monaco received a new hire signing bonus.

(2)	These amounts represent the grant date fair value of restricted stock awards determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC 718”), based on the number of shares granted and the closing stock price on the date of grant.

64	2022 Proxy Statement

Executive Compensation

(3)	The following table provides details regarding the non-equity incentive compensation earned by each named executive officer in 2021:

Name	Annual Cash Incentive Award Earned	Adj. EPS Portion of Long-Term Incentive Award Earned	ROIC Portion of Long-Term Incentive Award Earned	Adj. EBITDA Portion of Long-Term Incentive Award Earned	Total
Mr. Sarsam	$1,788,924	$—	$—	$—	$1,788,924
Mr. Monaco	489,991	—	—	—	489,991
Mr. Shamber	179,235	—	—	—	179,235
Ms. Mahoney	421,809	45,796	8,864	76,327	552,796
Ms. Trupiano	448,933	22,469	4,349	37,448	513,199
Mr. Dar	350,141	26,040	5,040	43,400	424,621
Mr. Swanson	385,688	13,392	2,592	22,320	423,992

(4)	“All Other Compensation” includes the value of Company matching contributions to each executive’s qualified and non-qualified retirement plans, dividends on unvested restricted stock awards, termination payments, perquisites, and Company paid life insurance premiums (a benefit that is generally available to the Company’s salaried Associates). The following table provides details regarding all other compensation paid to named executive officers for 2021:

Name	Qualified Savings Plan Match	Nonqualified Savings Plan Match	Dividends on Unvested Stock	Insurance Premiums	Financial Planning & Health Screening	Vacation Payout, Severance		Relocation(c)	Relocation Tax Gross Up	Outplacement Services(d)	Total
Mr. Sarsam	$2,615	$—	$1,074	$778	$19,697	$—		$237,893	$72,285	$—	$334,342
Mr. Monaco	4,615	—	—	432	7,932	—		198,580	100,805	—	312,364
Mr. Shamber	11,568	—	2,542	136	—	559,277	(a)	—	—	—	573,523
Ms. Mahoney	11,600	—	13,634	351	22,286	56,308	(b)	7,051	6,829	214,500	332,559
Ms. Trupiano	11,600	23,911	6,800	391	17,890	—		—	—	—	60,592
Mr. Dar	11,600	29,655	5,279	365	17,890	—		—	—	—	64,789
Mr. Swanson	11,529	16,744	3,790	337	1,500	—		—	—	—	33,900

(a)	Payment consists of severance of $549,000 and accrued vacation of $10,277 for Mr. Shamber.

(b)	Payments consist of accrued vacation of $56,308 for Ms. Mahoney.

(c)	In accordance with the terms of Mr. Sarsam’s and Mr. Monaco’s hiring, as well as Ms. Mahoney’s retirement, these executive officers were provided with the relocation benefits noted above. The relocation benefits were valued on the basis of the amount paid to the service provider or reimbursed to the NEO, as applicable. Mr. Sarsam’s relocation benefits included $146,903 of closing costs, $51,750 of moving costs, and $30,600 of temporary housing costs. Mr. Monaco’s relocation benefits included $71,217 of closing costs, $41,667 allowance equal to one month base salary to cover miscellaneous relocation costs, and $41,394 of moving costs.

(d)	In accordance with the terms of Ms. Mahoney’s separation, retention, and release agreement she was provided with outplacement services not to exceed $240,000.

2022 Proxy Statement	65

Executive Compensation

2021 GRANTS OF PLAN-BASED AWARDS

The following table provides information concerning each grant of an award made to the named executive officers in 2021.

				Estimated Possible or Future Payouts Under Non-Equity Incentive Plan Awards(2)
Name	Award Type(1)	Approval Date	Grant Date	Threshold	Target	Maximum	All Other Stock Awards: Number of Shares of Stock	Grant Date Fair Value of Stock Awards(3)
Tony Sarsam	AIP	3/3/21	3/3/21	$252,512	$1,074,519	$2,149,039
	LTIP	3/3/21	3/3/21	160,000	1,600,000	3,200,000
	Equity	3/3/21	3/3/21				86,721	1,687,591
Jason	AIP	3/2/21	3/2/21	67,788	288,462	576,923
Monaco	LTIP	3/2/21	3/2/21	32,416	324,158	648,316
	Equity (Sign-on)	3/2/21	3/22/21				25,000	504,000
	Equity (Annual)	3/2/21	3/22/21				13,596	274,095
Mark	AIP	3/2/21	3/2/21	27,048	115,096	230,192
Shamber	LTIP	3/2/21	3/2/21	32,000	320,000	640,000
	Equity	3/2/21	3/2/21				16,938	314,539
Kathleen M.	AIP	3/2/21	3/2/21	60,781	258,642	517,283
Mahoney	LTIP	3/2/21	3/2/21	32,000	320,000	640,000
	Equity	3/2/21	3/2/21				17,346	322,115
Yvonne	AIP	3/2/21	3/2/21	63,407	269,815	539,631
Trupiano	LTIP	3/2/21	3/2/21	20,000	200,000	400,000
	Equity	3/2/21	3/2/21				10,842	201,336
Arif Dar	AIP	3/2/21	3/2/21	49,454	210,442	420,885
	LTIP	3/2/21	3/2/21	17,500	175,000	350,000
	Equity	3/2/21	3/2/21				9,486	176,155
Thomas Swanson	AIP	3/2/21	3/2/21	54,448	231,692	463,385
	LTIP	3/2/21	3/2/21	12,500	125,000	250,000
	Equity	3/2/21	3/2/21				6,777	125,849

(1)	“AIP” denotes an annual cash incentive award under the 2015 Executive Cash Incentive Plan. “LTIP” denotes a long-term incentive award under the 2015 Executive Cash Incentive Plan. “Equity” denotes an award of restricted stock that was made pursuant to the 2020 Stock Incentive Plan.

(2)	The amounts reported in these rows represent the possible threshold, target, and maximum awards that could have been earned by each named executive officer for the annual cash incentive award (AIP) and that can be earned for the long-term incentive award opportunities (LTIP) under the Executive Plan. For details regarding how these amounts are determined, see the “Compensation Discussion and Analysis” section of this proxy statement.

(3)	Amounts reported represent the aggregate grant date fair value determined in accordance with ASC 718, based on the number of shares granted and the Company’s closing stock price on the date of grant.

66	2022 Proxy Statement

Executive Compensation

Discussion of Summary Compensation and Plan-Based Awards Tables

Employment Agreements. Each current executive officer has an employment agreement with the Company providing for employment for an indefinite period of time until termination of employment. Employment terminates automatically in the event of death, and the Company may terminate the executive’s employment for cause or for disability if he or she is no longer able to perform the essential functions of the position.

Non-Equity Incentive Plan Awards. For 2021, each named executive officer was granted the opportunity to earn cash incentive compensation on an annual basis, and a long-term incentive award to be earned based on performance over two years and continued service over three years.

The Executive Plan is a non-equity incentive compensation plan that is designed to motivate executive officers and other participants who are positioned to make substantial contributions toward the achievement of goals established under the plan. The plan’s objectives include:

•	motivating participants to achieve SpartanNash’s annual financial and business objectives;

•	providing a competitive incentive compensation opportunity; and

•	creating linkage between participant contributions and SpartanNash’s business and financial objectives.

Restricted Stock. All shares of restricted stock were awarded to NEOs pursuant to the Stock Incentive Plan of 2020. Awards under SpartanNash’s equity compensation plans are designed to:

•	align executive and shareholder interests;

•	reward executives and other key Associates for building shareholder value; and

•	encourage long-term investment in SpartanNash.

The shares of restricted stock granted in 2021 vest in three equal yearly increments, except for Mr. Monaco’s sign-on restricted stock grant in connection with his hiring, which vest in four equal yearly increments. If the employment of an executive officer is terminated for any reason other than death, disability, or retirement, then all unvested shares of restricted stock are forfeited unless the Compensation Committee exercises its discretion to waive any remaining restrictions. If an executive officer dies or becomes disabled then all outstanding shares of restricted stock will vest automatically. In the event of retirement, the outstanding shares will continue to vest, provided that the executive continues to comply with the noncompetition covenants applicable to the award. For information regarding accelerated vesting of restricted stock upon termination or a change-in-control of the Company, please see the section entitled “Potential Payments Upon Termination or Change-in-Control.”

Dividends. Executives receive any dividends paid on unvested restricted shares at the rate dividends are paid on common stock for awards made under the 2015 Stock Incentive Plan. For awards made under the 2020 Stock Incentive Plan, cash dividends will not be paid on unvested equity awards, but participants earn dividend equivalents that vest at the same time as the underlying shares.

2022 Proxy Statement	67

Executive Compensation

2021 OUTSTANDING EQUITY AWARDS AT YEAR-END

The following table provides information concerning restricted stock awards that have not vested for each named executive officer outstanding as of January 1, 2022. As of January 1, 2022, none of our NEOs held any stock options or other outstanding equity awards.

	Stock Awards
Name	Number of Shares or Units that have not Vested(2)	Market Value of Shares or Units that have not Vested(1)
Tony Sarsam	103,455	$ 2,665,001
Jason Monaco	38,596	994,233
Mark Shamber	—	—
Kathleen M. Mahoney	41,758	1,075,686
Yvonne Trupiano	24,080	620,301
Arif Dar	20,230	521,125
Thomas Swanson	13,883	357,626

(1)	The market value reflected in this column is based on a closing market price of $25.76 on December 31, 2021 (the last trading day of fiscal year 2021) as reported by Nasdaq.

(2)	The following table sets forth the vesting dates for unvested awards to each named executive officer as of January 1, 2022:

Vesting Schedule for Shares of Restricted Stock

Vesting Date	Tony B. Sarsam	Jason Monaco	Mark Shamber	Kathleen M. Mahoney	Yvonne Trupiano	Arif Dar	Thomas Swanson
3/1/22	5,578	4,532	—	12,723	6,577	4,350	3,584
3/4/22	28,907	—	—	5,782	3,614	3,162	2,259
3/22/22	—	6,250	—	—	—	—	—
3/1/23	34,485	4,532	—	13,734	7,939	7,512	4,613
3/22/23	—	6,250	—	—	—	—	—
3/1/24	34,485	4,532	—	9,519	5,950	5,206	3,427
3/22/24	—	6,250	—	—	—	—	—
3/22/25	—	6,250	—	—	—	—	—

68	2022 Proxy Statement

Executive Compensation

2021 OPTION EXERCISES AND STOCK VESTED

The following table provides information concerning vesting of restricted stock during the last completed fiscal year for each of the named executive officers on an aggregated basis. No stock options were exercised in 2021 or outstanding at fiscal year-end for any of the named executive officers.

	Stock Awards
Name	Number of Shares Acquired on Vesting	Value Realized on Vesting(1)
Tony Sarsam	5,578	$ 102,914
Jason Monaco	—	—
Mark Shamber	8,590	158,486
Kathleen M. Mahoney	15,067	287,458
Yvonne Trupiano	7,562	144,354
Arif Dar	4,350	84,489
Thomas Swanson	4,175	79,447

(1)	The dollar values reported in this column are calculated using the closing price of the stock on the date of vesting, or if the vesting date is not a day on which Nasdaq is open for trading, then the closing price on the most recent preceding trading day.

QUALIFIED DEFINED CONTRIBUTION RETIREMENT PLAN

The Company maintains the Savings Plus Plan, a qualified 401(k) defined contribution retirement plan that is generally open to all of the Company’s non-union Associates. Our named executive officers are eligible to participate in the Savings Plus Plan, subject to wage and contribution limits imposed by the Internal Revenue Code.

The Savings Plus Plan allows for 100% matching contributions by the Company on the first 3% of salary and 50% matching contributions on the next 2% of salary. Matching contributions made prior to 2019 are subject to a vesting schedule for Associates with less than five years of service. The Savings Plus Plan also includes a discretionary profit-sharing contribution for eligible participants. The Company did not make any profit-sharing contribution for 2021.

NON-QUALIFIED DEFERRED COMPENSATION

SpartanNash maintains a non-qualified deferred compensation plan, the Supplemental Executive Savings Plan (“SESP”), which is a non-qualified deferred compensation plan for SpartanNash’s officers and certain other Associates.

The purpose of the SESP is to provide officers with the benefits that they are otherwise denied under the Company’s qualified savings plan, the Savings Plus Plan, due to the annual dollar limit on compensation and other limitations of the Internal Revenue Code, which are referred to collectively as the “statutory limits.” Participants in the SESP may defer up to 50% of base salary and up to 100% of any bonuses under the plan. This opportunity is in addition to a participant’s savings opportunity under the Savings Plus Plan (subject to the statutory limits). Participants in the SESP are entitled to a Company-matching contribution that mirrors the matching contribution by the Company up to 5% of salary under the Savings Plus Plan, except the statutory limits do not apply.

The SESP provides participants with various investment alternatives, consisting primarily of mutual funds. The investments are only hypothetical investments, also referred to as phantom investments. The investment results for a participant are determined as if the contributions had actually been invested in the selected investment fund during the relevant time period.

Participants make a distribution election at time of annual enrollment into the SESP. Distributions include a lump sum payment or annual installment distribution of up to 10 years. Participants can also elect to commence distributions at time of separation of employment or to defer distributions to a specific year in the future.

2022 Proxy Statement	69

Executive Compensation

The following table provides certain information regarding participation of the named executive officers in our non-qualified deferred compensation plans.

2021 NON-QUALIFIED DEFERRED COMPENSATION

Name	Executive Contributions In Last FY(1)	Registrant Contributions In Last FY(2)	Aggregate Earnings In Last FY	Aggregate Withdrawals/ Distributions	Aggregate Balance At Last FYE(3)
Tony B. Sarsam	$—	$—	$—	$—	$—
Jason Monaco	—	—	—	—	—
Mark Shamber	21,375	—	3,287	3,134	19,392
Kathleen M. Mahoney	63,897	—	37,993	—	373,585
Yvonne Trupiano	17,992	23,911	23,672	—	200,003
Arif Dar	71,648	29,655	9,279	—	144,618
Thomas Swanson	3,863	16,744	2,979	—	67,805

(1)	All of the amounts in this column are also reported as either “Salary” or “Non-Equity Incentive Plan Awards” in the 2021 Summary Compensation Table of this proxy statement.

(2)	All of the amounts in this column are also reported as “All Other Compensation” in the 2021 Summary Compensation Table of this proxy statement.

(3)	The aggregate balance at last year-end shown in this column includes Company contributions in prior years which were reported as “All Other Compensation” on the Summary Compensation Table for the applicable year. Company contributions in prior years that have previously been reported for each named executive officer are as follows: $2,069 for Mr. Shamber; $80,567 for Ms. Mahoney; $30,369 for Ms. Trupiano; $8,088 for Mr. Dar; and $11,112 for Mr. Swanson.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

Executive Employment Agreement

Each of SpartanNash’s executive officers has an employment agreement with SpartanNash providing that if the officer’s employment is terminated by SpartanNash other than due to death, disability or cause (as defined in the employment agreement), or if the employment is terminated by the officer for good reason (as defined in the employment agreement), the officer will receive the payments and benefits described and quantified in the table below.

Officers who are eligible for severance pay must meet certain conditions to receive the payments, including execution of a release of certain employment-related claims and compliance with the post-employment confidentiality and non-competition provisions of the employment agreement. If the officer’s employment with SpartanNash terminates for reasons other than a nonqualifying termination during the two-year period following a change in control of SpartanNash, then the officer will receive the payments and benefits described and quantified in the table below. The agreements with current executive officers include a “best net” provision, providing that severance benefits will be reduced to avoid any excise taxes, or paid in full subject to the executive paying the applicable excise taxes, whichever results in the higher payment to the executive on an after-tax basis.

70	2022 Proxy Statement

Executive Compensation

The term “change in control” is defined in the executive severance agreements generally as (1) the acquisition by any person or group of 20% or more of the outstanding common stock or voting power of SpartanNash, (2) the majority of the Board being comprised of persons other than the current members of the Board or their successors whose nominations were approved by at least two-thirds of the Board, or (3) the effective time of certain mergers, reorganizations, consolidations, plans of dissolution or sales of substantially all of SpartanNash’s assets.

The Company believes that the Executive Employment Agreements and Executive Severance Agreements help retain our executives and keep them focused on implementing our strategic plan during a time of increased competition, consolidation, and uncertainty in our industry. The agreements benefit the Company by enabling executives to remain focused on the business of the Company in uncertain times without the distraction of potential job loss.

The following table summarizes the potential payments and benefits payable to each named executive officer upon termination for the reasons set forth below. For executives other than Ms. Mahoney and Mr. Shamber, the disclosure assumes that the triggering event took place on January 1, 2022 (and that no change in control took place before the triggering event). Mr. Shamber’s employment terminated on April 30, 2021. Mr. Shamber received a severance package that included a $549,000 lump sum payment, a prorated portion of the Company’s 2021 Annual Incentive Plan payout representing $179,235, accrued yet unused vacation of $10,277, 52 weeks of COBRA reimbursement for health benefit coverage (estimated value of $21,168) and six months of outplacement assistance (estimated value of $25,000).

Ms. Mahoney’s employment terminated on November 15, 2021. The separation agreement provided Ms. Mahoney with all available retirement benefits as described in the Company’s applicable benefit plans and award agreements, which included the following: a prorated portion of the Company’s 2021 Annual Incentive Plan payout representing $421,809; a prorated portion of the Company’s 2019 LTIP cash incentive award representing $130,987; a prorated portion of the Company’s 2020 LTIP cash incentive award, which will be paid based on fiscal year’s 2022 financial performance and is estimated to have a value of $299,810; a prorated portion of the Company’s 2021 LTIP cash incentive award, which will be paid based on fiscal year’s 2022 financial performance and is estimated to have a value of $207,996; and continued vesting of restricted stock awards, which should she have not been retirement eligible would have resulted in forfeiture of 41,758 shares or $1,048,543 based on the closing stock price on November 15, 2021; and, accrued yet unused vacation of $56,308. In addition, Ms. Mahoney received a $300,000 retention bonus, financial planning assistance for six months past her retirement date (estimated value of $8,195), relocation assistance of $13,880, and outplacement services totaling $214,500.

Potential Payments Upon Termination Not in Connection
With a Change in Control

	Tony B. Sarsam	Jason Monaco	Yvonne Trupiano	Arif Dar	Thomas Swanson
Termination Other than for Death, Disability or Cause(1)(2)
Lump Sum Payment(3)	$4,050,000	$1,312,500	$1,084,800	$951,750	$936,000
Pro-Rata Annual Cash Incentive Award(4)	1,788,924	489,991	448,933	350,141	385,688
Health Coverage Reimbursement (COBRA)(5)	48,984	35,847	36,738	36,225	34,352
Other Compensation(6)	17,308	9,615	8,692	8,135	7,500
TOTAL	$5,905,216	$1,847,953	$1,579,163	$1,346,251	$1,363,539
Death or Disability
Restricted Stock Vesting(7)	2,665,001	994,233	620,301	521,125	357,626
Annual Cash Incentive Award(8)	1,788,924	489,991	448,933	350,141	385,688
Long-Term Cash Incentive Award(9)	2,193,961	208,010	410,073	377,061	229,577
TOTAL	$6,647,887	$1,692,234	$1,479,307	$1,248,327	$972,890

2022 Proxy Statement	71

Executive Compensation

(1)	Under the Employment Agreements, the Company will provide severance payments and benefits only if the named executive officer is terminated by the Company at will (i.e., not for death, disability, or “cause” as defined in the agreements), or if the executive terminates the employment for “good reason,” as defined in the Employment Agreements.
(2)	Any named executive officer who is terminated for cause (as defined in the Employment Agreements) will receive only salary and benefits accrued as of the date of termination.
(3)	The Company will pay the executive an amount equal to two times the following for Mr. Sarsam, or one and a half the sum of the following for all other named executive officers: the sum calculated by adding (i) the executive’s annual Base Salary in effect immediately prior to the date of termination plus (ii) the executive’s target AIP for the year of termination.
(4)	The Company shall pay the executive a prorated AIP for the year in which the executive’s termination of employment occurs. The prorated AIP shall be determined by multiplying the full year AIP that would otherwise have been payable to the executive, based upon the achievement of the applicable performance goals, as determined by the Board, by a fraction, the numerator of which is the number of days during which the executive was employed by the Company in the fiscal year in which the termination date occurs and the denominator of which is 365 (“Prorated Bonus”). Any earned amount of the annual cash incentive award was earned as of the end of 2021 (the date of the assumed triggering event) and is also included in the Non-Equity Incentive Compensation reported in the 2021 Summary Compensation Table.
(5)	The amounts would be paid as reimbursement by the Company to the executive for the COBRA continuation coverage premium necessary to continue the named executive officer’s then-current health, dental, vision, and prescription drug coverage (for the executive and any dependents) for a period of two years following termination for Mr. Sarsam or one and a half years following termination for all other named executive officers.
(6)	The Company shall pay any other amounts earned, accrued and owing but not yet paid and any benefits accrued and due under any applicable benefit plans and programs of the Company. The amounts included in the table above represent one week of accrued salary as of January 1, 2022.
(7)	Under the terms of the Company’s stock incentive plans, if a Plan participant becomes disabled or dies, then the participant will receive a pro-rata portion of any unvested restricted stock, but the plans also permit the Compensation Committee, in its sole discretion, to waive any restrictions remaining on any remaining shares of restricted stock before or after the death, retirement, or disability of the participant. Pursuant to its discretionary authority, the Compensation Committee has included in the terms and conditions of each grant of restricted stock to the named executive officers a provision for the automatic vesting of restricted stock upon the death or disability of the named executive officer. Under the terms of the Executive Plan and the Company’s equity incentive plans, an Associate is eligible for retirement after attaining age 65, or age 55 if the Associate has 10 years of service. The named executive officers are not eligible for retirement.
(8)	In the event of death, or disability before the completion of the performance period, the named executive officer will earn a pro-rata portion of the award based on the number of weeks of employment during the performance period. Any earned amount of the annual cash incentive award was earned as of the end of 2021 (the date of the assumed triggering event) and is also included in the Non-Equity Incentive Compensation reported in the 2021 Summary Compensation Table.
(9)	If a named executive officer dies or becomes disabled with 12 months or more remaining in the performance period, the target bonus will be paid on a pro-rata basis based on the length of employment during the performance period. If an officer dies or becomes disabled with 12 months or less remaining in the performance period, the payout, if any, will be paid based on actual performance results on a pro-rata basis based on the length of employment during the performance period. If an officer dies or becomes disabled after the performance period, any earned portion of the award will be paid. The amounts reported in the table are based on projected performance for fiscal 2022.

The following table summarizes the potential payments and benefits payable to each of SpartanNash’s named executive officers upon termination after a change in control of the Company, assuming that the change in control and termination took place on January 1, 2022.

Potential Payments Upon Termination in Connection
With a Change in Control

	Tony B. Sarsam	Jason Monaco	Yvonne Trupiano	Arif Dar	Thomas Swanson
Lump Sum Payment(1)	$5,062,500	$1,750,000	$1,446,400	$1,269,000	$1,248,000
Pro-Rata Annual Cash Incentive Award(2)	1,788,924	489,991	448,933	350,141	385,688
Long-Term Cash Incentive Award(3)	2,193,961	208,010	410,073	377,061	229,577
Acceleration of Restricted Stock(4)	2,665,001	994,233	620,301	521,125	357,626
Other Compensation(5)	17,308	9,615	8,692	8,135	7,500
Continued Benefits(6)	167,232	121,200	124,306	129,612	120,320
TOTAL	$11,894,926	$3,573,049	$3,058,705	$2,655,075	$2,348,710

(1)	The Company will pay the Executive an amount equal to two and half times the following for Mr. Sarsam, or two times the sum of the following for all other named executive officers: the sum calculated by adding (i) the Executive’s annual Base Salary in effect immediately prior to the date of termination plus (ii) the Executive’s target AIP for the year of termination.

(2)	The Company shall pay the Executive a prorated AIP for the year in which the Executive’s termination of employment occurs. The prorated AIP shall be determined by multiplying the full year AIP that would otherwise have been payable to the Executive, based upon the achievement of the applicable performance goals, as determined by the Board, by a fraction, the

72	2022 Proxy Statement

Executive Compensation

numerator of which is the number of days during which the Executive was employed by the Company in the fiscal year in which the termination date occurs and the denominator of which is 365 (“Prorated Bonus”). Any earned amount of the annual cash incentive award was earned as of the end of 2021 (the date of the assumed triggering event) and is also included in the Non-Equity Incentive Compensation reported in the 2021 Summary Compensation Table.

(3)	Under the terms set forth in the letter agreement governing each named executive officer’s long-term cash incentive award, upon a change in control of the Company during the performance period, the officer will earn a long-term cash incentive award equal to the greater of the target amount or the projected earned amount of the award based on the Company’s performance as of the date of the change in control, to be paid on a pro-rata basis for the length of employment during the performance period prior to the change in control. If a change in control follows the performance period, any earned but unvested portion of the award will be payable in full upon the earliest to occur of the termination of the officer’s employment for any reason, the applicable vesting date, or the date that is the 15th day of the third month following the change in control. The amounts reported in the table reflect projected performance for fiscal 2022.

(4)	Upon a qualifying termination following a change in control, the officer’s unvested shares of restricted stock will vest.

(5)	The Company shall pay any other amounts earned, accrued and owing but not yet paid and any benefits accrued and due under any applicable benefit plans and programs of the Company. The amounts included in the table above represent one week of accrued salary as of January 1, 2022.

(6)	Under the Executive Severance Agreements, each named executive officer will receive reimbursement for the following benefits (a) for 24 months (or 30 months for Mr. Sarsam), all health, dental, vision and prescription drug benefits for the officer and his or her family; (b) for 12 months, tax and financial planning benefits; and (c) for 24 months, Company funded life insurance coverage. The reimbursement amount also includes an amount necessary to eliminate the income tax cost to the named executive officer resulting from any conversion of such benefits from non-taxable employee benefits to taxable reimbursements.

CHANGE IN CONTROL TREATMENT

Under the terms of the long-term cash incentive programs, upon a change in control of SpartanNash before the end of the applicable performance period, with respect to participants employed on the effective date of the change in control, the long-term cash incentive program will be earned on a pro-rata basis for time served during the performance period at the greater of target or the projected payout level and will be paid no later than the 15th date of the third month following a change in control. If the performance period had concluded prior to the change in control, then any earned long-term cash incentive program award will be based on actual performance through the end of the performance period and payable in full upon the earliest to occur of the termination of employment for any reason, or a date selected by SpartanNash that is no later than the 15th day of the third month following the change in control. Assuming a change in control occurred as of January 1, 2022, our NEOs would be entitled to the following payments with respect to the 2019, 2020 and 2021 long-term cash incentive program awards: Mr. Sarsam, $2,193,961; Mr. Monaco, $208,010; Mr. Shamber, $0; Ms. Mahoney, $462,745; Ms. Trupiano, $410,073; Mr. Dar, $377,061 and Mr. Swanson, $229,577.

In addition, under our AIP, upon a change in control before the end of the fiscal year, Associates will earn an incentive payout equal to the greater of the target award or the projected award, to be paid no later than the 15th day of the third month following the change in control. Assuming a change in control occurred as of January 1, 2022, our NEOs would be entitled to the following payments with respect to the 2021 AIP: Mr. Sarsam, $1,788,924; Mr. Monaco, $489,991; Mr. Shamber, $179,235; Ms. Mahoney, $421,809; Ms. Trupiano, $448,933; Mr. Dar, $350,141 and Mr. Swanson, $385,688.

Under our equity plans, if an award agreement is not assumed by the surviving entity or otherwise equitably converted or substituted in connection with the change in control in a manner approved by the Committee or Board, the equity awards will immediately become fully vested and delivered to the Associate. Assuming a change in control occurred as of January 1, 2022 in which the equity awards were not assumed by the surviving entity, our NEOs would vest in their outstanding equity awards with an estimated value as follows: Mr. Sarsam, $2,665,001; Mr. Monaco, $994,233; Mr. Shamber, $0; Ms. Mahoney, $1,048,543; Ms. Trupiano, $620,301; Mr. Dar, $521,125 and Mr. Swanson, $357,626.

PAY RATIO DISCLOSURE

Our Chief Executive Officer to median employee pay ratio is calculated in accordance with SEC rules. We identified our median employee, excluding the Chief Executive Officer, as of January 2, 2021, by using total cash compensation as our consistently applied cash compensation measure.

2022 Proxy Statement	73

Executive Compensation

The median employee identified as of January 2, 2021, was no longer employed by the Company as of January 1, 2022. As permitted under the SEC executive compensation disclosure rules, we are electing to use another employee, whose 2020 compensation was substantially similar to the original median employee’s 2020 compensation based on the same compensation measure used to select the original median employee. Since January 2, 2021 (the date used to select the 2020 median employee), there have been no changes in the Company’s employee population or employee compensation arrangements that we believe would significantly impact the pay ratio disclosure.

The median of the annual total compensation of all of our employees, other than our Chief Executive Officer, was $23,376. Our Chief Executive Officer’s total compensation, as reported in the 2021 Summary Compensation Table was $4,670,472. Our 2021 Chief Executive Officer to median employee pay ratio is 200:1.

74	2022 Proxy Statement

Compensation of Directors

The Nominating and Corporate Governance Committee evaluates whether the Company’s non-employee directors are fairly compensated for their services to the Company. Employee directors do not receive compensation for service as a director. In making director compensation decisions, the Committee is guided by three basic principles:

•	compensation should fairly pay directors for services expected of a director of a company of similar size and scope to the Company;

•	compensation should align directors’ interests with the long-term interests of shareholders; and

•	the structure of the compensation should be simple, transparent and easy for shareholders to understand.

The Committee conducts periodic reviews of non-employee director compensation with these guiding principles in mind.

The Company does not pay meeting fees. The director compensation structure for 2021 was as follows:

•	All non-employee directors (other than the Chairman): $80,000 cash retainer and $130,000 equity award;

•	Non-employee Chairman of the Board: $170,000 cash retainer and $140,000 equity award;

•	Lead Independent Director: additional $30,000 cash retainer;

•	Audit Committee Chair: $25,000 cash retainer;

•	Audit Committee Members: $12,500 cash retainer;

•	Compensation Committee Chair: $20,000 cash retainer;

•	Compensation Committee Members $10,000 cash retainer;

•	Nominating & Governance Committee Chair: $15,000 cash retainer; and

•	Nominating & Governance Committee Members: $7,500 cash retainer.

The chairs of the committees receive compensation from the chair cash retainer above, as well as compensation as members of the committees.

The Company has established stock ownership guidelines for non-employee directors to help align the interests of directors with those of our shareholders. Under these guidelines, each director is expected to acquire and continue to hold shares of the Company’s common stock having an aggregate market value that equals or exceeds five times the rate of the regular annual retainer then in effect for non-employee directors who are not chairs. Each director is expected to achieve the target ownership level within five years of becoming a director. As of January 1, 2022, each of the Company’s non-employee directors had achieved the target ownership level or were making satisfactory progress toward the target levels and in compliance with the Company’s stock ownership policy. The following table provides information concerning the compensation of non-employee directors for SpartanNash’s last completed year.

2022 Proxy Statement	75

Compensation of Directors

2021 DIRECTOR COMPENSATION

Name	Fees Earned Or Paid in Cash	Stock Awards(1)(2)	Total
M. Shân Atkins	$125,000	$130,863	$255,863
Dennis Eidson	85,000	140,928	225,928
Frank M. Gambino, Ph.D.	92,500	130,863	223,363
Douglas A. Hacker	148,750	130,863	279,613
Yvonne R. Jackson	117,500	130,863	248,363
Matthew Mannelly	90,000	130,863	220,863
Elizabeth A. Nickels	100,000	130,863	230,863
Hawthorne L. Proctor	92,500	130,863	223,363
William R. Voss	112,500	130,863	243,363

(1)	These amounts represent the portion of the grant date fair value of restricted stock determined in accordance with ASC 718, based on the number of shares granted and the closing stock price on the date of grant.

(2)	On March 2, 2021, each non-employee director except the Chairman was issued 7,047 shares of restricted stock pursuant to the 2020 Stock Incentive Plan, which vested on March 4, 2022. Each award had a grant date fair value of $18.57 per share (for an aggregate value of $130,863). Dennis Eidson was issued 7,589 shares as the Chairman of the Board, also on March 2, 2021, at a grant date fair value of $18.57 per share, with a vesting date of March 4, 2022.

The following table presents the number of outstanding shares of restricted stock held by each non-employee director named above as of January 1, 2022:

Name	Shares of Restricted Stock Outstanding
M. Shân Atkins	7,047
Dennis Eidson	7,589
Frank M. Gambino, Ph.D.	7,047
Douglas A. Hacker	7,047
Yvonne R. Jackson	7,047
Matthew Mannelly	7,047
Elizabeth A. Nickels	7,047
Hawthorne L. Proctor	7,047
William R. Voss	7,047

76	2022 Proxy Statement

Transactions with Related Persons

SpartanNash recognizes that transactions with related persons can present potential or actual conflicts of interest. Accordingly, the Company has adopted written policies and procedures intended to ensure that potential conflicts of interests are identified, reviewed, approved, and disclosed as necessary. The Company has regular communications with related persons and relevant Associates regarding these policies.

It is the responsibility of SpartanNash’s management to establish appropriate controls and procedures to identify all material transactions with related persons (as defined in SEC Item 404 of Regulation S-K) and to evaluate those transactions for potential conflicts of interest situations on an ongoing basis. Pursuant to Nasdaq Listing Rule 5630 and the Audit Committee Charter, the Audit Committee must evaluate and approve every proposed transaction with a related person. For any proposed transaction in which a director has an interest, SpartanNash’s general policy is that the director may proceed with the transaction only if the material facts of the transaction and the director’s interest in the transaction have been disclosed to the Audit Committee of the Board, the Audit Committee determines that the transaction is fair to SpartanNash, and the transaction is approved by the Audit Committee. There are no established criteria for evaluating such transactions, and the Audit Committee may consider any information or factors as it deems appropriate in making this determination. However, the Audit Committee may not determine that the proposed transaction is “fair” to the Company unless it determines that the transaction will be made on terms no less favorable than those offered generally to entities that are not affiliated with any director.

Directors and executive officers are required to complete an annual written questionnaire that solicits information regarding any direct or indirect interest that they or members of their family may have in any transaction or series of transactions involving the Company and having a value of $120,000 or more. Directors and executive officers are required to promptly update the Company of any change in the information provided by them in the questionnaire.

SpartanNash has adopted a written conflict of interest policy that requires all Associates to report actual and potential conflicts of interest to the Company’s internal auditor.

There were no related person transactions requiring disclosure under SEC rules during fiscal 2021 or the current year to the date of this proxy statement.

2022 Proxy Statement	77

Shareholder Proposals and Nominations for the 2023 Annual Meeting of Shareholders

SHAREHOLDER PROPOSALS FOR INCLUSION IN THE PROXY MATERIALS FOR THE 2023 ANNUAL MEETING

In accordance with the rules established by the SEC, any shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act intended for inclusion in the proxy statement for next year’s annual meeting of shareholders must be received by the Company no later than [●], 2022, assuming the meeting is held within 30 days of the calendar date of the 2022 Annual Meeting. The proposal must comply fully with the requirements of Rule 14a-8.

SHAREHOLDER PROPOSALS FOR CONSIDERATION AT THE 2023 ANNUAL MEETING, BUT NOT FOR INCLUSION IN THE PROXY MATERIALS

In accordance with our bylaws, any shareholder proposal to be considered at next year’s annual meeting but not for inclusion in the proxy statement must be delivered to our Corporate Secretary no later than [●], 2022, assuming the meeting is held within 30 days of the calendar date of the 2022 Annual Meeting. The notice must comply fully with the requirements of the bylaws.

SHAREHOLDER NOMINATIONS OF DIRECTOR CANDIDATES FOR THE 2023 ANNUAL MEETING

Under our restated articles of incorporation, a shareholder of record may nominate a person for election as a director at next year’s annual meeting if the shareholder has delivered timely notice to our Corporate Secretary setting forth:

•	the name, age, business address and residence address of each proposed nominee;

•	the principal occupation or employment of each nominee;

•	the number of shares of SpartanNash stock that each nominee beneficially owns;

•	a statement that each nominee is willing to be nominated; and

•	any other information concerning each nominee that would be required under the rules of the SEC in a proxy statement soliciting proxies for the election of those nominees.

To be timely, a shareholder’s notice must be delivered to our Corporate Secretary not later than [●], 2022. The Nominating and Corporate Governance Committee will consider every nominee proposed by a shareholder that is received in a timely manner in accordance with these procedures and report each such nomination, along with the Nominating and Corporate Governance Committee’s recommendations, to the full Board. Any nomination that does not comply with the procedures set forth in our restated articles of incorporation will be void.

78	2022 Proxy Statement

Shareholder Proposals and Nominations for the 2023 Annual Meeting of Shareholders

In addition to satisfying the foregoing requirements, to comply with the SEC’s universal proxy rules (once effective), shareholders who intend to solicit proxies in support of director nominees other than the Board’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than [●], 2023.

The Nominating and Corporate Governance Committee may also, in its discretion, consider shareholders’ informal recommendations of possible nominees. Shareholders may send such informal recommendations, including the candidate’s name and background information, to the Committee by directing them in care of our Corporate Secretary.

All such notices, proposals, nominations and recommendations should be directed to the attention of our Corporate Secretary, Ileana McAlary, at SpartanNash Company, 850 76th Street, S.W., P.O. Box 8700, Grand Rapids, Michigan 49518-8700.

2022 Proxy Statement	79

Other Matters

If any other matter properly comes before the Annual Meeting, shares represented by the enclosed WHITE proxy card will be voted in the discretion of the persons named as proxies on such card.

METHOD AND COST OF SOLICITING AND TABULATING VOTES

The Company will bear the expenses of calling and holding the Annual Meeting and the solicitation of proxies on behalf of our Board with respect to the Annual Meeting. These costs will include, among other items, the expense of preparing, assembling, printing, and mailing the proxy materials to shareholders of record and street name shareholders, and reimbursements paid to brokers for their reasonable out-of-pocket expenses for forwarding proxy materials to shareholders and obtaining voting instructions from street name shareholders. In addition to soliciting proxies by mail, our directors, officers, and certain regular employees may solicit proxies on behalf of the Board, without additional compensation, personally or by telephone. The regular employees will be administrative personnel. We may also solicit proxies by email from shareholders who are our employees or who previously requested to receive proxy materials electronically. The Company has retained Morrow Sodali to solicit proxies. Under our agreement with Morrow Sodali, Morrow Sodali will receive a fee of up to $[●]. Morrow Sodali expects that approximately [●] of its employees will assist in the solicitation. The Company also agreed to indemnify Morrow Sodali against certain liabilities relating to, or arising out of, its retention. Morrow Sodali will solicit proxies by mail, telephone, facsimile and email. Our aggregate expenses, including those of Morrow Sodali, our outside legal counsel and other outside advisors, related to our solicitation of proxies in excess of expenses normally spent for an annual meeting of shareholders in which there is not a proxy contest and salaries and wages of our regular employees and officers, are expected to be approximately $[●], of which approximately $[●] has been incurred as of the date of this proxy statement.

PARTICIPANTS

Under applicable regulations of the SEC, each of our directors and director nominees, and certain of our executive officers are “participants” in this proxy solicitation on behalf of the Board. For more information about our directors and executive officers, please see “Board of Directors” beginning on page 34 of this Proxy Statement and “SpartanNash’s Executive Officers” beginning on page 49 of this Proxy Statement. Additional information relating to our directors and director nominees as well as certain of our officers who are considered “participants” in our solicitation under the rules of the SEC by reason of their position as directors and director nominees of the Company or because they may be soliciting proxies on our behalf is attached to this proxy statement as Appendix B. Other than the persons described in this proxy statement, no regular employees of the Company have been or are to be employed to solicit shareholders in connection with this proxy solicitation. However, in the course of their regular duties, certain administrative personnel may be asked to perform clerical or ministerial tasks in furtherance of this solicitation.

STOCKHOLDER LIST

The Company’s list of stockholders as of the close of business on [●], 2022 will be available for inspection during the Annual Meeting by shareholders who attend the Annual Meeting through the live webcast.

HOUSEHOLDING

We may deliver a single set of proxy materials to one address shared by two or more of our shareholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one Notice of Internet Availability of Proxy Materials and one set of proxy

80	2022 Proxy Statement

Other Matters

materials to multiple shareholders who share an address, unless we received contrary instructions from the impacted shareholders prior to the mailing date. We agree to deliver promptly, upon written or verbal request, a separate copy of the proxy materials to any shareholder at the shared address to which a single copy of these documents was delivered. If you prefer to receive separate copies of these materials, contact Ileana McAlary, Corporate Secretary, at SpartanNash Company, 850 76th Street S.W., P.O. Box 8700, Grand Rapids, Michigan, 49518-8700

APPRAISAL RIGHTS

Shareholders do not have appraisal rights in connection with any matters proposed to be acted upon at the Annual Meeting.

ANNUAL REPORT AND SEC FILINGS

Our annual report to shareholders for fiscal 2021 is being furnished together with this proxy statement. The annual report is currently available for reviewing online at [●]. Additionally, the Company’s filings with the SEC are available to the public at the SEC’s website at www.sec.gov. Copies will also be available at no charge by clicking the “SEC Filings” link in the “Investor Relations” section of our website, www.spartannash.com, or by contacting SpartanNashIR@icrinc.com as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC. The information on the SEC’s website and the Company’s website are not part of this proxy statement.

FORWARD-LOOKING STATEMENTS

This proxy statement includes “forward-looking statements” about the plans, strategies, objectives, goals or expectations of the Company. These forward-looking statements are identifiable by words or phrases indicating that the Company or management “expects,” “anticipates,” “plans,” “believes,” or “estimates,” or that a particular occurrence or event “may,” “could,” “should,” “will” or “will likely” result, occur or be pursued or “continue” in the future, that the “outlook” or “trend” is toward a particular result or occurrence, that a development is an “opportunity,” “priority,” “strategy,” “focus,” that the Company is “positioned” for a particular result, or similarly stated expectations. Undue reliance should not be placed on these forward-looking statements, which speak only as of the date made. There are many important factors that could cause actual results to differ materially. These risks and uncertainties include the Company’s ability to compete in the highly competitive grocery distribution, retail grocery and military distribution industries; disruptions associated with the COVID-19 pandemic; the Company’s ability to manage its private brand program for U.S. military commissaries; the Company’s ability to implement its growth strategy; the ability of customers to fulfill their obligations to the Company; the Company’s dependence on certain major customers, suppliers and vendors; disruptions to the Company’s information security network; instances of security threats, severe weather conditions and natural disasters; impairment charges for goodwill and other long-lived assets; the Company’s ability to successfully manage leadership transitions; the Company’s ability to service its debt and to comply with debt covenants; interest rate fluctuations; changes in the military commissary system, including its supply chain, or in the level of governmental funding; product recalls and other product-related safety concerns; labor relations issues and rising labor costs; changes in government regulations; and other risks and uncertainties listed under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent Annual Report on Form 10-K and in subsequent filings with the Securities and Exchange Commission. Additional risks and uncertainties not currently known to the Company or that the Company currently believes are immaterial also may impair its business, operations, liquidity, financial condition and prospects. The Company undertakes no obligation to update or revise its forward-looking statements to reflect developments that occur or information obtained after the date of this proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS

Ileana McAlary

Senior Vice President, Chief Legal Officer

and Corporate Secretary

[●], 2022

2022 Proxy Statement	81

APPENDIX A

Associate Stock Purchase Plan of 2022

SECTION 1

PURPOSE OF PLAN

The purpose of the SpartanNash Company Associate Stock Purchase Plan of 2022 is to encourage Associates of the Company and the Company’s Subsidiaries to promote the best interests of the Company and to align the interests of Associates with the Company’s shareholders by permitting Eligible Associates to purchase shares of the Company’s Common Stock at a price less than the Market Price of the Common Stock. The purchase of Common Stock under the Plan is intended to qualify as the exercise of an option granted under, and the Plan is intended to qualify as, an employee stock purchase plan under Section 423 of the Code. On and after shareholder approval of this Plan, no new offerings and no new option periods shall be made under the 2009 Plan, but any offering and option period under the 2009 Plan then in progress shall remain in effect until completion in accordance with the terms of the 2009 Plan.

SECTION 2

DEFINITIONS

The following words have the following meanings unless a different meaning is plainly required by the context:

2.1	“Associate” means an employee of the Company or one of its Subsidiaries.

2.2	“Board” means the Board of Directors of the Company.

2.3	“Code” means the Internal Revenue Code of 1986, as amended. Each reference herein to a section or sections of the Code shall, unless otherwise noted, be deemed to include a reference to the rules and regulations issued under such section(s) of the Code.

2.4	“Committee” means the Compensation Committee of the Board or such other committee as the Board may from time to time designate to administer the Plan.

2.5	“Common Stock” means the Company’s common stock, no par value.

2.6	“Company” means SpartanNash Company, a Michigan corporation, and its successors and assigns.

2.7	“Election Form” means a notice (in a form approved by the Company) that an Eligible Associate must complete to participate in the Plan and authorize payroll deductions to be made on the Eligible Associate’s behalf under the Plan.

2.8	Subject to Section 5 below, “Eligible Associates” means all present and future active Associates of the Company and its Subsidiaries, except Associates who have been employed by the Company or a Subsidiary for less than one year.

2.9	“Market Value” shall equal the closing price of Common Stock reported on Nasdaq on the date of grant, or if Nasdaq is closed on that date, the last preceding date on which Nasdaq was open for trading and on which shares of Common Stock were traded. If the Common Stock is not listed on Nasdaq, the Market Value shall be determined by any means deemed fair and reasonable by the Committee, taking into account such factors as it considers advisable in a manner consistent with the valuation principles of Section 409A of the Code, except when the Committee expressly determines not to use Section 409A valuation principles, which determination shall be final and binding on all parties.

82	2022 Proxy Statement

Associate Stock Purchase Plan of 2022

2.10	“Option Period” means each calendar quarter, beginning on the first day of each such calendar quarter and ending on the last day of such calendar quarter, or such other time as may be established by the Committee, except that in no event shall an Option Period under the Plan have a duration in excess of twenty-seven (27) months (or such shorter period as may be permitted under Code Section 423).

2.11	“Nasdaq” means the Nasdaq Global Select Market or other tier of the Nasdaq Stock Market on which the Company’s common stock is traded.

2.12	“Participating Associate” means an Eligible Associate who has elected to participate in the Plan in accordance with Section 6.1 below.

2.13	“Payroll Deduction Account” means the account established on behalf of a Participating Associate pursuant to Section 7.1 below, to which his or her payroll deductions shall be credited.

2.14	“Permanent Disability” or “Disability” means an inability of a Participating Associate to perform his or her employment duties due to physical or mental disability for a continuous period of one hundred eighty days (180) days or longer and the Participating Associate is eligible for benefits under the Company’s long-term disability policy.

2.15	“Plan” means the SpartanNash Company Associate Stock Purchase Plan of 2022 as set forth herein, as it may be amended from time to time.

2.16	“Purchase Price” means the purchase price for a share of Common Stock to be paid by a Participating Associate on a Stock Purchase Date, as determined under Section 8.1 below.

2.17	“Retirement” means the termination of employment as a result of retirement on or after one or more of the retirement dates specified in the SpartanNash Company Cash Balance Pension Plan or any successor to that plan.

2.18	“Stock Purchase Date” means a date on which shares of Common Stock are purchased pursuant to the Plan. Unless otherwise determined by the Committee, the Stock Purchase Date shall be the last Trading Day of each Option Period during the term of the Plan.

2.19	“Trading Day” means any day on which the Nasdaq Global Select Market (or such other successor stock exchange on which the Common Stock is traded) is open for trading.

2.20	“Subsidiary” means any corporation or other entity of which 50% or more of the outstanding voting stock or voting ownership interest is directly or indirectly owned or controlled by the Company or by one or more Subsidiaries of the Company. The term “Subsidiary” includes present and future Subsidiaries of the Company.

SECTION 3

ADMINISTRATION

3.1	General. The Committee shall administer the Plan. The Committee may request advice or assistance or employ such other persons as are necessary for proper administration of the Plan. Subject to the express provisions of the Plan, the Committee shall have authority to interpret the Plan, to prescribe, amend and rescind rules, regulations and procedures relating to it, and to make all other determinations necessary or advisable in administering the Plan, all of which determinations shall be final and binding upon all persons unless otherwise determined by the Board. The Committee may delegate responsibility for administering the Plan to Associates of Company or such other persons (including a third parties) as the Committee may deem appropriate, subject to the express provisions of the Plan.

3.2	Indemnification of Committee Members. Neither any member or former member of the Committee, nor any individual or group to whom authority or responsibility is or has been delegated, shall be personally responsible or liable for any act or omission in connection with the performance of powers or duties or the exercise of discretion or judgment in the administration and implementation of the Plan. Each person who is or shall have been a member of the Committee, and any other individual or group exercising delegated authority or responsibility with respect to the Plan, shall be indemnified and held harmless by the Company from and against any cost, liability or expense imposed or incurred in connection with such person’s or the Committee’s taking or failing to take any action under the Plan or the exercise of discretion or judgment in the administration and implementation of the Plan. Each such person shall be justified in relying on information furnished in connection with the Plan’s administration by any appropriate person or persons.

2022 Proxy Statement	83

Associate Stock Purchase Plan of 2022

SECTION 4

STOCK SUBJECT TO THE PLAN

4.1	Number of Shares of Common Stock. There shall be reserved for issuance and purchase by Eligible Associates under the Plan an aggregate of 300,000 shares of Common Stock, subject to adjustment as provided in Section 4.2. Shares of Common Stock available under the Plan may be authorized and unissued shares or shares repurchased by the Company.

4.2	Adjustments. Subject to any required action by the shareholders of the Company, the number of shares covered by each option under the Plan which has not yet been exercised, the maximum share number set forth in Section 8.3, and the number of Shares which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the “Reserves”), as well as the price per share covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, any change in the corporate structure (including, without limitation, a spin-off) or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company. Conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an option.

SECTION 5
ELIGIBILITY

Participation in the Plan shall be open only to Eligible Associates. No option rights may be granted under the Plan to any person who is not an Eligible Associate. No Eligible Associate shall be granted option rights under the Plan if such Associate, immediately after receiving the grant of such option rights under the Plan, would own (as determined pursuant to Sections 423(b)(3) and 424(d) of the Code) stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any of its Subsidiaries.

SECTION 6

PARTICIPATION AND WITHDRAWAL

6.1	Election Form; Changes to Election Form.

(a)	Participation by any Eligible Associate in the Plan shall be entirely voluntary. Any Eligible Associate may become a Participating Associate by completing and delivering an Election Form to the Company. Such Eligible Associate shall become a Participating Associate as of the first day of the next Option Period following the delivery of his or her Election Form, provided that the Election Form has been delivered within the time period prescribed by the Company. The Election Form will authorize specified regular payroll deductions (within the limits specified in Section 7.2 below) from the Participating Associate’s periodic compensation during the time he or she is a Participating Associate.

(b)	Payroll deductions shall be made for each Participating Associate in accordance with the Election Form and shall continue until the Participating Associate’s participation terminates, the Election Form is modified or the Plan terminates. A Participating Associate may increase or decrease his or her payroll deduction (within the limits specified in Section 7.2 below) by delivering a new Election Form to the Company. The Company or the applicable Subsidiary shall deduct the modified amount from the Participating Associate’s payroll beginning with the first pay date to occur on or after ten Trading Days after the new Election Form is properly delivered. A Participating Associate may not increase or decrease his or her pay-roll deductions more than two times during any Option Period.

84	2022 Proxy Statement

Associate Stock Purchase Plan of 2022

6.2	Withdrawal. A Participating Associate may elect at any time to terminate his or her participation in the Plan by written notice delivered to the Company no later than ten Trading Days before a pay date, or by such other time as the Committee may from time to time determine. Upon any termination by a Participating Associate, (a) the Participating Associate shall cease to be a Participating Associate, (b) his or her Election Form shall be revoked insofar as subsequent payroll deductions are concerned, (c) the amount in the Participating Associate’s Payroll Deduction Account, as well as any unauthorized payroll deductions made after such revocation, shall be promptly refunded to the Participating Associate. An Eligible Associate who has terminated participation in the Plan shall not be eligible for reinstatement as a Participating Associate for a period of six months after such termination.

Except as provided in Section 9 below, if a Participating Associate ceases to be an Eligible Associate, (a) no further payroll deductions shall be made on his or her behalf, and (b) the accumulated balance in his or her Payroll Deduction Account shall promptly be returned to the Participating Associate.

SECTION 7

PAYROLL DEDUCTIONS

7.1	Payroll Deduction Account. The Company and its Subsidiaries will maintain a Payroll Deduction Account for each Participating Associate. Authorized payroll deductions shall begin with the first pay date to occur on or after the first day of the first Option Period with respect to which a Participating Associate has elected (in accordance with Section 6.1) to participate in the Plan. Payments made by Participating Associates through payroll deductions shall be credited to each Participating Associate’s Payroll Deduction Account. No amounts other than payroll deductions authorized under the Plan may be credited to a Participating Associate’s Payroll Deduction Account, unless the Company otherwise consents in writing. No interest shall accrue or be paid on any Payroll Deduction Account unless otherwise directed by the Committee.

7.2	Limits on Payroll Deductions. The amount of the payroll deduction specified by a Participating Associate in his or her Election Form shall not be less than $10.00 for each pay period or such other amount as the Company may determine in its sole discretion from time to time. The Company may determine, in its sole discretion, to establish a maximum dollar amount or percentage of compensation that Participating Associates are entitled to authorize for payroll deductions during a calendar year, which limitations shall apply to all Participating Associates during that calendar year. Any such limit established by the Company shall comply with the requirements of Section 423 of the Code.

SECTION 8

PURCHASE OF COMMON STOCK

8.1	Purchase Price. The Purchase Price for each share of Common Stock purchased on a Stock Purchase Date shall be 95% of the Market Value of the Common Stock as of that Stock Purchase Date, or such other percentage of the Market Value that the Committee may determine in its discretion from time to time that is not less than 85% of such Market Value on the Stock Purchase Date.

8.2	Method of Purchase. Except as otherwise provided herein, each Participating Associate having funds in his or her Payroll Deduction Account on a Stock Purchase Date shall be deemed, without any further action, to have been granted and to have exercised his or her option to purchase the number of shares of Common Stock (which may include fractional shares) which the funds in his or her Payroll Deduction Account could purchase on the Stock Purchase Date. Options that are not exercised automatically shall expire immediately and in no event shall any option be exercisable beyond the periods specified in Section 423(b)(7) of the Code. If the number of available shares on a Stock Purchase Date is not sufficient to exhaust all Payroll Deduction Accounts, the available shares shall be allocated in proportion to the funds available in each Payroll Deduction Account and the Plan shall terminate.

2022 Proxy Statement	85

Associate Stock Purchase Plan of 2022

8.3	Limitation on Value of Common Stock to be Purchased. A Participating Associate shall not have and may not exercise any option that would permit the Participating Associate’s rights to purchase Common Stock under the Plan to accrue at a rate that exceeds $25,000 of Market Value of Common Stock (determined at the time of the grant of the option) in any one calendar year, and in no event may such option rights accrue at a rate which exceeds that permitted by Section 423(b)(8) of the Code. In addition to the foregoing limitations, the maximum number of shares that may be purchased by a Participating Associate in any single Option Period is 1,500.

8.4	Title of Accounts. Each Participating Associate’s Account may be in the name of the Participating Associate or, if so indicated on the Election Form, in his or her name jointly or as tenants in common with a member of the Participating Associate’s family, with right of survivorship. With the Company’s consent, a Participating Associate may be permitted to (a) designate a beneficiary to receive the Common Stock held in the Participating Associate’s Account upon death or (b) transfer the Common Stock held in the Account to a revocable trust for the benefit of the Participating Associate.

8.5	Rights as a Shareholder. After a Participating Associate’s Payroll Deduction Account has been charged with the amount of the Purchase Price, the Participating Employee shall have all of the rights and privileges of a shareholder of the Company with respect to shares purchased under the Plan. Subject to applicable law and the Company’s Restated Articles of Incorporation and Bylaws, as amended, shares under the Plan shall be issued in uncertificated form unless the Committee determines otherwise. In addition to the provisions specified in the Plan relating to termination of a Participating Associate’s participation in the Plan, a Participating Associate may withdraw the shares in his or her account in accordance with rules established by the Committee.

8.6	Reinvestment of Dividends. The Committee may require that all or a portion of the cash dividends on any shares held by a Participating Associate under the Plan be automatically reinvested in additional shares of Common Stock.

SECTION 9

RIGHTS ON DEATH, RETIREMENT OR PERMANENT DISABILITY

9.1	Death. If a Participating Associate dies during an Option Period, no further contributions on behalf of the deceased Participating Associate shall be made. The executor or administrator of the deceased Participating Associate’s estate may elect to withdraw the balance in the Participating Associate’s Payroll Deduction Account by notifying the Company in writing at least ten Trading Days before the Stock Purchase Date in respect of such Option Period. If no election to withdraw has been made, the balance accumulated in the deceased Participating Associate’s Payroll Deduction Account shall be used to purchase shares of Common Stock in accordance with Section 8 of the Plan.

9.2	Retirement or Permanent Disability. If, during an Option Period, a Participating Associate (a) Retires or (b) incurs a Permanent Disability, no further contributions on behalf of the Retired or Disabled Participating Associate shall be made. A Retired or Disabled Participating Associate may elect to withdraw the balance in his or her Payroll Deduction Account by notifying the Company in writing at least ten Trading Days before the Stock Purchase Date in respect of such Option Period. If no election to withdraw has been made, the balance accumulated in the Retired or Disabled Participating Associate’s Payroll Deduction Account shall be used to purchase shares of Common Stock in accordance with Section 8 of the Plan. If a Retired or Disabled Participating Associate dies during the Option Period of such Participating Associate’s Retirement or Permanent Disability and such Participating Associate shall not have notified the Company of his or her desire to withdraw the balance in his or her Payroll Deduction Account, the executor or administrator of such Participating Associate’s estate or other legal title holder shall have all the rights provided pursuant to Section 9.1.

86	2022 Proxy Statement

Associate Stock Purchase Plan of 2022

SECTION 10

GENERAL PROVISIONS

10.1	Rights Not Transferable. Rights under the Plan are not transferable by a Participating Associate other than by will or the laws of descent and distribution, and are exercisable during his or her lifetime only by the Participating Associate.

10.2	Amendment of the Plan. The Committee or the Board may at any time, and from time to time, amend the Plan in any respect; provided, however, the Plan may not, without appropriate approval of the Company’s shareholders, be amended in any way that will cause the Plan to fail to meet the requirements of Section 423 of the Code.

10.3	Suspension of the Plan. The Committee may in its discretion at any time, and from time to time, suspend the Plan. If the Plan is suspended by the Committee, the Company shall remit to each Participating Associate the aggregate amount of the Participating Associate’s payroll deductions that have not been applied towards the purchase of option shares as of the date of the Plan’s suspension not later than six months after such suspension, unless the Committee has reinstated the operation of the Plan prior to such time.

10.4	Termination of the Plan. The Plan and all rights of Associates hereunder shall terminate at the earliest of:

(a)	when all shares of Common Stock reserved under the Plan have been purchased; or

(b)	at any time, at the discretion of the Committee or the Board.

Notice of termination shall be given to all Participating Associates, but any failure to give notice shall not impair the termination. Upon termination of the Plan, all amounts in Payroll Deduction Accounts of Participating Associates and all Common Stock held in the accounts of Participating Associates shall promptly be returned to such Participating Associates.

10.5	Governing Law; Compliance with Law. The Plan shall be construed in accordance the laws of the state of Michigan and applicable federal law. The Company’s obligation to sell and deliver shares of Common Stock hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any regulatory or governmental agency as may, in the opinion of counsel for the Company, be required. The Company may make such provisions as it may deem appropriate for the withholding of any taxes or payment of any taxes which it determines may be required to withhold or pay in connection with a Participating Associate’s participation in the Plan.

10.6	Not an Employment Contract. The Plan shall not be deemed to constitute a contract of employment between the Company or any Subsidiary and any Eligible Associate or Participating Associate or to be consideration or inducement for the employment of any Eligible Associate or Participating Associate. The Plan shall not be deemed to give any Participating Associate or Eligible Associate the right to be retained as an Associate or in any other service of the Company or any Subsidiary, or to interfere with the right of the Company or any Subsidiary to discharge any Participating Associate or Eligible Associate at any time regardless of the effect that such discharge shall have upon such person as a participant in the Plan.

10.7	Investment Intent. The Committee may require a Participating Associate to confirm that he or she is purchasing with investment intent and not with a view to resale or other distribution.

10.8	Effective Dates. Subject to shareholder approval at the 2022 Annual Meeting of Shareholders, the first Option Period under the Plan shall commence on July 1, 2022, or such other time as may be established by the Company. If the Company’s shareholders do not approve the Plan at the 2022 Annual Meeting of Shareholders, the Plan shall automatically terminate.

2022 Proxy Statement	87

APPENDIX B

Additional Information Regarding Participants in the Solicitation

Under applicable SEC rules and regulations, members of the Board, the Board’s nominees, and certain officers of the Company are “participants” with respect to the Board’s solicitation of proxies in connection with the Annual Meeting. The following sets forth certain information about such persons (the “Participants”).

DIRECTORS AND NOMINEES

For more information on the names and present principal occupations of the Company’s directors (other than Dr. Gambino, Ms. Jackson, and Ms. Nickels) and director nominees, please see “Board of Directors” beginning on page 34 of this proxy statement.

The present principal occupation of Dr. Gambino is Professor Emeritus of Marketing and the Director Emeritus of the Food & Consumer Packaged Goods Marketing Program at Western Michigan University; the present principal occupation of Ms. Jackson is a retired business executive; and the present principal occupation of Ms. Nickels is as an independent business executive.

Other than as set forth in this Appendix B or elsewhere in this proxy statement, the business address for the Company’s directors and director nominees is c/o SpartanNash Company, 850 76th Street S.W., P.O. Box 8700, Grand Rapids, Michigan, 49518-8700.

OFFICERS

The executive officers of the Company who are Participants are Tony Sarsam and Jason Monaco. The business address for each of these Participants is c/o SpartanNash Company, 850 76th Street S.W., P.O. Box 8700, Grand Rapids, Michigan, 49518-8700. For information on the principal occupations of these Participants, please see “SpartanNash’s Executive Officers” beginning on page 49 of this Proxy Statement.

INFORMATION REGARDING OWNERSHIP OF THE COMPANY’S SECURITIES BY PARTICIPANTS

For information on the number of the Company’s securities beneficially owned by each Participant who is one of the Company’s directors, director nominees or named executive officers, please see “Ownership of SpartanNash Stock” beginning on page 48 of this proxy statement.

88	2022 Proxy Statement

Additional Information Regarding Participants in the Solicitation

The following table sets forth information regarding purchases and sales of the Company’s securities by each Participant during the period from April 1, 2020 through [●], 2022. No part of the purchase price or market value of these securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Name	Transaction Date	Number of Securities	Transaction Description
	6/1/2020	5,839	3
	7/6/2020	3,000	5
	7/15/2020	173	5
	7/16/2020	2,827	5
M. Shân Atkins	7/21/2020	3,000	5
	7/23/2020	3,000	5
	7/27/2020	3,000	5
	3/2/2021	7,047	3
	3/1/2022	4,620	3
	6/1/2020	5,839	3
	12/4/2020	11,000	2
	3/2/2021	7,047	3
Dr. Frank M. Gambino	11/24/2021	2,608	2
	11/30/2021	6,877	2
	3/1/2022	4,620	3
	6/1/2020	5,839	3
Douglas A. Hacker	3/2/2021	7,047	3
	3/1/2022	4,976	3
	6/1/2020	5,839	3
	12/2/2020	2,652	2
Yvonne R. Jackson	12/7/2020	5,062	7
	3/2/2021	7,047	3
	3/1/2022	4,620	3
	6/1/2020	5,839	3
Matthew M. Mannelly	3/2/2021	7,047	3
	3/1/2022	4,620	3
Julien R. Mininberg	3/1/2022	4,620	3
	3/22/2021	25,000	3
	3/22/2021	13,596	3
Jason Monaco	3/1/2022	2,054	4
	3/1/2022	14,661	3
	3/22/2022	2,726	4
	6/1/2020	5,839	3
Elizabeth A. Nickels	3/2/2021	7,047	3
	3/1/2022	4,620	3
Jaymin Patel	3/1/2022	4,620	3

2022 Proxy Statement	89

Additional Information Regarding Participants in the Solicitation

Name	Transaction Date	Number of Securities	Transaction Description
	6/1/2020	5,839	3
	3/2/2021	7,047	3
Hawthorne L. Proctor	6/10/2021	4,200	2
	6/10/2021	1,300	2
	3/1/2022	4,620	3
Pamela Puryear, Ph.D.	3/1/2022	4,620	3
	9/21/2020	22,312	3
	3/1/2021	2,414	4
	3/3/2021	86,721	3
Tony B. Sarsam	3/1/2022	2,425	4
	3/1/2022	63,966	3
	3/4/2022	12,604	4
William R. Voss	6/1/2020	5,839	3
	3/2/2021	7,047	3
	8/26/2021	15,000	2
	3/1/2022	4,620	3

Transaction Descriptions:

1.	Open market or private purchase

2.	Open market or private sale

3.	Grant of restricted stock pursuant to the SpartanNash Company 2020 Stock Incentive Plan

4.	Shares withheld to satisfy tax withholding in connection with vesting of shares of restricted stock

5.	Sale effected pursuant to Rule 10b5-1 Trading Plan

6.	Charitable contribution

7.	Gift

MISCELLANEOUS INFORMATION CONCERNING PARTICIPANTS

Each of the Company’s directors and officers is entitled to indemnification under our bylaws and restated articles of incorporation. In addition, the Company has entered into indemnification agreements with each of its current directors and executive officers.

Other than as set forth in this Appendix B or elsewhere in this proxy statement and based on the information provided by each Participant:

•	no Participant or associate of any Participant beneficially owns, directly or indirectly, or owns of record but not beneficially, any shares of our common stock or other securities of the Company or any parent or subsidiary of the Company;

•	no Participant has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting other than an interest, if any, as a shareholder of the Company or, with respect to a director nominee, as a nominee for director; and

•	no Participant has purchased or sold any securities of the Company within the past two years.

90	2022 Proxy Statement

Additional Information Regarding Participants in the Solicitation

In addition, neither the Company nor any of the Participants is now or has been within the past year a party to any contract, arrangement or understanding with any person with respect to any of the Company’s securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

Other than as set forth in this Appendix B or elsewhere in this proxy statement and based on the information provided by each Participant, neither the Company nor any of the Participants or any of their associates have (i) any arrangements or understandings with any person with respect to any future employment by the Company or any of its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party, or (ii) a direct or indirect material interest in any transaction or series of similar transactions since January 3, 2021 or any currently proposed transactions, or series of similar transactions, in which the Company or any of its subsidiaries was or is to be a party in which the amount involved exceeds $120,000.

There are no material proceedings to which the Participants or any of their associates is a party or has a material interest adverse to the Company. Neither the Company nor any of the Participants has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) during the past ten years.

Other than the persons described in this proxy statement, no regular employees of the Company have been or are to be employed to solicit shareholders in connection with this proxy solicitation. However, in the course of their regular duties, certain administrative personnel may be asked to perform clerical or ministerial tasks in furtherance of this solicitation.

2022 Proxy Statement	91

PRELIMINARY COPY SUBJECT TO COMPLETION—APRIL 1, 2022

SpartanNash Company

2022 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD [●], 2022

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

W H I T E P R O X Y

The undersigned hereby appoints [●] and [●] (together, the “Proxies”), and each of them acting individually or in the absence of others, with full power of substitution and re-substitution and all powers that the undersigned would possess if personally present, as proxies to represent and vote all of the shares of common stock of SpartanNash Company (the “Company”) that the undersigned is entitled to vote at the 2022 Annual Meeting of Shareholders (including any adjournments, postponements, or continuations thereof, the “Annual Meeting”) of the Company to be held virtually, via live webcast, on [●], 2022, at [●] [a/p].m., Eastern Daylight Time.

By signing this proxy, the undersigned acknowledges receipt of the Notice of Annual Meeting and of the accompanying Proxy Statement, the terms of which are incorporated by reference herein, and revokes any proxy previously given by the undersigned with respect to the Annual Meeting.

THIS WHITE PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS MADE AS TO ANY ITEM, THIS PROXY WILL BE VOTED “FOR ALL” OF THE NOMINEES IN PROPOSAL 1, “FOR” PROPOSALS 2, 3 AND 4, AND, TO THE EXTENT AUTHORIZED UNDER RULE 14A-4(C) UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, IN THE DISCRETION OF THE PROXIES NAMED HEREIN WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT, POSTPONEMENT, OR CONTINUATION THEREOF.

IMPORTANT – PLEASE MARK, SIGN, DATE AND RETURN YOUR WHITE PROXY CARD PROMPTLY.
THANK YOU FOR VOTING.

(Continued and to be dated and signed on reverse side)

SEE REVERSE SIDE

TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE YOUR WHITE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting The Notice and Proxy Statement and Annual Report are available at: www.proxyvoting.com/[•]

SpartanNash Company   THIS WHITE PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED    WHITE PROXY CARD

The Board of Directors unanimously recommends a vote “FOR ALL” of the nominees listed in Proposal 1 and “FOR” Proposals 2, 3 and 4.

1.	Election of nine directors to serve until the 2023 Annual Meeting of Shareholders of the Company and until such directors’ successors shall have been elected and qualified.
Nominees:
01. M. Shân Atkins	06. Hawthorne L. Proctor
02. Douglas A. Hacker	07. Pamela Puryear, Ph.D.
03. Matthew M. Mannelly	08. Tony B. Sarsam
04. Julien R. Mininberg	09. William R. Voss
05. Jaymin B. Patel

☐ FOR ALL	☐ WITHHOLD ALL	☐ FOR ALL EXCEPT

INSTRUCTIONS: To withhold from an individual nominee, mark the “FOR ALL EXCEPT” box and write the name(s) of the individual nominee(s) on the line below:

		Please mark vote as indicated in this example		☒
2.	Advisory approval of the Company’s named executive officer compensation.	FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	Approval of the SpartanNash Company Associate Stock Purchase Plan of 2022, including the reservation of 300,000 shares for issuance thereunder.	FOR ☐	AGAINST ☐	ABSTAIN ☐

4.	Ratification of the selection of Deloitte & Touche LLP as the Company’s independent certified public accounting firm for the fiscal year ending December 31, 2022.	FOR ☐	AGAINST ☐	ABSTAIN ☐

We will also transact any other business that may properly come before the meeting, and any adjournment, postponement, or continuation of the meeting.

Date

(Signature)

(Signature if held jointly)

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, guardian or other fiduciary, please give full title as such. If a corporation, please sign in full corporate name by the president or another authorized officer. If a partnership, please sign in full partnership name by an authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE

   TO VOTE BY MAIL, PLEASE DETACH HERE, MARK, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED

Your telephone or internet proxy authorizes the Proxies to vote your shares in the same manner as if you marked, signed and returned your WHITE proxy card.

AUTHORIZE YOUR PROXY BY INTERNET: THE WEB ADDRESS IS www.proxyvoting.com/SPTN. You will be asked to enter a CONTROL NUMBER which is located in the lower right-hand corner of this form.

AUTHORIZE YOUR PROXY BY PHONE: You will be asked to enter a CONTROL NUMBER which is located in the lower right-hand corner of this form.

Call ★ ★ Toll Free ★ ★

1-866-894-0534

There is NO CHARGE to you for this call

OPTION A:	You are encouraged to review each proposal and select a voting choice before you submit your proxy. Please press 0 in order to vote on each proposal separately.

OPTION B:	If you prefer not to select a voting choice with respect to each proposal you may press 1 to submit a proxy. If you select this option, your shares will be voted in accordance with the recommendations made by the Board of Directors.

Internet and Telephone voting is available through 11:59 P.M. Eastern Daylight Time on [●], 2022.	CONTROL NUMBER for Telephone/Internet Proxy Authorization